Oppenheimer Rochester™ State Specific Municipal Funds

Prospectus dated July 1, 2009

Oppenheimer
Rochester™ Arizona Municipal Fund
Rochester™ Maryland Municipal Fund
Rochester™ Massachusetts Municipal Fund
Rochester™ MichiganMunicipal Fund
Rochester™ Minnesota Municipal Fund
Rochester™ North Carolina Municipal Fund
Rochester™ Ohio Municipal Fund
Rochester™ Virginia Municipal Fund

Each Oppenheimer Rochester state specific municipal fund listed here is a mutual fund that seeks a high level of current interest income exempt from federal and its respective state's income taxes for individual investors as is consistent with preservation of capital.
This prospectus contains important information about the Funds' objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Funds and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account. Any reference to the term "Fund" or "Funds" throughout this prospectus refers to any and all of the funds listed here unless otherwise indicated.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Rochester State Specific Municipal Funds

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
13	The Fund's Past Performance
22	Fees and Expenses of the Fund
36	About the Fund's Investments
40	How the Fund is Managed

ABOUT YOUR ACCOUNT
43	About Your Account
44	Choosing a Share Class
49	The Price of Fund Shares
51	How to Buy, Sell and Exchange Shares
63	Dividends, Capital Gains and Taxes
69	Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital.

WHAT DOES THE FUND MAINLY INVEST IN?

What is a Municipal Security? Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities to finance the development of local communities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued.        What are State Municipal Securities? State municipal securities are securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal, state and local personal income taxes.

The Fund invests mainly in municipal securities issued by its state. These debt obligations are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (which are long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Most of the securities the Fund buys must be "investment-grade" (rated in one of the four highest rating categories of a nationally-recognized statistical rating organization, such as Standard & Poor's Rating Services, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's")), although the Fund also can invest as much as 25% of its total assets in lower-grade securities (sometimes called "junk bonds").
 Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund's state income tax. These may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions if the interest on such securities is not subject to federal or the Fund's state individual income tax. Securities whose interest is exempt from the taxes of the Fund's state are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of the Fund's state. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% federal and state municipal securities requirement. The Fund selects investments without regard to this type of tax treatment.
 While the Minnesota Fund is required under normal market conditions to invest at least 80% of its net assets in securities the income from which is exempt from both federal and Minnesota individual income tax, the Fund intends to invest its assets so that at least 95% of the exempt-interest dividends that it pays are derived from Minnesota municipal obligations as required for state tax exemption under Minnesota law.

The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change. The Fund also can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters, a variable rate obligation and form of derivative. The Fund also can borrow money to purchase additional securities, another form of "leverage". Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund's total assets. These investments and techniques are more fully explained below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio managers look primarily throughout the Fund's state for municipal securities using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:

  Securities that provide high current income
  A wide range of securities of different issuers within the state (and certain possessions, territories and commonwealths of the United States), including different agencies and municipalities, to spread risk
  Securities having favorable credit characteristics
  Special situations that provide opportunities for value
  Unrated bonds that might provide high income
  Securities of smaller issuers that might be overlooked by other investors and funds
  Special situations of higher rated bonds that provide opportunities for above average income
  Securities across a wide range of municipal sectors, coupons and revenue sources.

The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and the Funds' state personal income taxes. The Fund does not seek capital gains or growth. The Fund invests in bonds that are exposed to credit and interest rate risk and can invest up to 25% of its total assets in bonds that are rated below investment-grade. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

OppenheimerFunds, Inc. (the "Manager") tries to reduce risks by selecting a wide variety of municipal securities and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The Fund's share prices and yields may change daily based on changes in general bond market movements, changes in values of particular bonds because of events affecting the issuer, or changes in interest rates that can affect bond prices overall.

The Fund focuses its investments in its particular state and is non-diversified.  The Fund will therefore be vulnerable to the effects of economic, regulatory and political developments that affect its state governmental issuers.

CREDIT RISK. Municipal securities are subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. The credit quality of many bond issues is evaluated by rating agencies such as S&P and Moody's based on an analysis of the ability of the bond issuer to meet all required interest and principal payments. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

If the issuer fails to pay interest or repay principal, the Fund's income might be reduced and the value of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's or a security insurer's credit rating, for any reason, can reduce the market value of the issuer's securities.

SPECIAL RISKS OF LOWER-GRADE SECURITIES. Because the Fund can invest as much as 25% of its total assets in securities rated below investment-grade, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

Below investment-grade debt securities may be subject to greater price fluctuations than investment-grade securities and may have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

INTEREST RATE RISK. Municipal securities are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued municipal securities generally rise. As a result, the income the Fund earns on its investments, and the Fund's distributions to shareholders, may decline. When prevailing interest rates rise, the values of already-issued municipal securities held by the Fund generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities.  When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change. The Fund generally focuses on longer-term securities to seek higher income. Therefore, the Fund's share prices may fluctuate more when interest rates change. Additionally, the Fund can buy variable and floating rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds that the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

SPECIAL RISKS OF INVESTING PRIMARILY IN A SINGLE STATE'S MUNICIPAL SECURITIES. Because the Fund focuses its investments primarily on its state's municipal securities, the value of the Fund's portfolio investments will be highly sensitive to events affecting the fiscal stability of the Fund's state and its municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of a state's issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state's municipal issuers. Other occurrences, such as catastrophic natural disasters, can also adversely affect a state's fiscal stability. These risks also apply to securities of issuers located outside the Fund's state that it invests in, including securities issued by the governments of U.S. territories, commonwealths and possessions.

The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states' spending, revenues and state budgets that has caused many states to operate under significant financial stress. The Statement of Additional Information contains more detailed information about the special considerations relating to state municipal obligations and U.S. territories, commonwealths and possessions.

Special Tax or Special Assessment Bonds (Land-Secured or "Dirt" Bonds). The Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

SPECIAL RISKS OF INVESTING IN U.S. TERRITORIES, COMMONWEALTHS AND POSSESSIONS. The Fund also invests in obligations of the governments of the U.S. territories, commonwealths and possessions such as the Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from state income taxes. These investments also are considered to be "state municipal securities" for purposes of this prospectus. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

RISKS OF NON-DIVERSIFICATION. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly the Fund may invest a greater portion of its assets in the securities of a single issuer or limited number of issuers than a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer or limited number of issuers, the Fund is more subject to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

  Tobacco Settlement Revenue Bonds. For purposes of the Fund's industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

              A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.

            Because tobacco settlement revenue bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

             The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.

  "Subject to Appropriation" (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge. These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "government appropriation" or "subject to appropriation" bonds (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.

           Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers STA Tobacco Bonds to be "municipal securities" for purposes of its concentration policies.

TAXABILITY RISK. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Subsequent to the Fund's acquisition of a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

Although the Fund does not anticipate investing substantial amounts of its assets in taxable investments, it can invest up to 20% of its net assets in investments that generate income subject to income taxes. Additionally, the Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values (market discount). All, or a portion of these gains may be taxable to shareholders as ordinary income rather than capital gains. Please refer to the section titled "Dividends, Capital Gains and Taxes" later in this Prospectus for more information.

BORROWING AND LEVERAGE. The Fund can borrow from banks, a technique referred to as "leverage," in amounts up to one-third of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund (an investment technique used by the Fund as described in this prospectus), or to contribute to such trusts to enable them to meet tenders of their other securities by the holders. The Fund currently participates in a line of credit with other Oppenheimer funds for those purposes.  The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.

Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes.  The interest on borrowed money is an expense that might reduce the Fund's yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan.  Using leverage may also make the Fund's share price more sensitive, i.e. volatile, to interest rate changes than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements under the Investment Company Act.

The Fund may be subject to other forms of leverage through its investments in derivative securities. Please refer to the section titled "Inverse Floaters" in this prospectus for more information on other types of leverage that can impact the Fund.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

        The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may also use derivatives for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters discussed below, are a type of variable rate obligations.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

UNUSUAL VOLATILITY AND LACK OF LIQUIDITY IN THE MUNICIPAL BOND MARKETS. Municipal bonds are traded in the "over-the-counter" market among dealers and other large institutional investors.   In late 2008, the municipal bond market entered a period of greater volatility than it had historically experienced. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds promptly at prices reflecting their then-current market values. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. The Fund may seek to make sales of large blocks of bonds to meet shareholder redemption requests, or it may be required to raise cash to re-collateralize, unwind or "collapse" trusts that issued inverse floaters to the Fund or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued, if the remarketing agents for those securities are unable to sell those short-term securities in the marketplace to other buyers (typically tax-exempt money market funds).   It is not possible to predict whether such cycles of market illiquidity are short-term or may continue over a protracted period of time.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar charts and tables below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar charts show the performance of the Fund's Class A shares for each full calendar year since the Fund's inception.

The following tables show the average annual total returns of each class of the Fund's shares before taxes compared to a broad-based market index. After-tax returns are also shown for Class A shares. They are calculated using the highest individual federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Oppenheimer Rochester Arizona Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.80% (2nd qtr 08) and the lowest return before taxes for a calendar quarter was -26.08% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was 6.34%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 10/10/06)
Return Before Taxes	(38.76%)	(19.38%)
Return After Taxes on Distributions	(38.76%)	(19.38%)
Return After Taxes on Distributions and Sale of Fund Shares	(23.44%)	(15.09%)
Class B Shares (inception 10/10/06)	(39.24%)	(19.23%)
Class C Shares (inception 10/10/06)	(36.80%)	(18.21%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	0.85%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.59%[1]

1 From 09/30/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and 3% (life of class) for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclay Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Maryland Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 2.08% (2nd qtr 08) and the lowest return before taxes for a calendar quarter was -21.94% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was 9.91%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 10/10/06)
Return Before Taxes	(36.23%)	(19.22%)
Return After Taxes on Distributions	(36.23%)	(19.22%)
Return After Taxes on Distributions and Sale of Fund Shares	(21.74%)	(14.98%)
Class B Shares (inception 10/10/06)	(36.73%)	(19.13%)
Class C Shares (inception 10/10/06)	(34.16%)	(18.11%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	0.85%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.59%[1]

1 From 09/30/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and 3% (life of class) for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Massachusetts Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.06% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -23.42% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was 11.27%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 7/18/06)
Return Before Taxes	(39.43%)	(18.25%)
Return After Taxes on Distributions	(39.43%)	(18.25%)
Return After Taxes on Distributions and Sale of Fund Shares	(23.82%)	(14.10%)
Class B Shares (inception 7/18/06)	(39.96%)	(18.21%)
Class C Shares (inception 7/18/06)	(37.48%)	(17.30%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	1.70%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.36%[1]

1 From 07/31/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and 3% (life of class) for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Michigan Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.05% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -26.47% (4th qtr 08). For the period from January 1, 2009 through March 31, 2008 the cumulative return before taxes was 6.13%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 6/21/06)
Return Before Taxes	(44.87%)	(19.48%)
Return After Taxes on Distributions	(44.87%)	(19.48%)
Return After Taxes on Distributions and Sale of Fund Shares	(27.37%)	(14.98%)
Class B Shares (inception 6/21/06)	(45.28%)	(19.39%)
Class C Shares (inception 6/21/06)	(43.14%)	(18.57%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	2.12%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.43%[1]

1 From 06/30/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and 3% (life of class) for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Minnesota Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.66% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -22.04% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was 12.42%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 11/07/06)
Return Before Taxes	(30.40%)	(16.35%)
Return After Taxes on Distributions	(30.40%)	(16.35%)
Return After Taxes on Distributions and Sale of Fund Shares	(18.04%)	(12.76%)
Class B Shares (inception 11/07/06)	(30.97%)	(16.21%)
Class C Shares (inception 11/07/06)	(28.21%)	(15.13%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	0.59%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.91%[1]

1 From 10/31/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and 3% (life of class) for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester North Carolina Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.23% (2nd qtr 08) and the lowest return before taxes for a calendar quarter was -24.01% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was 9.26%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 10/10/06)
Return Before Taxes	(39.51%)	(20.66%)
Return After Taxes on Distributions	(39.51%)	(20.66%)
Return After Taxes on Distributions and Sale of Fund Shares	(24.03%)	(16.20%)
Class B Shares (inception 10/10/06)	(39.93%)	(20.51%)
Class C Shares (inception 10/10/06)	(37.54%)	(19.53%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	0.85%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.59%[1]

1 From 09/30/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and 3% (life of class) for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Ohio Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.30% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -22.32% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was 6.17%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 6/21/06)
Return Before Taxes	(37.52%)	(15.29%)
Return After Taxes on Distributions	(37.52%)	(15.29%)
Return After Taxes on Distributions and Sale of Fund Shares	(22.60%)	(11.70%)
Class B Shares (inception 6/21/06)	(38.02%)	(15.26%)
Class C Shares (inception 6/21/06)	(35.50%)	(14.36%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	2.12%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.43%[1]

1 From 06/30/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and for 3% (life of class) Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Virginia Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 2.55% (2nd qtr 08) and the lowest return before taxes for a calendar quarter was -23.59% (4th qtr 08). For the period from January 1, 2009 through March 31, 2009 the cumulative return before taxes was 8.68%.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 7/18/06)
Return Before Taxes	(39.70%)	(19.63%)
Return After Taxes on Distributions	(39.70%)	(19.63%)
Return After Taxes on Distributions and Sale of Fund Shares	(23.98%)	(15.22%)
Class B Shares (inception 7/18/06)	(40.13%)	(19.61%)
Class C Shares (inception 7/18/06)	(37.69%)	(18.73%)
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	(2.47%)	1.70%[1]
Consumer Price Index
(reflects no deduction for fees, expenses or taxes)	0.09%	1.36%[1]

1 From 07/31/06.

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year); and 3% (life of class) for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers below are based on the Fund's expenses during its fiscal year ended March 31, 2009. Expenses may vary in future years.

Oppenheimer Rochester Arizona Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.12%	1.00%	1.00%
Total Other Expenses	1.28%	1.39%	1.45%
Interest and Fees from Borrowing	0.70%	0.70%	0.70%
Interest and Related Expenses from Inverse Floaters[4]	0.26%	0.26%	0.26%
Other Expenses	0.32%	0.43%	0.49%
Total Annual Operating Expenses[5]	1.95%	2.94%	3.00%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amended undertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.50% for Class A shares and 2.25% for Class B and Class C shares.

Oppenheimer Rochester Maryland Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.19%	1.00%	1.00%
Total Other Expenses	0.93%	1.13%	1.04%
Interest and Fees from Borrowing	0.66%	0.66%	0.66%
Interest and Related Expenses from Inverse Floaters[4]	0.05%	0.05%	0.05%
Other Expenses	0.22%	0.42%	0.33%
Total Annual Operating Expenses[5]	1.67%	2.68%	2.59%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amended undertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.46% for Class A shares and 2.21% for Class B and Class C shares.

Oppenheimer Rochester Massachusetts Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.18%	1.00%	1.00%
Total Other Expenses	1.61%	1.82%	1.69%
Interest and Fees from Borrowing	0.85%	0.85%	0.85%
Interest and Related Expenses from Inverse Floaters[4]	0.48%	0.48%	0.48%
Other Expenses	0.28%	0.49%	0.36%
Total Annual Operating Expenses[5]	2.34%	3.37%	3.24%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amendedundertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.65% for Class A shares and 2.40% for Class B and Class C shares.

Oppenheimer Rochester Michigan Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.08%	1.00%	1.00%
Total Other Expenses	1.35%	1.74%	1.56%
Interest and Fees from Borrowing	0.85%	0.85%	0.85%
Interest and Related Expenses from Inverse Floaters[4]	0.24%	0.24%	0.24%
Other Expenses	0.26%	0.65%	0.47%
Total Annual Operating Expenses[5]	1.98%	3.29%	3.11%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amended undertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.65% for Class A shares and 2.40% for Class B and Class C shares.

Oppenheimer Rochester Minnesota Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.12%	0.99%	1.00%
Total Other Expenses	1.07%	1.26%	1.29%
Interest and Fees from Borrowing	0.71%	0.71%	0.71%
Interest and Related Expenses from Inverse Floaters[4]	0.00%	0.00%	0.00%
Other Expenses	0.36%	0.55%	0.58%
Total Annual Operating Expenses[5]	1.74%	2.80%	2.84%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amended undertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.51% for Class A shares and 2.26% for Class B and Class C shares.

Oppenheimer Rochester North Carolina Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.17%	1.00%	1.00%
Total Other Expenses	1.04%	1.14%	1.22%
Interest and Fees from Borrowing	0.60%	0.60%	0.60%
Interest and Related Expenses from Inverse Floaters[4]	0.21%	0.21%	0.21%
Other Expenses	0.23%	0.33%	0.41%
Total Annual Operating Expenses[5]	1.76%	2.69%	2.77%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amended undertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.40% for Class A shares and 2.15% for Class B and Class C shares.

Oppenheimer Rochester Ohio Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	1.00%
Total Other Expenses	1.49%	1.63%	1.59%
Interest and Fees from Borrowing	0.95%	0.95%	0.95%
Interest and Related Expenses from Inverse Floaters[4]	0.32%	0.32%	0.32%
Other Expenses	0.22%	0.36%	0.32%
Total Annual Operating Expenses[5]	2.24%	3.18%	3.14%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amended undertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.75% for Class A shares and 2.50% for Class B and Class C shares.

Oppenheimer Rochester Virginia Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.18%	1.00%	1.00%
Total Other Expenses	1.36%	1.45%	1.52%
Interest and Fees from Borrowing	0.78%	0.78%	0.78%
Interest and Related Expenses from Inverse Floaters[4]	0.21%	0.21%	0.21%
Other Expenses	0.37%	0.46%	0.53%
Total Annual Operating Expenses[5]	2.09%	3.00%	3.07%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and auditing and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

5. For the fiscal year ended March 31, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that actual "Total Annual Operating Expenses," excluding those expenses attributable to investments in inverse floaters, for the period, as percentages of average daily net assets, were 0.80% for Class A shares and 1.55% for Class B and Class C shares. Effective July 1, 2009, the Manager amended its voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. Had the amended undertaking been in effect for the fiscal year ended March 31, 2009, the actual "Total Annual Operating Expenses," as percentages of average daily net assets, would have been 1.58% for Class A shares and 2.33% for Class B and Class C shares.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time, however, and your actual costs may be higher or lower.

The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you keep your shares. In the first example, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Based on these assumptions your expenses would be as follows:

Oppenheimer Rochester Arizona Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$665	$1,064	$1,487	$2,663
Class B Shares	$801	$1,223	$1,770	$2,850*
Class C Shares	$408	$941	$1,600	$3,367

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$665	$1,064	$1,487	$2,663
Class B Shares	$301	$923	$1,570	$2,850*
Class C Shares	$308	$941	$1,600	$3,367

Oppenheimer Rochester Maryland Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$638	$981	$1,346	$2,373
Class B Shares	$775	$1,143	$1,639	$2,573*
Class C Shares	$365	$816	$1,393	$2,962

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$638	$981	$1,346	$2,373
Class B Shares	$275	$843	$1,439	$2,573*
Class C Shares	$265	$816	$1,393	$2,962

Oppenheimer Rochester Massachusetts Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$1,179	$1,680	$3,053
Class B Shares	$845	$1,353	$1,984	$3,259*
Class C Shares	$432	$1,014	$1,720	$3,597

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$1,179	$1,680	$3,053
Class B Shares	$345	$1,053	$1,784	$3,259*
Class C Shares	$332	$1,014	$1,720	$3,597

Oppenheimer Rochester Michigan Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$668	$1,073	$1,502	$2,693
Class B Shares	$837	$1,329	$1,945	$3,052*
Class C Shares	$419	$975	$1,655	$3,473

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$668	$1,073	$1,502	$2,693
Class B Shares	$337	$1,029	$1,745	$3,052*
Class C Shares	$319	$975	$1,655	$3,473

Oppenheimer Rochester Minnesota Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$1,001	$1,382	$2,446
Class B Shares	$787	$1,180	$1,700	$2,673*
Class C Shares	$391	$892	$1,520	$3,211

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$1,001	$1,382	$2,446
Class B Shares	$287	$880	$1,500	$2,673*
Class C Shares	$291	$892	$1,520	$3,211

Oppenheimer Rochester North Carolina Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$647	$1,007	$1,392	$2,467
Class B Shares	$776	$1,146	$1,644	$2,622*
Class C Shares	$384	$871	$1,484	$3,142

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$647	$1,007	$1,392	$2,467
Class B Shares	$276	$846	$1,444	$2,622*
Class C Shares	$284	$871	$1,484	$3,142

Oppenheimer Rochester Ohio Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$1,149	$1,631	$2,955
Class B Shares	$826	$1,296	$1,890	$3,113*
Class C Shares	$422	$984	$1,670	$3,502

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$1,149	$1,631	$2,955
Class B Shares	$326	$996	$1,690	$3,113*
Class C Shares	$322	$984	$1,670	$3,502

Oppenheimer Rochester Virginia Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$1,105	$1,556	$2,805
Class B Shares	$808	$1,241	$1,800	$2,948*
Class C Shares	$415	$962	$1,635	$3,435

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$1,105	$1,556	$2,805
Class B Shares	$308	$941	$1,600	$2,948*
Class C Shares	$315	$962	$1,635	$3,435

* Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, "STA Tobacco Bonds" discussed earlier in this prospectus.

The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities, to seek higher income.

State Municipal Securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to a Fund's respective state individual income tax. The term "State Municipal Securities" also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to state individual income tax. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

Tax-Exempt Commercial Paper.  Tax-exempt commercial paper is a short-term obligation with a stated maturity of usually 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note, repurchase agreement or other credit facility agreement offered by a bank or financial institution. Because tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper, the commercial paper of a tax-exempt issuer that is unable to continue to obtain liquidity in that manner may default. There may be a limited secondary market for issues of tax-exempt commercial paper.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio.  It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

Most of the municipal securities the Fund buys are "investment-grade" at the time of purchase.  "Investment-grade" securities are those rated within the four highest rating categories of S&P, Moody's, Fitch, Inc. or another nationally-recognized statistical rating organization. While securities rated within the fourth highest category by S&P (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. The rating categories are described in Appendix C of the Statement of Additional Information.

Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue. In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Unrated securities also are considered "investment-grade" if judged by the Manager to be comparable to rated investment-grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security.  However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may, as discussed above, further increase the volatility of the market value of a PLN or the inverse floater.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

        The Fund will not invest more than 15% of its net assets in illiquid securities.

Taxable Investments. The Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

Advisory Fees.  Under the Fund's investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund's assets grow: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of average annual net assets over $1.5 billion.

     Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that the "Total Annual Operating Expenses" (excluding expenses attributable to the Fund's investment in inverse floaters) would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that the Fund's "Total Annual Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders.

The Fund's advisory fee for the period ended March 31, 2009, as a percentage of average daily assets of the Fund are as follows:

Fund	Advisory Fee
Arizona Municipal Fund	0.55%
Maryland Municipal Fund	0.55%
Massachusetts Municipal Fund	0.55%
Michigan Municipal Fund	0.55%
Minnesota Municipal Fund	0.55%
North Carolina Municipal Fund	0.55%
Ohio Municipal Fund	0.55%
Virginia Municipal Fund	0.55%

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract for the Fund is available in the Fund's Semi-Annual Report to shareholders for the six month period ended September 30, 2008.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments. Messrs. Loughran, Cottier and Willis have been Senior Portfolio Managers and Vice Presidents of the Fund since its inception. Messrs. DeMitry and Franz have been Senior Portfolio Managers of the Fund since July 2009. Mr. Camarella has been an Associate Portfolio Manager of the Fund since April 2008.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and has been a Portfolio Manager with the Manager since 1999. He was Vice President of the Manager from April 2001 to June 2007.  He is a team leader, a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Cottier has been a Vice President of the Manager since 2002.  He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Willis has been a Portfolio Manager since 2003 and a Vice President of the Manager since July 2009.  He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. DeMitry has been a Portfolio Manager since 2006 and a Vice President of the Manager since July 2009. He was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is a Senior Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

Mr. Franz has been a Portfolio Manager since 2006 and a Vice President of the Manager since July 2009. He was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Camarella has been a Portfolio Manager since 2008 and an Assistant Vice President of the Manager since July 2009. He was a research analyst of the Manager from February 2006 to April 2008 and a credit analyst of the Manager from June 2003 to January 2006. He is an Associate Portfolio Manager, an officer, and a trader for the Fund and other Oppenheimer Funds.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $200 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in: your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse, accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

       Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

Letters of Intent submitted prior to October 22, 2007 will be subject to the contingent deferred sales charge that was in effect at the time the Letter of Intent was submitted and the Distributor will pay the concession that was applicable to those shares at that time. Unless otherwise agreed to by the Distributor, the terms of any Letter of Intent submitted prior to October 22, 2007 will continue until its completion.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Sales Charge Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial adviser or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial adviser, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial adviser, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

Arizona Tax Considerations. Interest on obligations of the State of Arizona, its political subdivisions and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) are exempt from Arizona personal income tax. The Arizona Department of Revenue has ruled that dividends paid by a regulated investment company, such as the Fund, are exempt from Arizona state income tax to the extent such dividends are derived by the Fund from interest on such exempt obligations. For purposes of Arizona income taxation, distributions from the Fund that are derived from interest on other types of obligations (i.e., obligations the interest on which is not exempt from Arizona state income tax) will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Obligations the interest on which is not exempt from Arizona state income tax include indirect U.S. government obligations (e.g., Ginnie Maes and Fannie Maes) and obligations of other states and their political subdivisions. Distributions of net capital gains (both short- and long-term net capital gains) are not exempt from Arizona income taxation and are taxed at ordinary income tax rates. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for Arizona personal income tax purposes.

Maryland Tax Considerations. The portion of the Oppenheimer Rochester Maryland Municipal Fund's exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam or American Samoa or their authorities ("Maryland Municipal Bonds") and dividends attributable to (i) gains from the disposition of Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or (ii) interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Oppenheimer Rochester Maryland Municipal Fund's distributions that constitutes exempt-interest dividends exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Internal Revenue Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any dividends from the Oppenheimer Rochester Maryland Municipal Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Oppenheimer Rochester Maryland Municipal Fund will not be subject to the Maryland personal property tax.

Massachusetts Tax Considerations. For Massachusetts resident individual shareholders, exempt-interest dividends from the Massachusetts Fund generally will be exempt from Massachusetts personal income tax to the extent that such dividends are directly attributable to interest received by the Fund from obligations issued by the Commonwealth of Massachusetts, any political subdivision thereof or any Massachusetts agency or instrumentality. If, however, any portion of exempt-interest dividends from the Fund is attributable to income received by the Fund from non-Massachusetts municipal securities, such income will be subject to the Massachusetts personal income tax. While capital gain dividends from the Fund generally will be taxable to Massachusetts resident individual shareholders, a portion of such dividends may also be exempt if derived by the Fund from certain types of Massachusetts obligations. Ordinary dividends (if any) from the Fund generally will be taxable to Massachusetts resident individual shareholders at the Massachusetts personal income tax rate applicable to dividend income, but any portion that is attributable to interest received by the Fund on U.S. government securities will be exempt from Massachusetts personal income tax. Corporate shareholders that are subject to the Massachusetts corporate excise tax generally will need to include all distributions (including exempt-interest dividends) from the Fund in calculating the net income measure of the Massachusetts corporate excise tax. The Fund will provide a written notice to shareholders each taxable year indicating the portion of dividends received by Massachusetts resident individual shareholders that is exempt from the Massachusetts personal income tax.

Michigan Tax Considerations. Under existing Michigan law, Michigan shareholders who are subject to the Michigan personal income tax will not be subject to the Michigan income tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan Obligations. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan Obligations, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax.

Michigan's personal income tax rate is 4.35%. Beginning October 1, 2011, the tax rate is scheduled to decrease by 0.1% per year, and then, effective October 1, 2015, the tax rate is to be reduced to 3.9%. The Michigan Business Tax ("MBT") became effective in 2008. The MBT, in general, has two weighted components: one at 0.8% times adjusted gross receipts and the second at 4.95% times net profits. There are two additional components for insurance companies and financial institutions. The MBT also has a surcharge of 21.99% of a taxpayer's liability before any credits. This surcharge is scheduled to expire January, 2017. The MBT has provisions that should exclude exempt-interest dividends to the extent attributable to interest on Michigan Obligations and on obligations of the United States.

Shareholders should consult with their tax adviser with respect to the tax treatment under Michigan law of gains or losses on dispositions of Michigan Obligations by the Fund, or dispositions of shares of the Fund by the holders thereof, and with respect to the effect that holding shares of the Fund or receiving interest or dividends from the Fund may have on liabilities under the MBT and under Michigan taxes other than state and local income taxes.

Minnesota Tax Considerations. Exempt-interest dividends paid by the Fund and derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Obligations") will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts, but only if the portion of all exempt-interest dividends paid by the Fund from Minnesota Obligations represent 95% or more of the exempt-interest dividends paid by the Fund in a taxable year. Exempt-interest dividends, if any, derived from interest on obligations issued by U.S. possessions will also be exempt from the regular Minnesota personal income tax though they are not counted as Minnesota Obligations and if over 5% of the exempt-interest dividend would cause the Minnesota component to be included as income. Other dividends paid by the Fund, including other exempt-interest dividends paid from sources other than Minnesota Obligations, and distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts, unless another exemption (such as for interest on obligations of the United States) applies.

Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on the taxpayer's federal alternative minimum taxable income. To the extent that exempt-interest dividends are included in federal alternative minimum taxable income, they will also be included in Minnesota alternative minimum taxable income.

All Fund distributions, including exempt-interest dividends derived from Minnesota Obligations, will be includable in taxable income for purposes of determining the Minnesota franchise tax imposed on corporations.

North Carolina Tax Considerations. Unless the act authorizing the issuance of the obligation expressly states otherwise, exempt interest dividends earned by residents of North Carolina should not be subject to federal, North Carolina state or North Carolina local taxes to the extent that such exempt interest dividends represent interest from bonds issued by North Carolina, its political subdivisions, or commissions, authorities, or other agencies of North Carolina or its political subdivisions or on income derived from direct obligations of the U.S. government or its possessions. The portion of the Fund's dividends that are attributable to income earned on other obligations (non-North Carolina municipal securities) will normally be subject to personal income taxes imposed by the State of North Carolina and its political subdivisions.

Ohio Tax Considerations. Interest and gains on obligations issued by or on behalf of the State of Ohio, its political subdivisions and agencies or instrumentalities thereof ("Ohio Obligations"), and income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands), are exempt from Ohio state and local personal income taxation. For Ohio state and local tax purposes, dividends paid by the Fund will generally be exempt to the extent they are attributable to Ohio Obligations, if at all times at least fifty percent (50%) of the value of the Fund's total assets consists of Ohio Obligations or similar obligations of other states or their political subdivisions. Unless otherwise exempt under federal law, the portion of the Fund's dividends that are attributable to income earned on other obligations (i.e., non-Ohio municipal securities) will normally be subject to personal income taxes imposed by the State of Ohio and certain of its political subdivisions.

Virginia Tax Considerations. Interest and gains on obligations of the Commonwealth of Virginia, its political subdivisions and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) are exempt from Virginia personal income tax. Under the Virginia Administrative Code, distributions from a regulated investment company, such as the Fund, also will be exempt from Virginia personal income tax to the extent attributable to interest received by the Fund from such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (e.g., Ginnie Maes and Fannie Maes) or to income earned on obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such distributions generally will be subject to Virginia personal income tax. Distributions of net short-term and net long-term capital gains earned by the Fund from taxable obligations are included in Virginia taxable income and are currently taxed at ordinary income tax rates.

Exempt-interest dividends attributable to income from a state's municipal securities will generally be subject to state and local personal income taxes applicable to residents of other states.

     Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Registered Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Financial Highlights Tables

Oppenheimer Rochester Arizona Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.23	$14.30	$13.80
Income (loss) from investment operations:
Net investment income[2]	.78	.82	.37
Net realized and unrealized gain (loss)	(4.01)	(2.23)	.39
Total from investment operations	(3.23)	(1.41)	.76
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.68)	(.66)	(.26)
Net asset value, end of period	$8.32	$12.23	$14.30

Total Return, at Net Asset Value[3]	(27.14)%	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,065	$28,388	$10,308
Average net assets (in thousands)	$26,349	$22,842	$ 6,676
Ratios to average net assets:[4]
Net investment income	7.40%	6.15%	5.52%
Expenses excluding interest and fees on short-term
floating rate notes issued	1.69%	2.04%	2.88%
Interest and fees on short-term floating rate notes issued[5]	0.26%	0.59%	0.14%
Total expenses	1.95%	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	1.06%	1.39%	0.94%
Portfolio turnover rate	44%	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rate of 0.80% for Class A shares.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.22	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.70	.72	.31
Net realized and unrealized gain (loss)	(4.00)	(2.23)	.39
Total from investment operations	(3.30)	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.56)	(.21)
Net asset value, end of period	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(27.64)%	(10.84)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$228	$164	$80
Average net assets (in thousands)	$277	$138	$44
Ratios to average net assets:[4]
Net investment income	6.83%	5.34%	4.56%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.68%	4.28%	11.63%
Interest and fees on short-term floating rate notes issued[5]	0.26%	0.59%	0.14%
Total expenses	2.94%	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	1.81%	2.14%	1.69%
Portfolio turnover rate	44%	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.

Class C Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.22	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.70	.72	.29
Net realized and unrealized gain (loss)	(4.00)	(2.23)	.41
Total from investment operations	(3.30)	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.56)	(.21)
Net asset value, end of period	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(27.63)%	(10.84)%	5.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,764	$3,811	$1,284
Average net assets (in thousands)	$4,322	$2,997	$411
Ratios to average net assets:[4]
Net investment income	6.72%	5.38%	4.39%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.74%	3.00%	4.48%
Interest and fees on short-term floating rate notes issued[5]	0.26%	0.59%	0.14%
Total expenses	3.00%	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	1.81%	2.14%	1.69%
Portfolio turnover rate	44%	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.

Oppenheimer Rochester Maryland Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.82	$12.97	$12.70
Income (loss) from investment operations:
Net investment income[2]	.63	.67	.33
Net realized and unrealized gain (loss)	(2.89)	(2.21)	.18
Total from investment operations	(2.26)	(1.54)	.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.61)	(.24)
Net asset value, end of period	$7.94	$10.82	$12.97

Total Return, at Net Asset Value[3]	(21.38)%	(12.23)%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,891	$36,232	$11,322
Average net assets (in thousands)	$33,994	$22,982	$8,826
Ratios to average net assets:[4]
Net investment income	6.67%	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued	1.62%	1.87%	2.90%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.63%	0.15%
Total expenses	1.67%	2.50%	3.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.85%	1.43%	0.95%
Portfolio turnover rate	25%	28%	1%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rate of 0.80% for Class A shares.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.81	$12.96	$12.70
Income (loss) from investment operations:
Net investment income[2]	.55	.59	.27
Net realized and unrealized gain (loss)	(2.88)	(2.22)	.18
Total from investment operations	(2.33)	(1.63)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.52)	(.19)
Net asset value, end of period	$7.93	$10.81	$12.96

Total Return, at Net Asset Value[3]	(22.00)%	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,117	$931	$380
Average net assets (in thousands)	$959	$644	$173
Ratios to average net assets:[4]
Net investment income	5.99%	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued	2.63%	3.06%	5.87%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.63%	0.15%
Total expenses	2.68%	3.69%	6.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.60%	2.18%	1.70%
Portfolio turnover rate	25%	28%	1%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rate of 1.55% for Class B shares.

Class C Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.80	$12.95	$12.70
Income (loss) from investment operations:
Net investment income[2]	.55	.58	.27
Net realized and unrealized gain (loss)	(2.87)	(2.21)	.17
Total from investment operations	(2.32)	(1.63)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.52)	(.19)
Net asset value, end of period	$7.93	$10.80	$12.95

Total Return, at Net Asset Value[3]	(21.92)%	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,043	$12,911	$1,894
Average net assets (in thousands)	$14,255	$7,602	$671
Ratios to average net assets:[4]
Net investment income	5.99%	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued	2.54%	2.68%	4.29%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.63%	0.15%
Total expenses	2.59%	3.31%	4.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.60%	2.18%	1.70%
Portfolio turnover rate	25%	28%	1%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rate of 1.55% for Class C shares.

Oppenheimer Rochester Massachusetts Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$11.97	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.75	.77	.57
Net realized and unrealized gain (loss)	(3.63)	(2.48)	.48
Total from investment operations	(2.88)	(1.71)	1.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.69)	(.66)	(.41)
Net asset value, end of period	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	(24.61)%	(12.27)%	7.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,389	$31,809	$16,475
Average net assets (in thousands)	$32,067	$26,956	$10,143
Ratios to average net assets:[4]
Net investment income	7.47%	5.84%	5.67%
Expenses excluding interest and fees on short-term
floating rate notes issued	1.86%	2.23%	3.05%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.72%	0.16%
Total expenses	2.34%	2.95%	3.21%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	1.28%	1.52%	0.96%
Portfolio turnover rate	20%	62%	1%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$11.97	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.67	.68	.47
Net realized and unrealized gain (loss)	(3.63)	(2.49)	.50
Total from investment operations	(2.96)	(1.81)	.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.56)	(.33)
Net asset value, end of period	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	(25.19)%	(12.92)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,121	$1,042	$632
Average net assets (in thousands)	$1,150	$ 915	$195
Ratios to average net assets:[4]
Net investment income	6.77%	5.10%	4.69%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.89%	3.25%	4.92%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.72%	0.16%
Total expenses	3.37%	3.97%	5.08%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	2.03%	2.27%	1.71%
Portfolio turnover rate	20%	62%	1%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.

Class C	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$11.95	$14.33	$13.70
Income (loss) from investment operations:
Net investment income[2]	.67	.67	.46
Net realized and unrealized gain (loss)	(3.62)	(2.49)	.50
Total from investment operations	(2.95)	(1.82)	.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.56)	(.33)
Net asset value, end of period	$8.39	$11.95	$14.33

Total Return, at Net Asset Value[3]	(25.15)%	(13.01)%	7.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,757	$6,735	$2,695
Average net assets (in thousands)	$8,228	$4,666	$ 748
Ratios to average net assets:[4]
Net investment income	6.75%	5.04%	4.59%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.76%	3.12%	4.24%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.72%	0.16%
Total expenses	3.24%	3.84%	4.40%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	2.03%	2.27%	1.71%
Portfolio turnover rate	20%	62%	1%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.

Oppenheimer Rochester Michigan Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.20	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.77	.83	.65
Net realized and unrealized gain (loss)	(4.79)	(2.39)	.64
Total from investment operations	(4.02)	(1.56)	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.71)	(.67)	(.46)
Net asset value, end of period	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	(33.84)%	(11.14)%	9.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,122	$40,660	$17,170
Average net assets (in thousands)	$33,158	$33,865	$11,550
Ratios to average net assets:[4]
Net investment income	7.92%	6.12%	5.82%
Expenses excluding interest and fees on short-term
floating rate notes issued	1.74%	1.99%	2.63%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.68%	0.34%
Total expenses	1.98%	2.67%	2.97%[6]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses[7]	1.04%	1.48%	1.14%
Portfolio turnover rate	62%	104%	4%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.20	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.70	.72	.51
Net realized and unrealized gain (loss)	(4.80)	(2.38)	.69
Total from investment operations	(4.10)	(1.66)	1.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.57)	(.37)
Net asset value, end of period	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	(34.35)%	(11.82)%	9.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$682	$918	$506
Average net assets (in thousands)	$839	$801	$196
Ratios to average net assets:[4]
Net investment income	7.18%	5.34%	4.55%
Expenses excluding interest and fees on short-term
floating rate notes issued	3.05%	3.26%	4.43%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.68%	0.34%
Total expenses	3.29%	3.94%	4.77%[6]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses[7]	1.79%	2.23%	1.89%
Portfolio turnover rate	62%	104%	4%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.

Class C Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.19	$14.42	$13.60
Income (loss) from investment operations:
Net investment income[2]	.70	.72	.52
Net realized and unrealized gain (loss)	(4.80)	(2.38)	.67
Total from investment operations	(4.10)	(1.66)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.57)	(.37)
Net asset value, end of period	$7.46	$12.19	$14.42

Total Return, at Net Asset Value[3]	(34.38)%	(11.83)%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,309	$6,936	$2,309
Average net assets (in thousands)	$5,962	$5,750	$ 845
Ratios to average net assets:[4]
Net investment income	7.15%	5.33%	4.63%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.87%	3.03%	3.76%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.68%	0.34%
Total expenses	3.11%	3.71%	4.10%[6]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses[7]	1.79%	2.23%	1.89%
Portfolio turnover rate	62%	104%	4%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.

Oppenheimer Rochester Minnesota Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.38	$13.79	$13.60
Income (loss) from investment operations:
Net investment income[2]	.73	.74	.30
Net realized and unrealized gain (loss)	(2.78)	(1.53)	.09
Total from investment operations	(2.05)	(.79)	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.62)	(.20)
Net asset value, end of period	$9.68	$12.38	$13.79

Total Return, at Net Asset Value[3]	(16.92)%	(5.89)%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,181	$22,915	$7,832
Average net assets (in thousands)	$24,459	$15,737	$6,330
Ratios to average net assets:[4]
Net investment income	6.71%	5.70%	5.53%
Total expenses	1.74%	2.21%	3.44%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%
Portfolio turnover rate	20%	33%	0%

1. For the period from November 7, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expense ratio is higher due to the Fund's limited operating history.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.37	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.65	.64	.26
Net realized and unrealized gain (loss)	(2.79)	(1.53)	.08
Total from investment operations	(2.14)	(.89)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.52)	(.16)
Net asset value, end of period	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	(17.57)%	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$635	$547	$215
Average net assets (in thousands)	$622	$373	$ 95
Ratios to average net assets:[4]
Net investment income	5.96%	4.95%	4.75%
Total expenses	2.80%	3.32%	8.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.55%
Portfolio turnover rate	20%	33%	0%

1. For the period from November 7, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expense ratio is higher due to the Fund's limited operating history.

Class C Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.37	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.65	.63	.26
Net realized and unrealized gain (loss)	(2.79)	(1.53)	.08
Total from investment operations	(2.14)	(.90)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.51)	(.16)
Net asset value, end of period	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	(17.57)%	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,029	$2,256	$164
Average net assets (in thousands)	$2,217	$1,119	$ 77
Ratios to average net assets:[4]
Net investment income	5.88%	4.87%	4.75%
Total expenses	2.84%	3.18%	9.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.55%
Portfolio turnover rate	20%	33%	0%

1. For the period from November 7, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expense ratio is higher due to the Fund's limited operating history.

Oppenheimer Rochester North Carolina Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.34	$14.64	$14.40
Income (loss) from investment operations:
Net investment income[2]	.70	.70	.31
Net realized and unrealized gain (loss)	(3.71)	(2.36)	.19
Total from investment operations	(3.01)	(1.66)	.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.64)	(.26)
Net asset value, end of period	$8.67	$12.34	$14.64

Total Return, at Net Asset Value[3]	(25.00)%	(11.70)%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,512	$43,726	$10,883
Average net assets (in thousands)	$42,919	$33,933	$ 7,927
Ratios to average net assets:[4]
Net investment income	6.70%	5.12%	4.48%
Expenses excluding interest and fees on short-term
floating rate notes issued	1.55%	1.64%	2.09%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%
Total expenses	1.76%	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	1.01%	1.28%	0.95%
Portfolio turnover rate	28%	58%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.33	$14.64	$14.40
Income (loss) from investment operations:
Net investment income[2]	.62	.59	.25
Net realized and unrealized gain (loss)	(3.70)	(2.37)	.20
Total from investment operations	(3.08)	(1.78)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.53)	(.21)
Net asset value, end of period	$8.67	$12.33	$14.64

Total Return, at Net Asset Value[3]	(25.51)%	(12.43)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$954	$733	$62
Average net assets (in thousands)	$801	$354	$47
Ratios to average net assets:[4]
Net investment income	6.03%	4.40%	3.59%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.48%	2.69%	10.13%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%
Total expenses	2.69%	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	1.76%	2.03%	1.70%
Portfolio turnover rate	28%	58%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.

Class C Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.33	$14.63	$14.40
Income (loss) from investment operations:
Net investment income[2]	.62	.60	.25
Net realized and unrealized gain (loss)	(3.70)	(2.37)	.19
Total from investment operations	(3.08)	(1.77)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.53)	(.21)
Net asset value, end of period	$8.67	$12.33	$14.63

Total Return, at Net Asset Value[3]	(25.51)%	(12.37)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,208	$9,311	$5,224
Average net assets (in thousands)	$ 9,938	$7,422	$2,670
Ratios to average net assets:[4]
Net investment income	5.99%	4.39%	3.56%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.56%	2.69%	2.95%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%
Total expenses	2.77%	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[7]	1.76%	2.03%	1.70%
Portfolio turnover rate	28%	58%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.

Oppenheimer Rochester Ohio Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$11.41	$13.58	$12.80
Income (loss) from investment operations:
Net investment income[2]	.70	.68	.61
Net realized and unrealized gain (loss)	(3.41)	(2.21)	.61
Total from investment operations	(2.71)	(1.53)	1.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.64)	(.44)
Net asset value, end of period	$8.04	$11.41	$13.58

Total Return, at Net Asset Value[3]	(24.44)%	(11.67)%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,743	$47,326	$22,292
Average net assets (in thousands)	$42,433	$39,710	$12,528
Ratios to average net assets:[4]
Net investment income	7.06%	5.34%	5.81%
Expenses excluding interest and fees on short-
term floating rate notes issued	1.92%	1.69%	2.49%
Interest and fees on short-term floating
rate notes issued[5]	0.32%	0.73%	0.17%
Total expenses	2.24%	2.42%	2.66%[6]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses[7]	1.12%	1.53%	0.97%
Portfolio turnover rate	26%	93%	2%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rate of 0.80% for Class A shares.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$11.40	$13.58	$12.80
Income (loss) from investment operations:
Net investment income[2]	.63	.59	.52
Net realized and unrealized gain (loss)	(3.42)	(2.23)	.62
Total from investment operations	(2.79)	(1.64)	1.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.54)	(.36)
Net asset value, end of period	$8.03	$11.40	$13.58

Total Return, at Net Asset Value[3]	(25.04)%	(12.41)%	9.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,196	$2,316	$935
Average net assets (in thousands)	$2,481	$1,872	$419
Ratios to average net assets:[4]
Net investment income	6.52%	4.67%	4.96%
Expenses excluding interest and fees on short-
term floating rate notes issued	2.86%	2.63%	3.95%
Interest and fees on short-term floating
rate notes issued[5]	0.32%	0.73%	0.17%
Total expenses	3.18%	3.36%	4.12%[6]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses[7]	1.87%	2.28%	1.72%
Portfolio turnover rate	26%	93%	2%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rate of 1.55% for Class B shares.

Class C Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$11.39	$13.57	$12.80
Income (loss) from investment operations:
Net investment income[2]	.63	.59	.46
Net realized and unrealized gain (loss)	(3.41)	(2.23)	.67
Total from investment operations	(2.78)	(1.64)	1.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.54)	(.36)
Net asset value, end of period	$8.03	$11.39	$13.57

Total Return, at Net Asset Value[3]	(24.97)%	(12.43)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,739	$16,038	$3,895
Average net assets (in thousands)	$16,693	$11,872	$ 784
Ratios to average net assets:[4]
Net investment income	6.41%	4.64%	4.48%
Expenses excluding interest and fees on short-
term floating rate notes issued	2.82%	2.54%	3.45%
Interest and fees on short-term floating rate
notes issued[5]	0.32%	0.73%	0.17%
Total expenses	3.14%	3.27%	3.62%[6]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses[7]	1.87%	2.28%	1.72%
Portfolio turnover rate	26%	93%	2%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expense ratio is higher due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rate of 1.55% for Class C shares.

Oppenheimer Rochester Virginia Municipal Fund
Class A Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.20	$13.21	$12.60
Income (loss) from investment operations:
Net investment income[2]	.64	.78	.54
Net realized and unrealized gain (loss)	(2.99)	(3.20)	.44
Total from investment operations	(2.35)	(2.42)	.98
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.59)	(.37)
Net asset value, end of period	$7.23	$10.20	$13.21

Total Return, at Net Asset Value[3]	(23.70)%	(18.85)%	7.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,132	$19,946	$11,023
Average net assets (in thousands)	$21,874	$17,701	$ 7,721
Ratios to average net assets:[4]
Net investment income	7.47%	6.54%	5.89%
Expenses excluding interest and fees on short-term
floating rate notes issued	1.88%	2.73%	3.11%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%
Total expenses	2.09%	3.62%	3.43%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses[6]	1.01%	1.69%	1.12%
Portfolio turnover rate	41%	50%	2%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.

Class B Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.19	$13.20	$12.60
Income (loss) from investment operations:
Net investment income[2]	.57	.68	.43
Net realized and unrealized gain (loss)	(2.99)	(3.19)	.47
Total from investment operations	(2.42)	(2.51)	.90
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.30)
Net asset value, end of period	$7.22	$10.19	$13.20

Total Return, at Net Asset Value[3]	(24.33)%	(19.48)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,339	$446	$150
Average net assets (in thousands)	$ 876	$373	$ 40
Ratios to average net assets:[4]
Net investment income	6.82%	5.81%	4.66%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.79%	3.84%	8.07%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%
Total expenses	3.00%	4.73%	8.39%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses[6]	1.76%	2.44%	1.87%
Portfolio turnover rate	41%	50%	2%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.

Class C Year Ended March 31,	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$10.18	$13.19	$12.60
Income (loss) from investment operations:
Net investment income[2]	.58	.68	.43
Net realized and unrealized gain (loss)	(3.00)	(3.19)	.44
Total from investment operations	(2.42)	(2.51)	.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.28)
Net asset value, end of period	$7.21	$10.18	$13.19

Total Return, at Net Asset Value[3]	(24.34)%	(19.50)%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,354	$4,990	$1,263
Average net assets (in thousands)	$5,390	$3,147	$ 400
Ratios to average net assets:[4]
Net investment income	6.63%	5.84%	4.69%
Expenses excluding interest and fees on short-term
floating rate notes issued	2.86%	3.51%	4.38%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%
Total expenses	3.07%	4.40%	4.70%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses[6]	1.76%	2.44%	1.87%
Portfolio turnover rate	41%	50%	2%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File Nos.:	811-21877 811-21878 811-21879 811-21880 811-21881 811-21882 811-21883 811-21884
PR0000.006.0609
Oppenheimer RochesterTM Arizona Municipal Fund

Oppenheimer RochesterTM Maryland Municipal Fund

Oppenheimer RochesterTM Massachusetts Municipal Fund

Oppenheimer RochesterTM Michigan Municipal Fund

Oppenheimer RochesterTM Minnesota Municipal Fund

Oppenheimer RochesterTM North Carolina Municipal Fund

Oppenheimer RochesterTM Ohio Municipal Fund

Oppenheimer RochesterTM Virginia Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

Statement of Additional Information dated July 1, 2009

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated July 1, 2009. It should be read together with the Prospectus, which may be obtained by writing to the Fund’s transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 (the “Transfer Agent”), by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com . Any reference to the term “Fund” or “Funds” throughout this SAI refers to each fund named above, unless otherwise indicated.

The portions of this SAI that do not relate to a particular Fund do not form a part of that Fund’s SAI, have not been incorporated by reference into that Fund’s Prospectus, and should not be relied upon by investors of that Fund.

Contents                                                       Page

About the Fund

Additional Information About the Fund’s Investment Policies and Risks

     The Fund’s Investment Policies

     Other Investment Techniques and Strategies

     Investment Restrictions

Disclosure of Portfolio Holdings

How the Fund is Managed

     Organization and History

     Board of Trustees and Oversight Committees

     Trustees and Officers of the Fund

     The Manager

Brokerage Policies of the Fund
Distribution and Service Plans

Payments to Fund Intermediaries

Performance of the Fund

About Your Account

How To Buy Shares

How To Sell Shares

How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund

Report of Independent Registered Public Accounting Firm

Financial Statements

Appendix A: OppenheimerFunds Special Sales Charge Arrangements and Waivers          A-1

Appendix B: Special Considerations Relating to State Municipal Obligations and U.S.
Territories, Commonwealths and Possessions           B-1

Appendix C: Municipal Bond Ratings Definitions          C-1

about the fund

Additional Information About the Fund’s Investment Policies and Risks

The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”) may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI at all times in seeking its objective. The Fund may use some of the investment techniques and strategies at some times or not at all.

     The Fund’s municipal securities that are held to maturity are redeemable by the security’s issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

     Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security’s maturity. The Fund may dispose of securities prior to their maturity for investment purposes In that case, the Fund could realize a capital gain or loss on the sale.

     There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

     Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “What Does the Fund Mainly Invest In?” and “About the Fund’s Investments”. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund’s state individual income tax, which may include securities of issuers located outside of the Fund’s state such as U.S. territories, commonwealths and possessions. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

■     Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” bonds and “revenue” bonds (including “private activity” bonds). They may have fixed, variable or floating rates of interest or may be “zero-coupon” bonds, as described below.

     Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn that could reduce the Fund’s yield.

❑     General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

❑     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement (“MSA”) (as described in the section titled “Tobacco Related Bonds”). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

❑     Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds ” as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

     Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

     Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

■     Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

❑     Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

❑     Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

❑     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

❑     Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

❑     Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

❑     Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears”, meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

■     Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

     Some municipal lease securities may be deemed to be “illiquid” securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

•	the frequency of trades and price quotations for such securities;

•	the number of dealers or other potential buyers willing to purchase or sell such securities;

•	the availability of market-makers; and

•	the nature of the trades for such securities.

     While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

     Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

     Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

     In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

     While the Fund holds these securities, the Manager will also evaluate their credit quality and the likelihood of a continuing market for them.

Tobacco Related Bonds.  The Fund may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the MSA described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. On June 22, 2009, President Obama signed into law the “Family Smoking Prevention and Tobacco Control Act” which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels.  FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”).  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, “subject to appropriation bonds” (also referred to as “appropriation debt”) are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer’s general funds.  Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be “municipal securities” for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits, allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, cases and the A.B. Coker case in federal court in Louisiana (discussed below) are and the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation.

In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. The Second Circuit’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior district court and appellate decisions in circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines.

Proceedings are pending or on appeal in certain other cases, including two challenges by certain tobacco companies not participating in the MSA in federal court in Louisiana. Plaintiffs in the Xcaliber allege that, among other things, the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana’s MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant’s motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana’s related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case was remanded to, and remains pending in the U.S. District for the Southern District of New York against the attorneys general of 30 states with respect to antitrust and Commerce Clause claims. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River is in the discovery phase of litigation in preparation for the development of a factual record support possible findings of fact that may be used by the court in its decision as to the pending claims.

On January 12, 2009, the Southern District court dismissed the plaintiffs’ claims in Freedom Holdings against the attorney general and the commissioner of taxation and finance of the State of New York. The claims in Freedom Holdings were based on the same purported claims as the Grand River case. These two suits have survived initial appellate review of motions to dismiss for failure to state a claim upon which relief can be granted. It is not known whether the plaintiffs in Freedom Holdings will appeal the District Court’s ruling in January 2009 dismissing their claims.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

     The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.

■     Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

     Below investment-grade securities (also referred to as “junk bonds”) may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund’s policy of preservation of capital, the Fund limits its investments in lower quality securities.

     After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody’s, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund’s investment policies.

     The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

     A list of the rating categories of Moody’s, S&P and Fitch for municipal securities is contained in Appendix C to this SAI. Because the Fund may purchases securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

     In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer’s management and regulatory factors affecting the issuer and particular facility.

■     Special Risks of Below-Investment Grade Securities. The Fund may invest in municipal securities rated below investment grade up to the limits described in the prospectus. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities.

While securities rated “Baa” by Moody’s or “BBB” by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund’s state personal income tax.

     Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands or Guam. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Special Considerations Relating to the Fund’s Municipal Obligations

     A discussion of the special considerations relating to the Fund’s municipal obligations and other economic conditions is provided in Appendix B to this SAI.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times and at times may not use them.

■     Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund’s limitations on investments in illiquid securities.

■     Inverse Floaters. The Fund invests in “inverse floaters” which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-free floating rate security (sometimes referred to as a “tender option bond”) and a long-term tax-exempt floating rate security (referred to as a residual certificate” or “inverse floater”) that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a “tender option bond” has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or “collapse” the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

     Because of the accounting treatment for inverse floaters created by the Fund’s transfer of a municipal bond to a trust, the Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects the Fund’s expense ratios, statements of income and assets and liabilities and causes the Fund’s Statement of Investments to include the underlying municipal bond.

■     Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

■     When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed-delivery” basis. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

     When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

     When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

     When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

■     Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

     Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

     The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■     Puts and Standby Commitments. The Fund may acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

     The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.

     A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

■     Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet the credit requirements set by the Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

     The majority of these transactions run from day-to-day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements of seven days or less.

     Repurchase agreements, considered “loans” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral’s value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

|X|     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

     These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

[GRAPHIC OMITTED][GRAPHIC OMITTED]      Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When to Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund’s net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the “Line of Credit”) with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. (“Citicorp”), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender’s willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid Securities and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager. This determination take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days. The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a

Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

■     Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agreement”) with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"). The Fund limits loans of portfolio securities to not more than 25% of its net assets. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

     The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Other Derivative Investments.

Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

■     Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Funds may:

☐	sell interest rate futures or municipal bond index futures,

☐	buy puts on such futures or securities, or

|_|     write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

     The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

❑     buy interest rate futures or municipal bond index futures, or

❑     buy calls on such futures or on securities.

     The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

■     Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called “interest rate futures”), and municipal bond indices (these are referred to as “municipal bond index futures”).

     An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

     A “municipal bond index” assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

     No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

     At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

     Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

■     Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

❑     Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 25% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

(4)	The Fund may write calls on futures contracts whether or not it owns them.

     When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

     The Fund’s custodian bank, or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

     When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

     |X|     Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

|X|      Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

     Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

     The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

     When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

■     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

     The Fund’s option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

     If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

     There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund’s securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund’s securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund’s portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

     The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

     An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

■     Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.

     The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party’s damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

■     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

     Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

■     Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

❑	short-term municipal securities;

❑	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

❑	corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

❑	commercial paper rated “A-1” by S&P, or a comparable rating by another nationally recognized rating agency; and

❑	certificates of deposit of domestic banks with assets of $1 billion or more.

     The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

■     Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

     The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund’s annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund’s portfolio turnover rates during the past five fiscal years.

■     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security. Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

Other Investment Restrictions

■     What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of:

❑	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

❑	more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

■     Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Funds:

❑     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

❑     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

❑     The Fund cannot invest more than 25% of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to the Fund’s respective State’s municipal securities.

❑     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

❑     The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

❑     The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     Currently, under the Investment Company Act, and the Fund’s exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities.  The Fund does not have any restrictions on investments in real estate and/or commodities other than the information set forth in the investment restrictions above. Although each Fund is not expected to invest in real estate, to the extent consistent with each Fund’s investment objective and its policies, a Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.  Although unlikely, it is possible that a Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

Non-Diversification of the Fund’s Investments. The Fund is “non-diversified” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one “issuer.” That means that the Fund can invest more of its assets in the securities of a single issuer than a diversified fund.

     Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares are subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Fund’s industry concentration policies, STA Bonds are considered to be “municipal” bonds, as distinguished from “tobacco” bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Fund’s industry concentration policies.

Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

     Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

■     Do the Funds Have Any Other Restrictions That Are Not Fundamental? The Fund has the additional operating policies which are stated below, that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval.

❑     The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information by employees, officers and/or directors of the Manager, Distributor, and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in the semi-annual and annual reports to shareholders or the Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 holdings may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com (select the Fund’s name under the “View Fund Information for:” menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

     Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

     The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

     A list of the top 20 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

     Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•

The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations, if securities are not priced by the Fund’s regular pricing services).

     Portfolio holdings information of a Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio managers’ investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

     Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner

     Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), formerly known as the NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisors of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements), and

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

     Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

     The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

     Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the “CCO”) of the Funds and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

     The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fox-Pitt, Kelton, Inc.	Northeast Securities
Alforma Capital Markets	Fraser Mackenzie	Numis Securities Inc.
Altrushare	Friedman, Billings, Ramsey	Oddo Securities
Altus Investment Management	FTN Equity Capital Markets Corporation	Omgeo LLC
American Technology Research	Garp Research & Securities	Oppenheimer & Co., Inc.
Auerbach Grayson & Company	George K. Baum & Company	OTR Global
Baird & Company	GMP Securities L.P.	Pacific Crest
Banc of America Securities	Goldman Sachs & Company	Paradigm Capital
Barclays Capital	Good Morning Securities	Petercam/JPP Eurosecurities
Barnard Jacobs Mellet	Goodbody Stockbrokers	Piper Jaffray Company
BB&T Capital Markets	GovernanceMetrics International	Prager Sealy & Company
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	R. Seelaus & Co., Inc.
Beltone Financial	Helvea Inc.	Ramirez & Company
Bergen Capital	Hewitt	Raymond James & Associates, Inc.
Bloomberg	HJ Sims & Co., Inc.	RBC Capital Markets
BMO Capital Markets	Howard Weil	RBC Dain Rauscher
Brean Murray Carret & Company	HSBC	Redburn Partners
Brown Brothers Harriman & Company	Hyundai Securities America, Inc.	Renaissance Capital
Buckingham Research Group	ICICI Securities Inc.	RiskMetrics Group
Cabrera Capital	Intermonte	Robert W. Baird & Company
Callan Associates	ISI Group	Rocaton
Cambridge Associates	IXIS	Rogers Casey
Canaccord Adams, Inc.	Janco Partners	Roosevelt & Cross
Caris & Company	Janney Montgomery Scott LLC	Russell/Mellon
Cazenove	Jefferies & Company	RV Kuhns
Cheuvreux	Jennings Capital Inc.	Sal Oppenheim
Citigroup	Jesup & Lamont Securities	Salman Partners
Cleveland Research Company	JMP Securities	Samsung Securities
Cogent	Johnson Rice & Company	Sandler Morris Harris Group
Collins Stewart	JPMorgan Chase	Sandler O'Neill & Partners
Commerzbank	Kaufman Brothers	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kaupthing Securities Inc.	Santander Securities
Cormark Securities	Keefe, Bruyette & Woods, Inc.	Scotia Capital
Cowen & Company	Keijser Securities N.V.	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kempen & Co. USA Inc.	Securevest Financial
Credit Suisse	Kepler Capital Markets	Sidoti & Company LLC
Crew & Associates	KeyBanc Capital Markets	Siebert Brandford Shank & Company
D.A. Davidson & Company	Kim Eng Securities	Simmons & Company
Daewoo Securities Company, Ltd.	Kotak Mahindra Inc	Societe Generale
Dahlman Rose & Company	LCG Associates	Standard & Poor's
Daiwa Securities	Lebenthal & Company	Sterne Agee
DeMarche	Leerink Swann	Stifel, Nicolaus & Company
DEPFA First Albany Corporation	Lipper	Stone & Youngberg
Desjardins Securities	Loop Capital Markets	SunGard
Deutsche Bank	MainFirst Bank AG	Suntrust Robinson Humphrey
Dougherty and Company LLC	Mediobanca Securities USA LLC	SWS Group, Inc.
Dowling Partners	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dresdner Kleinwort	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Duncan Williams	Mesirow Financial	Troika Dialog
Dundee Securities	Mitsubishi Financial Securities	UBS
DZ Financial Markets	Mizuho Securities USA	UOB Kay Hian (U.S.) Inc.
EFG Istanbul Securities	ML Stern	Vining & Sparks
Emmet & Co., Inc.	Morgan Keegan	Vontobel Securities Ltd
Empirical Research	Morgan Stanley	Wachovia Securities Corporation
Enskilda Securities	MorningStar	Watson Wyatt
Evaluation Associates	MSCI Barra	Wedbush Morgan Securities
Exane/BNP Paribas	National Bank Financial	Weeden & Company
FactSet Research Systems	Natixis Bleichroeder Inc.	West LB
FBR Capital Markets & Co.	Ned Davis Research Group	WH Mell & Associates
Fidelity Capital Markets	Needham & Company	William Blair & Company
First Miami Securities	Neue Zürcher Bank	Wilshire
Fortis Securities	Nomura Securities International, Inc.	Ziegler Capital Markets Group

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March 2006.

■     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As Massachusetts business trusts, the Fund is not required to hold, and do not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

      The Trustees of the Fund will call a meeting of the shareholders of the Fund to vote on the removal of a Trustee upon the written request of the record holders of 10% of the Fund’s outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Funds) to be held personally liable as a “partner” under certain circumstances. However, the risk that the Fund shareholder will incur financial loss from being held liable as a “ partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of the Fund’s shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review fund performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

     During the Fund’s fiscal year ended March 31, 2009, the Audit Committee held 4, meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 5 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Fund’s Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department: (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

     The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

     The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

     The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund’s shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members, including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of your respective Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

     The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Funds. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. As well as the Funds covered in this SAI each Trustee is also a trustee or director of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring Japan Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2025
Oppenheimer International Value Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer U.S. Government Trust

     In addition to being a Board Member of each of the Board I Funds, Messrs. Downes and Wruble are directors or trustees of ten other portfolios in the OppenheimerFunds complex.

     Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Funds and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

     Messrs. Loughran, Cottier, Willis, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack, and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of June 12, 2009, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members), owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     Biographical Information. The Trustees and officers, their positions with the Funds, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2006, Age: 66

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes Trustee since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2006 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 2006 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary F. Miller, Trustee since 2006 Age: 66

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2006 Age: 57

Managing Director of Public Capital Advisors, LLC (privately held financial adviser) (since January 2006). Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial adviser) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 5 4 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2006 Age: 68

Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2006 Age: 61

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

*     Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Trust, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Trust	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
		As of December 31, 2008
Russell S. Reynolds, Jr., Trustee since 2006 Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.	$0	$10,001-$50,000

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his registration, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
John V. Murphy, President and Principal Executive Officer since 2006 and Trustee since 2006 Age: 59

Chairman and Director of the Manager since June 2001; Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October , 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007). Oversees 102 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

     The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, Edwards and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Officers of the Fund
Name, Position(s) Held with Fund Length of Service, Age	Principal Occupation(s) During Past 5 Years
Daniel G. Loughran, Vice President and Senior Portfolio Manager since 2006 Age: 46	Vice President of the Manager since April 2001. An officer of 18 portfolios in the OppenheimerFunds complex.
Scott S. Cottier, Vice President and Senior Portfolio Manager since 2006 Age: 38	Vice President of the Manager (since 2002); portfolio manager and trader at Victory Capital Management (1999 -2002); an officer of 18 portfolios in the OppenheimerFunds complex.
Troy E. Willis, Vice President and Senior Portfolio Manager since 2006 Age: 37

Vice President of the Manager since 2005; Associate Portfolio Manager of the Manager since 2003; corporate attorney for Southern Resource Group (1999-2003). An officer of 18 portfolios in the OppenheimerFunds complex.

Mark DeMitry, Vice President and Senior Portfolio Manager since 2009 Age: 33

Vice President of the Manager since 2009; Associate Portfolio of the Manager (2006-2009); research analyst of the Manager (June 2003-September 2006); credit analyst of the Manager (July 2001-May 2003). An officer of 18 portfolios in the OppenheimerFunds complex.

Michael L. Camarella, Vice President and Senior Portfolio Manager since 2009

Vice President of the Manager since June 2009; Associate Portfolio Manager of the Manager (2008-2009); research analyst of the Manager (February 2006-April 2008); credit analyst of the Manager (June 2003-January 2006). An officer of 18 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2006 Age: 5 8

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of, OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004) Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal & Accounting Officer since 200 6 Age: 49

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003) An officer of 102 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2006 Age: 39

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 32

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2006 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2006 Age: 42

Senior Vice President (since May 2009),, Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008). An officer of 102 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2006 Age: 41

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 102 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-February 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 102 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 102 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 102 portfolios in the OppenheimerFunds complex.

      |X|      Remuneration of the Officers and Trustees. The officers and interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ and Mr. Reynolds’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended March 31, 2009. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Oppenheimer Rochester Arizona Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$92(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$74	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$74	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$83(10)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$69(11)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$74(12)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$69	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$34(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$69(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$69(16)	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $67 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $73 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

11.	Includes $20 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $5 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $10 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $34 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $59 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Maryland Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$130(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$104	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Member and Governance Committee Member	$104	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$116(10)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$97(11)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$104(12)	N/A	N/A)	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$97	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$52(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$97(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$97(16)	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $89 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $103 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below .

11.	Includes $27 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $7deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $15 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $48 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $82 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Massachusetts Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$116(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$93	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$93	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$104(10)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$87(11)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$93(12)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$87	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$44(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$87(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$87(16)	N/A	N/A)	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $82 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $92 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

11.	Includes $25 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $7 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $13 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $43 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $74 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Michigan Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$130(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$104	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$104	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$116(10)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$97(11)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$104(12)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$97	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$45(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$97(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$97(16)	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $96 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $102 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

11.	Includes $29 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $8 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $13 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $ 49 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $85 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Minnesota Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$72(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$58	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$58	N/A	N/A	$178,582
Phillip A. Griffiths Regulatory & Oversight Committee Member	$64(13)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$54(15)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$58(16)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$54	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$28(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$54(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$54(16)	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $50 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $57 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

11.	Includes $15 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $4 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $8 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $27 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $45 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester North Carolina Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$155(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$124	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$124	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$139(10)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$116(11)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$124(12)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$116	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$57(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$116(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$116(16)	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $111 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $123 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

11.	Includes $34 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $9 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $17 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $58 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $99 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Ohio Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$183 (4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$147	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$147	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$164(10)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$137(11)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$147(12)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$137	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$67(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$137(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$137(16)	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $132 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $145 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

11.	Includes $40 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $11 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $19 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $68 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $118 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Virginia Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$75(4)	N/A	$323,296(5)	$365,000(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$60	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$60	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$67(10)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$56(11)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$60(12)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$56	N/A	$77,288	$168,000
Mary Ann Tynan(13) Regulatory & Oversight Committee Member and Governance Committee Member	$29(14)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$56(15)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$56(16)	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $52 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Includes $59 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

11.	Includes $16 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

12.	Includes $4 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

13.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

14.	Includes $9 deferred by Ms. Tynan under the “Compensation Deferral Plan” described below.

15.	Includes $28 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

16.	Includes $47 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Retirees as of the Freeze Date will continue to receive benefits under the previous terms of the Plan. Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his frozen benefit (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

■	Major Shareholders. As of June 12, 2009, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

Oppenheimer Rochester Arizona Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,154,101.782 Class A shares (representing approximately 43.80% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 577,939.548 Class A shares (representing approximately 21.93% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 159,974.479 Class A shares (representing approximately 6.07% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 15,557.750 Class B shares (representing approximately 51.74% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Mary Anne Orsi Revocable Family Trust, P.O. Box 30055, Phoenix, AZ 85046-0055, which owned 3,501.165 Class B shares (representing approximately 11.64% of the Fund’s then outstanding Class B shares).

Bert Casillas & Denise Christina Casillas, JT TEN WROS NOT TC, 7027 North Bond Road, McNeal, AZ 85617-9694 which owned 2,822.548 Class B shares (representing approximately 9.38% of the Fund’s then outstanding Class B shares).

Debra Nickelson, 15653 North 18th Street, Phoenix, AZ 85022-3392, which owned 1,533.297 Class B shares (representing approximately 5.09% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Lagomarsino Revocable Trust, Louis C. Lagomarsino TTEE, 8440 East San Marino Drive, Scottsdale, AZ 85258-2445, which owned 1,509.011 Class B shares (representing approximately 5.01% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 109,324.094 Class C shares (representing approximately 23.67% of the Fund’s then outstanding Class C shares).

Morgan Stanley DW, Attn Mutual Fund Operations, Harborside Financial Center, Plaza Two 2nd Floor, Jersey City, NJ 07311, which owned 33,901.706 Class S shares (representing approximately 7.43% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Maryland Municipal Fund

Citigroup Global Mkts Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 688,627.880 Class A shares (representing approximately 17.31% of the Fund’s then outstanding Class A shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 669,417.990 Class A shares (representing approximately 16.83% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 504,239.864 Class A shares (representing approximately 12.67% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 356,099.170 Class A shares (representing approximately 8.89% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 69,371.819 Class B shares (representing approximately 50.68% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 19,817.823 Class B shares (representing approximately 14.47% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Elisabeth V. Bohnert Rev Trust, Elisabeth V. Bohnert TTEE, 2525 Pot Spring Rd, Timonium, MD 21093-2778, which owned 11,480.461 Class B shares (representing approximately 8.38% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 979,685.854 Class C shares (representing approximately 45.92% of the Fund’s then outstanding Class C shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 304,479.257 Class C shares (representing approximately 14.27% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Massachusetts Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 539,804.237 Class A shares (representing approximately 14.92% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 16,789.163 Class B shares (representing approximately 10.57% of the Fund’s then outstanding Class B shares).

Oppenheimer & Co. Inc., FBO Ingrid H. Roper, 85 Camelot Drive, Worcester, MA 01602-1351, which owned 8,610.954 Class B shares (representing approximately 5.42% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 452,149.085 Class C shares (representing approximately 31.65% of the Fund’s then outstanding Class C shares).

Morgan Stanley & Co., Attn Mutual Funds Operations, Harbourside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311, which owned 153,053.391 Class C shares (representing approximately 10.71% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Michigan Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,695,421.052 Class A shares (representing approximately 51.57% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 263,798.942 Class A shares (representing approximately 8.02% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 27,683.327 Class B shares (representing approximately 23.94% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 26,461.557 Class B shares (representing approximately 22.89% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Donna R Huntoon TTEE, Trust Date 100695, 9785 Crosby Lake Road, Clarkston, MI 48346-2570, which owned 9,987.56 Class B shares (representing approximately 8.63% of the Fund’s then outstanding Class B shares).

Oppenheimer & Co. Inc. FBO Yolande E. Durecki Trustee, Yolande E. Durecki REV Living TR UA DTD 1-22-96, 14018 Basilisco Chase, Shelby Township, MI 48315, which owned 7,464.565 Class B shares (representing approximately 6.45% of the Fund’s then outstanding Class B shares).

Suzanne K. Nelson TOD Kenneth A Collver & Monica A Davey, Subject to STA TOD Rules MI, 2013 Cooper Ave, Sagina, MI 48607, which owned 6,781.748 Class B shares (representing approximately 5.86% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 184,138.631 Class C shares (representing approximately 24.65% of the Fund’s then outstanding Class C shares).

Raymond James & Associates, Inc., FBO Joann Diebolt Trust, Joann Diebolt TTEE Nov. 26, 1997 as amended, 219 Saint Lawrence Blvd., Northville, MI 48168-15571, which owned 54,591.710 Class C shares (representing approximately 7.30% of the Fund’s then outstanding Class C shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 44,151.228 Class C shares (representing approximately 5.39% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Minnesota Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 995,961.307 Class A shares (representing approximately 35.44% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 477,456.335 Class A shares (representing approximately 16.98% of the Fund’s then outstanding Class A shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 8,606.081 Class B shares (representing approximately 11.73% of the Fund’s then outstanding Class B shares).

William E. Young & Betty R Young, JT TEN WROS NOT TC, 15485 Huff Court, Fontana, CA 92335-4382, which owned 6,389.612 Class B shares (representing approximately 8.71% of the Fund’s then outstanding Class B shares).

Walter M. Johnson, TOD-SUBJ TO STA TOD Rules MN, 1051 3rd Street, Dawson, MN 56232-2169, which owned 6,150.566 Class B shares (representing approximately 8.38% of the Fund’s then outstanding Class B shares).

Diana F. Wegscheid & Gilbert W. Wegscheid, TR UA May 02, 2008, Diana F. Wegscheid Rev Trust, P.O. Box 336, New York Mills, MN 56567-0336, which owned 4,263.951 Class B shares (representing approximately 5.81% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 4,071.316 Class B shares (representing approximately 5.55% of the Fund’s then outstanding Class B shares).

Edward D. Jones & Co., Attn Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 4,041.322 Class B shares (representing approximately 5.51% of the Fund’s then outstanding Class B shares).

American Enterprise Investment FBO 206387221, P.O. Box 9446, Minneapolis, MN 55474, which owned 4,026.994 Class C shares (representing approximately 5.49% of the Fund’s then outstanding Class C shares).

American Enterprise Investment FBO 600619181, P.O. Box 9446, Minneapolis, MN 55474, which owned 15,266.344 Class C shares (representing approximately 6.11% of the Fund’s then outstanding Class C shares).

Madeline Grim, 7655 Route 309, New Tripoli, PA 18066-4210, which owned 12,500.810 Class C shares (representing approximately 5.00% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester North Carolina Municipal Fund

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,055,833.852 Class A shares (representing approximately 21.78% of the Fund’s then outstanding Class A shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 951,480.879 Class A shares (representing approximately 19.63% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 472,651.733 Class A shares (representing approximately 9.75% of the Fund’s then outstanding Class A shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 249,955.392 Class A shares (representing approximately 5.15% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 59,315.563 Class B shares (representing approximately 44.11% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 12,236.090 Class B shares (representing approximately 10.08% of the Fund’s then outstanding Class B shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 11,715.523 Class B shares (representing approximately 9.65% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 381,053.488 Class C shares (representing approximately 28.39% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Ohio Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 779,266.738 Class A shares (representing approximately 18.53% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 324,755.883 Class A shares (representing approximately 7.72% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 255,054.578 Class A shares (representing approximately 6.06% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 75,237.429 Class B shares (representing approximately 30.29% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 507,613.893 Class C shares (representing approximately 29.03% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Virginia Municipal Fund

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 459,403.983 Class A shares (representing approximately 12.85% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 244,409.666 Class A shares (representing approximately 7.11% of the Fund’s then outstanding Class A shares).

NFS LLC FEBO, Victor E. Schwartz, Co Shok Hardy & Bacon LLP, Shook Hardy & Bacon LLP, 1155 F. Street NW Suite 200, Washington DC 20004, which owned 217,744.998 Class A shares (representing approximately 6.09% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 151,631.748 Class B shares (representing approximately 52.17% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 15,127.198 Class B shares (representing approximately 5.20% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 205,303.006 Class C shares (representing approximately 21.72% of the Fund’s then outstanding Class C shares).

Morgan Stanley & Co., Attn Mutual Fund Operations, Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311, which owned 105,425.718 Class C shares (representing approximately 11.15% of the Fund’s then outstanding Class C shares).

Citigroup Global Markets, Inc., Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 93,933.228 Class C shares (representing approximately 9.93% of the Fund’s then outstanding Class C shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

     |X|     Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at http://www.sec.gov . Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. , or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

|X|     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to-day business. Each agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund’s operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under its advisory agreement. Each investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fee paid by the Fund to the Manager during its last three fiscal years are listed below:

Oppenheimer Rochester Arizona Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$18,420
2008	$142,818
2009	$169,946

Oppenheimer Rochester Maryland Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$25,003
2008	$171,495
2009	$270,115

Oppenheimer Rochester Massachusetts Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$42,634
2008	$178,989
2009	$227,438

Oppenheimer Rochester Michigan Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$53,586
2008	$222,281
2009	$219,519

Oppenheimer Rochester Minnesota Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$14,086
2008	$94,668
2009	149,793

Oppenheimer Rochester North Carolina Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$27,507
2008	$229,261
2009	$294,526

Oppenheimer Rochester Ohio Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$58,359
2008	$293,977
2009	$338,351

Oppenheimer Rochester Virginia Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$31,416
2008	$116,750
2009	$154,374

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund’s right to use the name “Oppenheimer” as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Marcus V. Franz (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs.  Loughran, Cottier, Willis, DeMitry, Camarella and Franz also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of March 31, 2009. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran	10	$20,988	None	None	None	None
Scott S. Cottier	10	$20,988	None	None	None	None
Troy E. Willis	10	$20,988	None	None	None	None
Mark R. DeMitry	10	$20,988	None	None	None	None
Michael L. Camarella	10	$20,988	None	None	None	None
Marcus V. Franz	10	$20,988	None	None	None	None

1. In millions.

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund named in this SAI. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund named in this SAI, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including these Funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Funds, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2009, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is the respective state’s Lipper – Municipal Debt Funds category. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Funds, described above.

     Ownership of Fund Shares. As of March 31, 2009, none of the Portfolio Managers beneficially owned any shares of the Funds.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange for the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated brokers”, as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager’s traders allocate brokerage based upon recommendations from the Manager’s portfolio managers, together with the portfolio traders’ judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, a Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, a Fund would incur a brokerage commission.

     Other funds advised by the Manager have investments policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund’s respective net asset size and other factors, including the fund’s cash flow requirements, investment policies and guidelines and capacity.

     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts of the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Fiscal Year Ended 03/31,	Total Brokerage Commissions Paid by the Funds
2007	$0
2008	$0
2009	$0

Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund’s two most recent fiscal year is shown in the tables below.

Oppenheimer Rochester Arizona Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$37,750	$5,197	$1,900	$1,875	$6,814
2008	$116,472	$18,019	$13,930	$2,416	$16,442
2009	$130,474	$20,620	$0	$5,506	$12,431

Oppenheimer Rochester Maryland Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$77,425	$12,946	$0	$13,392	$13,783
2008	$311,509	$43,122	$29,656	$12,340	$78,065
2009	$168,801	$26,543	$1,252	$11,173	$45,397

Oppenheimer Rochester Massachusetts Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$137,378	$29,199	$10,275	$14,323	$13,809
2008	$216,891	$42,849	$37,835	$13,610	$34,649
2009	$172,147	$29,414	$27,949	$17,222	$42,876

Oppenheimer Rochester Michigan Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$110,584	$22,305	$6,984	$16,631	$16,836
2008	$133,681	$20,992	$6,600	$18,827	$41,818
2009	$141,836	$25,525	$7,950	$6,456	$19,256

Oppenheimer Rochester Minnesota Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$39,666	$5,335	$206	$162,940	$806
2008	$154,517	$23,546	$3,475	$10,686	$15,617
2009	$142,233	$22,702	$17	$7,907	$4,492

Oppenheimer Rochester North Carolina Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$77,165	$13,043	$0	$2,231	$30,546
2008	$286,810	$37,591	$63,437	$9,381	$39,543
2009	$186,288	$31,432	$10,511	$15,869	$38,072

Oppenheimer Rochester Ohio Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$148,759	$33,995	$14,025	$18,467	$24,771
2008	$378,931	$63,995	$42,330	$28,096	$87,181
2009	$179,257	$28,260	$18,600	$56,285	$49,389

Oppenheimer Rochester Virginia Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$61,377	$12,537	$1,400	$5,093	$7,385
2008	$151,335	$29,627	$10,253	$9,118	$22,278
2009	$213,507	$30,047	$24,075	$45,900	$22,643

1.     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Oppenheimer Rochester Arizona Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$0
2008	$29,586	$7	$2,377
2009	$3,206	$3,735	$4,141

Oppenheimer Rochester Maryland Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$3	$0
2008	$376	$262	$5,709
2009	$7,619	$2,696	$3,201

Oppenheimer Rochester Massachusetts Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$397	$0
2008	$16,128	$6,060	$1,198
2009	$1,052	$3,890	$2,901

Oppenheimer Rochester Michigan Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$4	$529
2008	$470	$3,348	$4,558
2009	$7,178	$2,231	$4,831

Oppenheimer Rochester Minnesota Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$1	$0
2008	$0	$32	$110
2009	$0	$584	$1,163

Oppenheimer Rochester North Carolina Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$1	$0
2008	$139	$6	$2,836
2009	$1,273	$1,914	$3,145

Oppenheimer Rochester Ohio Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$8	$0
2008	$11,997	$478	$9,124
2009	$0	$14,366	$7,407

Oppenheimer Rochester Virginia Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$20
2008	$95	$6	$3,626
2009	$3,783	$479	$4,822

     Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Funds shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund are committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■     Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Fund makes payments to recipients quarterly, based on an annual rate not to exceed 0.25% of the average annual net assets of Class A shares.

      The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 (“grandfathered retirement plans”). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

Fund (Fiscal Year Ended March 31, 2009 )	Total Payments under the Plan	Amount Retained by the Distributor[1]
Oppenheimer Rochester Arizona Municipal Fund	$31,281[2]	$0
Oppenheimer Rochester Maryland Municipal Fund	$65,365[3]	$0
Oppenheimer Rochester Massachusetts Municipal Fund	$58,225[4]	$0
Oppenheimer Rochester Michigan Municipal Fund	$26,667[5]	$0
Oppenheimer Rochester Minnesota Municipal Fund	$29,544[6]	$3
Oppenheimer Rochester North Carolina Municipal Fund	$74,324[7]	$0
Oppenheimer Rochester Ohio Municipal Fund	$84,013[8]	$0
Oppenheimer Rochester Virginia Municipal Fund	$38,921[9]	$0
1.	Amounts were retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts.

2.	Includes $90 paid to an affiliate of the Distributor’s parent company.

3.	Includes $257 paid to an affiliate of the Distributor’s parent company.

4.	Includes $1,761 paid to an affiliate of the Distributor’s parent company.

5.	Includes $765 paid to an affiliate of the Distributor’s parent company.

6.	Includes $640 paid to an affiliate of the Distributor’s parent company.

7.	Includes $932 paid to an affiliate of the Distributor’s parent company.

8.	Includes $1,728 paid to an affiliate of the Distributor’s parent company.

9.	Includes $659 paid to an affiliate of the Distributor’s parent company.

Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|X|     Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor’s books and may be recouped from asset-based sales charge payments from the Funds in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund’s Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Oppenheimer Rochester Arizona Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$2,756[1]	$2,275	$5,479	2.40%
Class C Plan	$43,129[2]	$15,590	$38,694	1.03%
1.	Includes $52 paid to an affiliate of the Distributor’s parent company.

2.	Includes $124 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Maryland Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$9,565[1]	$7,590	$32,385	2.90%
Class C Plan	$142,195[2]	$64,521	$184,163	1.22%
1.	Includes $3 paid to an affiliate of the Distributor’s parent company.

2.	Includes $176 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Massachusetts Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$11,468[1]	$9,709	$30,422	2.71%
Class C Plan	$82,029[2]	$42,231	$139,500	1.43%
1.	Includes $37 paid to an affiliate of the Distributor’s parent company.

2.	Includes $2,497 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Michigan Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$8,376[1]	$6,686	$35,239	5.17%
Class C Plan	$59,529[2]	$24,602	$94,279	1.78%
1.	Includes $0 paid to an affiliate of the Distributor’s parent company.

2.	Includes $185 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Minnesota Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$6,159	$5,439[1]	$19,022	2.99%
Class C Plan	$22,127	$12,972[2]	$25,983	1.28%
1.	Includes $0 paid to an affiliate of the Distributor’s parent company.

2.	Includes $0 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester North Carolina Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$7,985[1]	$6,368	$24,078	2.52%
Class C Plan	$99,148[2]	$42,202	$141,390	1.39%
1.	Includes $1 paid to an affiliate of the Distributor’s parent company.

2.	Includes $36 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Ohio Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$24,740[1]	$21,276	$81,238	3.70%
Class C Plan	$166,636[2]	$75,188	$187,173	1.36%
1.	Includes $41 paid to an affiliate of the Distributor’s parent company.

2.	Includes $1,491 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Virginia Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$8,719[1]	$7,765	$66,721	4.98%
Class C Plan	$53,777[2]	$27,176	$58,652	1.10%
1.	Includes $16 paid to an affiliate of the Distributor’s parent company.

2.	Includes $789 paid to an affiliate of the Distributor’s parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of the FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see “About Your Account” in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see "About the Funds -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of the Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and/or assets, which may include revenues or profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Funds or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Funds or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Funds or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.
Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Funds or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary ’s networking fees;

•

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2008, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Lincoln Benefit National Life
Advantage Capital Corporation	Lincoln Financial Advisors Corporation
Aegon USA	Lincoln Investment Planning, Inc.
Aetna Life Insurance & Annuity Company	Linsco Private Ledger Financial
AG Edwards & Sons, Inc.	Massachusetts Mutual Life Insurance Company
AIG Financial Advisors	Merrill Lynch Pierce Fenner & Smith Incorporated
AIG Life Variable Annuity Company	Merrill Lynch Insurance Group
Allianz Life Insurance Company	MetLife Investors Insurance Company
Allmerica Financial Life Insurance & Annuity Company	MetLife Investors Insurance Company - Security First
Allstate Life Insurance Company	MetLife Securities, Inc.
American General Annuity Insurance Company	Minnesota Life Insurance Company
American Enterprise Life Insurance Company	MML Investor Services, Inc.
American Portfolios Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation
Annuity Investors Life Insurance Company	Mutual Service Corporation
Associated Securities Corporation	NFP Securities, Inc.
AXA Advisors LLC	NRP Financial, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc of America Investment Services	National Planning Holdings, Inc.
CCO Investment Services Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Investment Services, Inc.
Charles Schwab & Company, Inc.	New England Securities, Inc.
Chase Investment Services Corporation	New York Life Insurance & Annuity Company
Citigroup Global Markets Inc.	Oppenheimer & Company, Inc.
CitiStreet Advisors LLC	PFS Investments, Inc.
Citizen's Bank of Rhode Island	Park Avenue Securities LLC
Columbus Life Insurance Company	Pershing LLC
Commonwealth Financial Network	Phoenix Life Insurance Company
Compass Group Investment Advisors	Plan Member Securities
CUNA Brokerage Services, Inc.	Prime Capital Services, Inc.
CUNA Mutual Insurance Society	Primevest Financial Services, Inc.
CUSO Financial Services, LLP	Protective Life Insurance Company
E*TRADE Clearing LLC	Prudential Investment Management Services LLC
Edward D. Jones & Company	Raymond James & Associates, Inc.
Essex National Securities, Inc.	Raymond James Financial Services, Inc.
Federal Kemper Life Assurance Company	RBC Dain Rauscher Inc.
Financial Network	Riversource Life Insurance Company
Financial Services Corporation	Royal Alliance Associates, Inc.
GE Financial Assurance	Securities America, Inc.
GE Life & Annuity Company	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Signator Investments, Inc.
GlenBrook Life and Annuity Company	SII Investments, Inc.
Great West Life Insurance Company	Sorrento Pacific Financial LLC
GWFS Equities, Inc.	State Farm VP Management Corporation
Hartford Life Insurance Company	Sun Life Annuity Company Ltd.
HD Vest Investment Services, Inc.	Sun Life Assurance Company of Canada
Hewitt Associates LLC	Sun Life Insurance & Annuity Company of New York
HSBC Securities USA, Inc.	Sun Life Insurance Company
IFMG Securities, Inc.	Sun Trust Securities, Inc.
ING Financial Advisers LLC	Thrivent Financial Services, Inc.
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America	Uvest
Jefferson Pilot Life Insurance Company	Valic
Jefferson Pilot Securities Corporation	Wachovia Securities, Inc.
John Hancock Life Insurance Company	Walnut Street Securities, Inc.
JP Morgan Securities, Inc.	Waterstone Financial Group
Kemper Investors Life Insurance Company	Wells Fargo Investments
Legend Equities Company	Wescom Financial Services

For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Lincoln National Life Insurance Company
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
ACS HR Solutions	Marshall & Ilsley Trust Company, Inc.
ADP	Massachusetts Mutual Life Insurance Company
Administrative Management Group	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Incorporated
American Diversified Distributors	Mesirow Financial, Inc.
American Funds	MetLife Securities, Inc.
American Stock & Transfer	MFS Investment Management
American United Life Insurance Company	Mid Atlantic Capital Company
Ameriprise Financial Services, Inc.	Milliman USA
Ameritrade, Inc.	Morgan Keegan & Company, Inc.
Ascensus	Morgan Stanley & Company, Inc.
AXA Equitable Life Insurance Company	Mutual of Omaha Life Insurance Company
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Plans Administration	National City Bank
Benetech, Inc.	National Deferred Company
Boston Financial Data Services	National Financial
Ceridian	National Planning Corporation
Charles Schwab & Company, Inc.	Nationwide Life Insurance Company
Citigroup Global Markets Inc	Newport Retirement Services, Inc.
CitiStreet	Northwest Plan Services, Inc.
City National Investments	NY Life Benefits
Clark Consulting	Oppenheimer & Co, Inc.
Columbia Management	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Company	PFPC
Daily Access. Com, Inc.	Plan Administrators, Inc.
Davenport & Company, LLC	Plan Member Securities
David Lerner Associates, Inc.	Primevest Financial Services, Inc.
Digital Retirement Solutions, Inc.	Princeton Retirement Services
Diversified Investment Advisors Inc.	Principal Life Insurance Company
DR, Inc.	Prudential Investment Management Services LLC
Dyatech, LLC	PSMI Group, Inc.
E*TRADE Clearing LLC	Quads Trust Company
Edward D. Jones & Company	Raymond James & Associates, Inc.
ERISA Administrative Services, Inc.	Reliance Trust Company
ExpertPlan.com	Reliastar Life Insurance Company
FASCore, LLC	Robert W. Baird & Company
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Company	SII Investments, Inc.
First Trust – Datalynx	Southwest Securities, Inc.
First Trust Corporation	Standard Insurance Company
Geller Group	Stanley, Hunt, Dupree & Rhine
Great West Life Insurance Company	Stanton Group, Inc.
H&R Block Financial Advisors, Inc.	Sterne Agee & Leach, Inc.
Hartford Life Insurance Company	Stifel Nicolaus & Company, Inc.
HD Vest Investment Services	Sun Trust Securities, Inc.
Hewitt Associates LLC	Symetra Financial Corporation
HSBC Brokerage USA, Inc.	T. Rowe Price
ICMA - RC Services	The 401k Company
Independent Plan Coordinators	The Retirement Plan Company, LLC
Ingham Group	Transamerica Retirement Services
Interactive Retirement Systems	TruSource Union Bank of CA
Intuition	UBS Financial Services, Inc.
Invesmart	Unified Fund Services
Invest Financial Corporation	Union Bank
Janney Montgomery Scott, Inc.	US Clearing Company
JJB Hillard W. L. Lyons, Inc.	USAA Investment Management Company
John Hancock Life Insurance Company	USI Consulting Group
JP Morgan Securities, Inc.	Valic Retirement Services
July Business Services	Vanguard Group
Kaufman & Goble	Wachovia Securities, Inc.
Legend Equities Company	Wedbush Morgan Securities
Lehman Brothers, Inc.	Wells Fargo Investments
Liberty Funds Distributor, Inc.	Wilmington Trust
Lincoln Investment Planning, Inc.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “tax-equivalent yield,” “dividend yield,” (or “distribution yield”), “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the Fund’s most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model. A decline in the fund’s net asset value can increase the Fund’s yield.

•	The Fund’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor’s shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Standardized Yield. The “standardized yield” (sometimes referred to just as “yield”) is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments for that period. It may therefore differ from the “dividend yield” for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [(	a-b	+1)[6] -1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund’s classes of shares will differ for any 30-day period.

•

Dividend (or Distribution) Yield. The Fund may quote a “dividend yield” for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

•

Tax-Equivalent Yield. The “tax-equivalent yield” of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund’s standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund’s current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund’s current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

Oppenheimer Rochester Arizona Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	9.54%	9.08%	8.24%	7.85%
Class B	8.77%	N/A	7.56%	N/A
Class C	8.77%	N/A	7.55%	N/A

Oppenheimer Rochester Maryland Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.54%	7.93%	7.89%	7.52%
Class B	7.17%	N/A	7.20%	N/A
Class C	7.16%	N/A	7.20%	N/A

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	8.68%	8.26%	8.28%	7.88%
Class B	7.91%	N/A	7.58%	N/A
Class C	7.88%	N/A	7.57%	N/A

Oppenheimer Rochester Michigan Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	9.38%	8.93%	9.48%	9.03%
Class B	8.61%	N/A	8.79%	N/A
Class C	8.61%	N/A	8.78%	N/A

Oppenheimer Rochester Minnesota Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.94%	7.56%	6.71%	6.39%
Class B	7.18%	N/A	6.03%	N/A
Class C	7.18%	N/A	6.02%	N/A

Oppenheimer Rochester North Carolina Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.82%	7.45%	7.61%	7.25%
Class B	7.09%	N/A	7.02%	N/A
Class C	7.12%	N/A	7.05%	N/A

Oppenheimer Rochester Ohio Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	8.91%	8.48%	8.16%	7.77%
Class B	8.14%	N/A	7.47%	N/A
Class C	8.14%	N/A	7.47%	N/A

Oppenheimer Rochester Virginia Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/09
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	9.27%	8.83%	8.64%	8.23%
Class B	8.47%	N/A	7.93%	N/A
Class C	8.50%	N/A	7.95%	N/A

|X|     Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (“P” in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

•

Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

ERV	l/n	- 1	Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The “average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions). The “average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Oppenheimer Rochester Arizona Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-34.15%	-30.87%	-30.60%	-27.14%	-15.53%	-13.85%
Class B	-33.96%	-32.15%	-31.05%	-27.64%	-15.43%	-14.51%
Class C	-32.14%	-32.14%	-28.31%	-27.63%	-14.50%	-14.50%

1. Inception of Classes A, B and C:     10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-30.60%	-15.53%
After Taxes on Distributions and Redemption of Fund Shares	-17.97%	-11.97%

1.     Inception of Class A: 10/10/06

Oppenheimer Rochester Maryland Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-31.64%	-28.24%	-25.12%	-21.38%	-14.25%	-12.55%
Class B	-31.56%	-29.69%	-25.67%	-22.00%	-14.20%	-13.26%
Class C	-29.66%	-29.66%	-22.66%	-21.92%	-13.25%	-13.25%

1. Inception of Classes A, B and C:     10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-25.11%	-14.25%
After Taxes on Distributions and Redemption of Fund Shares	-14.34%	-10.97%

1.     Inception of Class A: 10/10/06

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-32.13%	-28.75%	-28.20%	-24.61%	-13.36%	-11.79%
Class B	-32.05%	-30.21%	-28.70%	-25.19%	-13.32%	-12.46%
Class C	-30.30%	-30.30%	-25.85%	-25.15%	-12.50%	-12.50%

1. Inception of Classes A, B and C:     07/18/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-28.20%	-13.36%
After Taxes on Distributions and Redemption of Fund Shares	-16.34%	-10.18%

1.     Inception of Class A: 07/18/06

Oppenheimer Rochester Michigan Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-38.62%	-35.56%	-36.99%	-33.84%	-16.12%	-14.63%
Class B	-38.53%	-36.88%	-37.41%	-34.35%	-16.07%	-15.27%
Class C	-36.97%	-36.97%	-34.99%	-34.38%	-15.31%	-15.31%

1. Inception of Classes A, B and C:     06/21/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-36.99%	-16.12%
After Taxes on Distributions and Redemption of Fund Shares	-22.04%	-12.30%

1.     Inception of Class A: 06/21/06

Oppenheimer Rochester Minnesota Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-23.41%	-19.59%	-20.87%	-16.92%	-10.52%	-8.68%
Class B	-23.23%	-21.10%	-21.48%	-17.57%	-10.43%	-9.40%
Class C	-21.14%	-21.14%	-18.35%	-17.57%	-9.42%	-9.42%

1. Inception of Classes A, B and C:     11/07/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-20.87%	-10.52%
After Taxes on Distributions and Redemption of Fund Shares	-11.78%	-8.20%

1.     Inception of Class A: 11/07/06

Oppenheimer Rochester North Carolina Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-34.72%	-31.47%	-28.56%	-25.00%	-15.83%	-14.16%
Class B	-34.53%	-32.72%	-29.02%	-25.51%	-15.73%	-14.80%
Class C	-32.75%	-32.75%	-26.21%	-25.51%	-14.81%	-14.81%

1. Inception of Classes A, B and C:     10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-28.56%	-15.83%
After Taxes on Distributions and Redemption of Fund Shares	-16.74%	-12.30%

1.     Inception of Class A: 10/10/06

Oppenheimer Rochester Ohio Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-30.21%	-26.73%	-28.03%	-24.44%	-12.15%	-10.59%
Class B	-30.23%	-28.35%	-28.56%	-25.04%	-12.15%	-11.31%
Class C	-28.38%	-28.38%	-25.68%	-24.97%	-11.32%	-11.32%

1. Inception of Classes A, B and C:     06/21/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-28.03%	-12.14%
After Taxes on Distributions and Redemption of Fund Shares	-16.23%	-9.16%

1.     Inception of Class A: 06/21/06

Oppenheimer Rochester Virginia Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/09
Class of Shares[1]	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-36.42%	-33.25%	-27.33%	-23.70%	-15.43%	-13.89%
Class B	-36.45%	-34.73%	-27.87%	-24.33%	-15.44%	-14.60%
Class C	-34.86%	-34.86%	-25.05%	-24.34%	-14.66%	-14.66%

1. Inception of Classes A, B and C:     07/18/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/09
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-27.33%	-15.43%
After Taxes on Distributions and Redemption of Fund Shares	-15.67%	-11.85%

1.     Inception of Class A: 07/18/06

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. (“Lipper”). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among its respective state’s rating category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix A contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the “NYSE”). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix A to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

■	The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund	Conservative Investor Fund
Oppenheimer Baring China Fund	Moderate Investor Fund
Oppenheimer Baring Japan Fund	Equity Investor Fund
Oppenheimer Baring SMA International Fund	Active Allocation Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Champion Income Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Convertible Securities Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Real Estate Fund
Oppenheimer Discovery Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund	Oppenheimer Value Fund
Oppenheimer MidCap Fund	Limited-Term New York Municipal Fund
Oppenheimer New Jersey Municipal Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.
Centennial Government Trust
Centennial Money Market Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the “Letter period”), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in “Terms of Escrow” below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of “qualified” Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as “qualified” shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If the total eligible purchases made during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investor’s account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “How to Exchange Shares”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual “Minimum Balance Fee” is assessed on the Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDocs Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink “Sign Up for Electronic Document Delivery” under the heading “I Want To,” or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     •     Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of municipal securities, the Manager uses pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Funds are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix A to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

•     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this SAI.

•     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the Plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

     The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

     The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

When Class B or Class C shares are redeemed to affect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

|X|     Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

|X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock securities) and certain other income including net income derived from an interest in a qualified publicly traded partnerships.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as “exempt-interest dividends” in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund’s taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund’s income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of “tax preference” that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. “Private activity bonds” are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt–interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a “substantial user” or “related person” under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Interest Dividends. A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1)     certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2)     income from securities loans;

(3)     income or gains from options or futures;

(4)     any net short-term capital gain; and

(5)     any market discount accrual on tax-exempt bonds.

     Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting “qualified dividend income,” when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund’s distributions are derived from income on debt securities, they will not be qualified dividend income. Consequently, the Fund’s ordinary income dividends generally will not be eligible for taxation at the reduced rate.

Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to its shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder’s tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder’s shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares (including tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed Certificate of Foreign Status.

If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for the Fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the Independent Registered Public Accounting Firm for the Fund. They audit the Fund’s financial statements and perform other related audit and tax services. They also act as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Arizona Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Arizona Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Arizona Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 20, 2009
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—113.1%
Arizona—84.8%
$200,000	Apache County, AZ IDA (Tucson Electric Power Company)[1]	5.850%	03/01/2028	$174,446
20,000	AZ Health Facilities Authority (Northern Arizona Healthcare)[1]	5.250	10/01/2016	19,860
25,000	AZ Pronghorn Ranch Community Facilities District[1]	7.000	07/15/2027	18,830
15,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.625	07/01/2015	15,049
15,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.750	07/01/2017	15,051
80,000	AZ Student Loan Acquisition Authority[1]	5.600	05/01/2013	81,173
145,000	AZ Student Loan Acquisition Authority[1]	5.750	05/01/2015	145,660
85,000	AZ Student Loan Acquisition Authority[1]	5.900	05/01/2024	82,600
50,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2015	47,329
20,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2017	17,996
300,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	166,521
325,000	Centerra, AZ Community Facilities District[1]	6.625	07/15/2032	221,140
8,799	Central AZ Irrigation & Drain District[1]	6.000	06/01/2016	8,292
60,000	Chandler, AZ Street & Highway[1]	5.375	07/01/2014	60,173
20,000	Cochise County, AZ IDA (Sierra Vista Community Hospital)[1]	6.750	12/01/2026	16,045
10,000	Cochise County, AZ Unified School District No. 21 (St. David)[1]	5.000	07/01/2017	10,083
45,000	Coconino County, AZ Pollution Control (Tucson Electric Power Company)[1]	7.125	10/01/2032	38,973
660,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	468,574
1,000,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	673,040
1,000,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	666,390
525,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.550	07/01/2022	357,315
465,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.700	07/01/2027	287,937
505,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.800	07/01/2032	294,551
96,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2026	57,253
96,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2032	51,445
195,000	Festival Ranch, AZ Community Facilities District[1]	5.300	07/15/2031	110,780
250,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	151,485
40,000	Gila County, AZ IDA (Cobre Valley Community Hospital)	6.100	12/01/2025	29,151
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$260,000	Gladden Farms, AZ Community Facilities District[1]	5.350%	07/15/2027	$159,429
500,000	Gladden Farms, AZ Community Facilities District[1]	5.450	07/15/2032	287,605
225,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	171,626
345,000	Maricopa County & Phoenix, AZ IDA (Single Family)[1]	5.800	07/01/2040	347,798
60,000	Maricopa County, AZ IDA (Catholic Healthcare)[1]	5.000	07/01/2021	56,002
30,000	Maricopa County, AZ IDA (Chaparral City Water Company)[1]	5.300	12/01/2022	30,323
285,000	Maricopa County, AZ IDA (Citizens Utilities Company)[1]	6.200	05/01/2030	190,329
10,000	Maricopa County, AZ IDA (Pennington Gardens)[1]	5.100	09/20/2019	10,070
525,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	366,072
220,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.900	07/01/2029	131,762
455,000	Marley Park, AZ Community Facilities District[1]	6.000	07/15/2026	308,695
685,000	Marley Park, AZ Community Facilities District[1]	6.100	07/15/2032	433,112
1,750,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	7.400	07/15/2033	1,299,725
60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2025	50,650
400,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	294,976
60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	48,239
60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.250	07/01/2032	49,831
500,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	297,175
50,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	28,344
10,000	Peoria, AZ Street & Highway[1]	5.750	07/01/2012	10,029
5,000	Peoria, AZ Street & Highway[1]	5.750	07/01/2016	5,015
20,000	Phoenix, AZ Hsg. Finance Corp.[1]	6.900	01/01/2023	20,025
155,000	Phoenix, AZ IDA (Crossroads Apartments)[1]	5.200	12/15/2021	155,023
350,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	239,869
1,000,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.875	11/01/2037	615,400
25,000	Phoenix, AZ IDA (Single Family Mtg.)[1]	6.650	10/01/2029	25,146
40,000	Phoenix, AZ Street & Highway[1]	6.100	07/01/2011	40,155
170,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500	07/01/2023	138,383
10,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.750	07/01/2031	7,522
500,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	323,615
15,000	Pima County, AZ IDA (Charter Schools)[1]	6.375	07/01/2031	10,742
180,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	131,668
650,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.375	06/01/2036	444,984
125,000	Pima County, AZ IDA (Horizon Community Learning Center)[1]	5.250	06/01/2035	80,348
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$170,000	Pima County, AZ IDA (International Studies Academy)[1]	6.750%		07/01/2031	$127,871
15,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.500		07/01/2033	7,612
40,000	Pima County, AZ IDA (Single Family Mtg.)	5.786	[2]	11/01/2034	8,493
125,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750		12/01/2037	79,130
150,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000		06/01/2037	89,453
770,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	7.250		07/15/2010	773,912
150,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750		12/01/2032	93,440
2,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550		12/01/2037	1,364,600
1,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	7.500		12/01/2038	770,790
15,000	Pima County, AZ Junior College District[1]	7.000		07/01/2009	15,220
500,000	Prescott Valley, AZ Southside Community Facilities District No. 1[1]	7.250		07/01/2032	363,455
1,000,000	Quailwood Meadows, AZ Community Facilities District[1]	6.000		07/15/2022	730,590
850,000	Quailwood Meadows, AZ Community Facilities District[1]	6.125		07/15/2029	552,526
1,135,000	Salt Verde, AZ Financial Corp.[1]	5.250		12/01/2028	745,513
5,000	San Luis, AZ Civic Improvement Corp. (Excise Tax)[1]	5.000		07/01/2038	4,182
5,000	Santa Cruz County, AZ Unified School District[1]	6.000		07/01/2009	5,063
1,000,000	Show Low Bluff, AZ Community Facilities District[1]	5.600		07/01/2031	630,740
465,000	Show Low Bluff, AZ Community Facilities District[1]	5.875		07/15/2032	302,208
2,000,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	1,206,000
15,000	Tempe, AZ Improvement Bonds (Improvement District No. 170)[1]	6.875		01/01/2011	15,069
155,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[1]	6.000		07/01/2021	156,970
5,000	Tucson, AZ COP[1]	5.600		07/01/2011	5,048
90,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.000		01/01/2039	82,848
5,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2015	5,005
15,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2018	15,009
225,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	172,240
10,000	Via Linda, AZ Road Community Facilities District Scottsdale[1]	5.650		07/15/2018	8,190
225,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	207,639
975,000	Westpark, AZ Community Facilities District[1]	5.250		07/15/2031	549,666
180,000	Westpark, AZ Community Facilities District[1]	5.300		07/15/2022	123,212
1,535,000	Westpark, AZ Community Facilities District[1]	5.450		07/15/2032	882,947
50,000	Yuma County, AZ Jail District[1]	5.250		07/01/2012	50,119

					21,241,589
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—28.3%
$6,778,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	11.002%[2]		06/01/2057	$35,246
850,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	724,302
1,275,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,054,948
245,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	174,494
33,225,000	Puerto Rico Children’s Trust Fund (TASC)	6.723	[2]	05/15/2050	553,529
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[2]	05/15/2055	95,520
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	200,995
140,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	129,203
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	311,088
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	842,749
25,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	20,744
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	173,775
515,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	203,233
500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	479,110
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	1.714	[4]	08/01/2057	1,593,750
500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	303,375
140,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	102,960
95,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	86,491

					7,085,512

Total Investments, at Value (Cost $41,719,040)—113.1%					28,327,101

Liabilities in Excess of Other Assets—(13.1)					(3,270,189)

Net Assets—100.0%					$25,056,912

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $1,593,750, which represents 6.36% of the Fund’s net assets. See Note 5 of accompanying Notes.

4.	Represents the current interest rate for a variable or increasing rate security.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	28,327,101	—
Level 3—Significant Unobservable Inputs	—	—

Total	$28,327,101	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $41,719,040)—see accompanying statement of investments	$28,327,101

Cash	536,431

Receivables and other assets:
Interest	615,777
Shares of beneficial interest sold	126,184
Investments sold	35,050
Other	5,949

Total assets	29,646,492

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	4,300,000
Investments purchased	159,198
Dividends	42,299
Shares of beneficial interest redeemed	12,724
Shareholder communications	10,778
Distribution and service plan fees	7,927
Interest expense on borrowings	2,705
Trustees’ compensation	1,513
Transfer and shareholder servicing agent fees	855
Other	51,581

Total liabilities	4,589,580

Net Assets	$25,056,912

Composition of Net Assets
Par value of shares of beneficial interest	$3,012

Additional paid-in capital	41,584,767

Accumulated net investment income	587,539

Accumulated net realized loss on investments	(3,726,467)

Net unrealized depreciation on investments	(13,391,939)

Net Assets	$25,056,912

     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $21,065,383 and 2,531,665 shares of beneficial interest outstanding)	$8.32
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.73

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $227,851 and 27,401 shares of beneficial interest outstanding)	$8.32

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,763,678 and 452,576 shares of beneficial interest outstanding)	$8.32
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income
Interest	$2,623,331

Expenses
Management fees	169,946

Distribution and service plan fees:
Class A	31,281
Class B	2,756
Class C	43,129

Transfer and shareholder servicing agent fees:
Class A	6,904
Class B	421
Class C	2,457

Shareholder communications:
Class A	24,146
Class C	8,777

Interest expense on borrowings	118,476

Borrowing fees	96,709

Interest expense and fees on short-term floating rate notes issued (See Note 1)	81,355

Legal, auditing and other professional fees	54,116

Trustees’ compensation	1,101

Custodian fees and expenses	1,051

Other	9,079

Total expenses	651,704
Less reduction to custodian expenses	(3)
Less waivers and reimbursements of expenses	(288,200)

Net expenses	363,501

Net Investment Income	2,259,830

Realized and Unrealized Loss
Net realized loss on Investments	(2,869,714)

Net change in unrealized depreciation on investments	(9,126,833)

Net Decrease in Net Assets Resulting from Operations	$(9,736,717)

See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2009	2008

Operations
Net investment income	$2,259,830	$1,572,949

Net realized loss	(2,869,714)	(897,600)

Net change in unrealized depreciation	(9,126,833)	(4,395,481)

Net decrease in net assets resulting from operations	(9,736,717)	(3,720,132)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,714,845)	(1,139,025)
Class B	(16,357)	(5,803)
Class C	(251,998)	(126,429)

	(1,983,200)	(1,271,257)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,534,552	22,496,194
Class B	188,689	108,512
Class C	1,690,171	3,078,010

	4,413,412	25,682,716

Net Assets
Total increase (decrease)	(7,306,505)	20,691,327

Beginning of period	32,363,417	11,672,090

End of period (including accumulated net investment income of $587,539 and $352,611, respectively)	$25,056,912	$32,363,417

See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(9,736,717)

Adjustments to reconcile net decrease in net assets from operations to net cash flow provided by operating activities:
Purchase of investment securities	(14,106,284)
Proceeds from disposition of investment securities	13,565,295
Short-term investment securities, net	1,332,298
Premium amortization	66,628
Discount accretion	(203,675)
Net realized loss on investments	2,869,714
Net change in unrealized depreciation on investments	9,126,833
Decrease in interest receivable	11,185
Decrease in receivable for securities sold	4,539,723
Increase in other assets	(4,543)
Decrease in payable for securities purchased	(3,571,097)
Increase in payable for accrued expenses	10,981

Net cash provided by operating activities	3,900,341

Cash Flows from Financing Activities
Proceeds from bank borrowings	25,200,000
Payments on bank borrowings	(27,400,000)
Payments from short-term floating rate notes issued	(3,495,000)
Proceeds from shares sold	11,561,505
Payments on shares redeemed	(8,001,005)
Cash distributions paid	(1,240,741)

Net cash used in financing activities	(3,375,241)

Net increase in cash	525,100

Cash, beginning balance	11,331

Cash, ending balance	$536,431

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $731,449.
Cash paid for interest on bank borrowings—$132,888.
Cash paid for interest on short-term floating rate notes issued—$81,355.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31,	2009	2008	2007[1]

Class A
Per Share Operating Data
Net asset value, beginning of period	$12.23	$14.30	$13.80

Income (loss) from investment operations:
Net investment income[2]	.78	.82	.37
Net realized and unrealized gain (loss)	(4.01)	(2.23)	.39

Total from investment operations	(3.23)	(1.41)	.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.68)	(.66)	(.26)

Net asset value, end of period	$8.32	$12.23	$14.30

Total Return, at Net Asset Value[3]	(27.14)%	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,065	$28,388	$10,308

Average net assets (in thousands)	$26,349	$22,842	$6,676

Ratios to average net assets:[4]
Net investment income	7.40%	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued	1.69%	2.04%	2.88%
Interest and fees on short-term floating rate notes issued[5]	0.26%	0.59%	0.14%

Total expenses	1.95%	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.06%	1.39%	0.94%

Portfolio turnover rate	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Year Ended March 31,	2009	2008	2007[1]

Class B
Per Share Operating Data
Net asset value, beginning of period	$12.22	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.70	.72	.31
Net realized and unrealized gain (loss)	(4.00)	(2.23)	.39

Total from investment operations	(3.30)	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.56)	(.21)

Net asset value, end of period	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(27.64)%	(10.84)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$228	$164	$80

Average net assets (in thousands)	$277	$138	$44

Ratios to average net assets:[4]
Net investment income	6.83%	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.68%	4.28%	11.63%
Interest and fees on short-term floating rate notes issued[5]	0.26%	0.59%	0.14%

Total expenses	2.94%	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.81%	2.14%	1.69%

Portfolio turnover rate	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Year Ended March 31,	2009	2008	2007[1]

Class C
Per Share Operating Data
Net asset value, beginning of period	$12.22	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.70	.72	.29
Net realized and unrealized gain (loss)	(4.00)	(2.23)	.41

Total from investment operations	(3.30)	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.56)	(.21)

Net asset value, end of period	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	(27.63)%	(10.84)%	5.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,764	$3,811	$1,284

Average net assets (in thousands)	$4,322	$2,997	$411

Ratios to average net assets:[4]
Net investment income	6.72%	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued	2.74%	3.00%	4.48%
Interest and fees on short-term floating rate notes issued[5]	0.26%	0.59%	0.14%

Total expenses	3.00%	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.81%	2.14%	1.69%

Portfolio turnover rate	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Arizona Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$631,145	$—	$3,726,467	$13,391,939

1.	As of March 31, 2009, the Fund had $2,064,546 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$154,655
2017	1,909,891

Total	$2,064,546

2.	As of March 31, 2009, the Fund had $1,661,921 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated Net	Accumulated Net
Investment	Realized Loss
Income	on Investments

$41,702	$41,702
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$1,982,519	$1,270,041
Ordinary income	681	1,216

Total	$1,983,200	$1,271,257

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$41,711,684

Gross unrealized appreciation	$23,251
Gross unrealized depreciation	(13,415,190)

Net unrealized depreciation	$(13,391,939)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009,
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$359
Payments Made to Retired Trustees	96
Accumulated Liability as of March 31, 2009	1,015
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	726,631	$8,061,008	2,354,070	$32,204,537
Dividends and/or distributions reinvested	63,005	633,123	24,613	326,108
Redeemed	(579,844)	(6,159,579)	(777,598)	(10,034,451)

Net increase	209,792	$2,534,552	1,601,085	$22,496,194

Class B
Sold	31,035	$365,451	13,462	$182,118
Dividends and/or distributions reinvested	1,236	11,981	187	2,495
Redeemed	(18,300)	(188,743)	(5,795)	(76,101)

Net increase	13,971	$188,689	7,854	$108,512

Class C
Sold	280,931	$3,054,228	344,317	$4,650,253
Dividends and/or distributions reinvested	8,818	86,345	3,723	49,580
Redeemed	(149,015)	(1,450,402)	(126,059)	(1,621,823)

Net increase	140,734	$1,690,171	221,981	$3,078,010

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$14,106,284	$13,565,295
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $9,550 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $5,479 and $38,694, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$20,620	$3,206	$3,735	$4,141
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $233,858, $3,125 and $51,217 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.70% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$4,320,000
Average Daily Interest Rate	2.630%
Fees Paid	$96,443
Interest Paid	$132,888
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
     OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Maryland Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Maryland Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Maryland Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 20, 2009
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—108.5%
Maryland—63.5%
$10,000	Anne Arundel County, MD (Consolidated Water & Sewer)[1]	5.750%	07/15/2010	$10,040
40,000	Anne Arundel County, MD Solid Waste[1]	5.200	09/01/2010	40,098
20,000	Anne Arundel County, MD Solid Waste[1]	5.300	09/01/2011	20,044
40,000	Anne Arundel County, MD Solid Waste[1]	5.400	09/01/2013	40,063
250,000	Baltimore, MD Convention Center[1]	5.000	09/01/2014	190,760
20,000	Baltimore, MD Convention Center[1]	5.500	09/01/2014	20,452
550,000	Baltimore, MD Convention Center[1]	5.875	09/01/2039	302,957
5,000	Baltimore, MD GO1	5.000	10/15/2015	5,039
1,841,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500	09/01/2034	1,105,741
3,950,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500	07/01/2036	2,251,342
125,000	Frederick County, MD Economic Devel. (YMCA of Frederick)[1]	6.000	10/01/2023	99,718
200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625	09/01/2038	133,478
10,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700	07/01/2029	10,839
15,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700	07/01/2029	11,823
1,500,000	Frederick County, MD Special Obligation (Urbana Community Devel. Authority)[1]	5.950	07/01/2030	956,115
30,000	Frederick, MD (Carrollton Apartments)[1]	5.650	09/01/2013	30,065
65,000	Harford County, MD GO1	5.000	03/01/2013	65,190
30,000	Harford County, MD GO1	5.000	03/01/2014	30,088
5,000	Harford County, MD GO1	5.000	03/01/2015	5,015
1,350,000	Howard County, MD Retirement Community (Vantage House Facility)[1]	5.250	04/01/2037	730,080
2,450,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.800	09/01/2042	2,051,716
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.850	09/01/2047	210,065
15,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2018	15,081
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2028	23,141
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2016	10,113
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2033	45,079
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	05/01/2022	40,070
95,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150	07/01/2028	88,669
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	09/01/2022	35,013
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200%	07/01/2024	$171,469
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	07/01/2031	23,136
2,250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	03/01/2048	2,008,530
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2023	50,158
3,000,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.450	07/01/2043	2,785,560
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.500	07/01/2022	25,294
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.550	07/01/2017	50,107
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.550	07/01/2027	34,719
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.650	07/01/2027	24,997
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.700	07/01/2017	25,064
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.850	07/01/2027	5,002
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.875	07/01/2021	40,263
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.000	07/01/2032	25,028
180,000	MD Community Devel. People’s Resource Center (Auburn Manor Apartments)[1]	5.300	10/01/2028	174,514
5,000	MD Community Devel. People’s Resource Center (Infrastructure Financing)[1]	5.900	06/01/2026	5,004
135,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.150	03/01/2018	135,999
380,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.250	09/01/2019	381,885
385,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.250	09/01/2029	361,584
80,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.350	09/01/2032	75,124
585,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.375	09/01/2022	587,147
175,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.375	09/01/2024	175,156
265,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.450	09/01/2032	252,211
250,000	MD Community Devel. People’s Resource Center (Waters Landing II Apartments)[1]	5.875	08/01/2033	256,670
30,000	MD Community Devel. People’s Resource Center, Series A1	5.100	07/01/2023	29,373
10,000	MD Community Devel. People’s Resource Center, Series A1	5.400	07/01/2022	10,062
30,000	MD Community Devel. People’s Resource Center, Series A1	5.500	07/01/2030	28,977
25,000	MD Community Devel. People’s Resource Center, Series A1	5.550	07/01/2031	24,222
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$30,000	MD Community Devel. People’s Resource Center, Series A1	5.950%	07/01/2023	$30,003
100,000	MD Community Devel. People’s Resource Center, Series A1	6.000	07/01/2039	100,005
265,000	MD Community Devel. People’s Resource Center, Series B1	5.750	07/01/2039	259,761
75,000	MD Community Devel. People’s Resource Center, Series C1	5.350	07/01/2041	68,972
130,000	MD Community Devel. People’s Resource Center, Series C1	5.650	07/01/2039	128,317
10,000	MD Community Devel. People’s Resource Center, Series C1	6.150	01/01/2021	10,085
500,000	MD Community Devel. People’s Resource Center, Series D1	6.250	07/01/2031	501,570
20,000	MD COP (Aviation Administration Facilities)[1]	5.000	05/01/2022	18,962
95,000	MD Dept. of Transportation[1]	5.500	10/15/2023	91,054
5,000	MD EDC (Maryland Aviation Administration Facilities)[1]	5.000	06/01/2027	4,512
95,000	MD EDC Student Hsg. (Allegheny College Hsg.)[1]	5.750	09/01/2020	70,623
15,000	MD EDC Student Hsg. (Allegheny College Hsg.)[1]	6.000	09/01/2032	9,346
270,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	157,135
450,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000	06/01/2023	330,197
1,040,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	763,578
35,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	22,218
10,000	MD Energy Financing Administration (Cogeneration-AES Warrior Run)[1]	7.400	09/01/2019	7,521
1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750	07/01/2039	1,034,240
125,000	MD H&HEFA (Edenwald)[1]	5.200	01/01/2024	90,795
1,000,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2031	659,840
1,000,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2037	630,080
45,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2033	34,434
1,000,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.000	01/01/2017	765,840
3,780,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300	01/01/2037	1,984,235
30,000	MD H&HEFA (Medstar Health)[1]	5.500	08/15/2033	27,393
50,000	MD H&HEFA (Mercy Medical Center)[1]	5.625	07/01/2031	41,636
1,500,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)[1]	5.750	10/01/2019	945,120
60,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)[1]	5.750	10/01/2026	32,205
50,000	MD H&HEFA (Roland Park Place)[1]	5.500	07/01/2014	47,768
50,000	MD H&HEFA (Roland Park Place)[1]	5.625	07/01/2018	40,119
50,000	MD H&HEFA (Union Hospital of Cecil County)[1]	5.100	07/01/2022	47,343
250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000	01/01/2038	193,675
50,000	MD H&HEFA (Washington Christian Academy)[1]	5.250	07/01/2018	34,292
300,000	MD H&HEFA (Washington Christian Academy)[1]	5.500	07/01/2038	153,927
20,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2015	20,000
50,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2020	46,937
500,000	MD Industrial Devel. Financing Authority (Synagro Baltimore)[1]	5.625	12/01/2016	444,150
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Maryland Continued
$10,000	MD Stadium Authority (Ocean City Convention Center)[1]	5.300%		12/15/2010	$10,031
40,000	MD Stadium Authority (Ocean City Convention Center)[1]	5.375		12/15/2012	40,126
20,000	MD Stadium Authority (Ocean City Convention Center)[1]	5.375		12/15/2013	20,063
15,000	MD Stadium Authority (Ocean City Convention Center)[1]	5.375		12/15/2015	15,050
85,000	MD Transportation Authority (Baltimore/Washington International Airport)[1]	5.250		03/01/2027	74,992
50,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)[1]	5.050		07/01/2028	48,207
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)[1]	6.050		07/01/2026	10,005
100,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.500		07/01/2031	96,267
175,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.600		07/01/2042	166,882
40,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.000		07/01/2023	38,846
185,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.200		07/01/2044	164,615
110,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.250		07/01/2029	103,334
5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000		07/01/2020	5,005
5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.300		07/01/2016	5,005
55,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series C1	7.150		07/01/2023	55,058
200,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.842	[2]	07/01/2033	42,800
245,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.), Series A	5.540	[2]	07/01/2028	84,572
20,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)[1]	5.750		08/20/2029	20,096
135,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)[1]	5.875		02/20/2039	135,586
160,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	5.900		09/20/2021	164,037
20,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	6.000		09/20/2029	20,283
25,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	6.100		03/20/2041	25,319
3,532,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	1,831,978
1,000,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[1]	5.250		01/01/2037	529,310

					29,900,504
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—45.0%
$200,000	Guam GO1	5.250%		11/15/2037	$130,948
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	197,955
65,000	Guam Power Authority, Series A1	5.250		10/01/2023	52,491
700,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	467,551
2,750,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	1,832,298
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	619,460
1,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[3]	07/01/2024	1,131,990
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	2,130,300
1,950,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,613,450
710,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	505,676
115,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	76,904
1,330,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	888,546
52,750,000	Puerto Rico Children’s Trust Fund (TASC)	6.581	[2]	05/15/2050	878,815
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	254,775
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	200,995
3,000,000	Puerto Rico Electric Power Authority, Series UU4	1.662	[5]	07/01/2031	1,260,000
890,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	351,176
100,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	70,189
145,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	133,818
430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	334,420
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	842,749
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	92,168
440,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	173,642
550,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	527,021
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	1.714	[5]	08/01/2057	2,656,250
200,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	146,168
50,000	University of V.I., Series A1	6.000		12/01/2024	38,580
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,213,500
600,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	418,110
150,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	110,315
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2021	428,265
25,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2014	24,163
30,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	27,313
600,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	518,442
10,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	8,562
50,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	41,745
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount	Coupon	Maturity	Value

U.S. Possessions Continued
$1,000,000 V.I. Water & Power Authority, Series A1	5.000%	07/01/2031	$751,390

			21,150,140

Total Investments, at Value (Cost $69,443,210)—108.5%			51,050,644

Liabilities in Excess of Other Assets—(8.5)			(3,999,861)

Net Assets—100.0%			$47,050,783

Footnotes To Statement Of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $3,916,250, which represents 8.32% of the Fund’s net assets. See Note 5 of accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	In Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	51,050,644	—
Level 3—Significant Unobservable Inputs	—	—

Total	$51,050,644	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
EDC	Economic Devel. Corp.
GO	General Obligation
H&HEFA	Hospitals and Higher Education Facilities Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.
See Accompanying Notes To Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

Assets
Investments, at value (cost $69,443,210)—see accompanying statement of investments	$51,050,644
Cash	442,404
Receivables and other assets:
Interest	923,567
Shares of beneficial interest sold	160,575
Other	13,087

Total assets	52,590,277

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	5,200,000
Shares of beneficial interest redeemed	153,644
Dividends	74,821
Distribution and service plan fees	22,675
Investments purchased	12,676
Shareholder communications	10,636
Interest expense on borrowings	3,820
Trustees’ compensation	2,023
Transfer and shareholder servicing agent fees	1,939
Other	57,260

Total liabilities	5,539,494

Net Assets	$47,050,783

Composition of Net Assets
Par value of shares of beneficial interest	$5,930
Additional paid-in capital	68,964,659
Accumulated net investment income	228,304
Accumulated net realized loss on investments	(3,755,544)
Net unrealized depreciation on investments	(18,392,566)

Net Assets	$47,050,783

 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $30,890,438 and 3,890,855 shares of beneficial interest outstanding)	$7.94
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.34
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,117,023 and 140,855 shares of beneficial interest outstanding)	$7.93
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,043,322 and 1,897,935 shares of beneficial interest outstanding)	$7.93
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2009

Investment Income
Interest	$3,711,707

Expenses
Management fees	270,115
Distribution and service plan fees:
Class A	65,365
Class B	9,565
Class C	142,195
Transfer and shareholder servicing agent fees:
Class A	9,852
Class B	1,301
Class C	8,961
Shareholder communications:
Class A	16,829
Class B	1,434
Class C	17,990
Interest expense on borrowings	193,337
Borrowing fees	129,998
Legal, auditing and other professional fees	54,948
Interest expense and fees on short-term floating rate notes issued (See Note 1)	22,870
Trustees’ compensation	1,531
Custodian fees and expenses	1,102
Other	11,776

Total expenses	959,169
Less reduction to custodian expenses	(8)
Less waivers and reimbursements of expenses	(427,955)

Net expenses	531,206

Net Investment Income	3,180,501

Realized and Unrealized Loss
Net realized loss on investments	(2,896,512)
Net change in unrealized depreciation on investments	(12,551,120)

Net Decrease in Net Assets Resulting from Operations	$(12,267,131)

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2009	2008
Operations
Net investment income	$3,180,501	$1,706,343
Net realized loss	(2,896,512)	(857,106)
Net change in unrealized depreciation	(12,551,120)	(5,937,586)

Net decrease in net assets resulting from operations	(12,267,131)	(5,088,349)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,261,410)	(1,183,776)
Class B	(57,626)	(28,327)
Class C	(857,315)	(333,521)

	(3,176,351)	(1,545,624)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	5,387,904	29,745,627
Class B	476,305	683,368
Class C	6,556,324	12,682,815

	12,420,533	43,111,810

Net Assets
Total increase (decrease)	(3,022,949)	36,477,837
Beginning of period	50,073,732	13,595,895

End of period (including net investment income of $228,304 and $224,154, respectively)	$47,050,783	$50,073,732

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(12,267,131)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(16,254,992)
Proceeds from disposition of investment securities	11,575,122
Short-term investment securities, net	544,164
Premium amortization	105,968
Discount accretion	(422,182)
Net realized loss on investments	2,896,512
Net change in unrealized depreciation on investments	12,551,120
Increase in interest receivable	(98,207)
Decrease in receivable for securities sold	1,909,936
Increase in other assets	(10,242)
Decrease in payable for securities purchased	(3,851,927)
Increase in payable for accrued expenses	14,867

Net cash used in operating activities	(3,306,992)

Cash Flows from Financing Activities
Proceeds from bank borrowings	34,900,000
Payments on bank borrowings	(38,400,000)
Payments from short-term floating rate notes issued	(2,500,000)
Proceeds from shares sold	27,325,526
Payments on shares redeemed	(16,278,195)
Cash distributions paid	(1,535,783)

Net cash provided by financing activities	3,511,548
Net increase in cash	204,556
Cash, beginning balance	237,848

Cash, ending balance	$442,404

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,615,322.
Cash paid for interest on bank borrowings—$213,960.
Cash paid for interest on short-term floating rate notes issued—$22,870.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

CLASS A YEAR ENDED MARCH 31,	2009	2008	2007(1)

Per Share Operating Data
Net asset value, beginning of period	$10.82	$12.97	$12.70
Income (loss) from investment operations:
Net investment income(2)	.63	.67	.33
Net realized and unrealized gain (loss)	(2.89)	(2.21)	.18

Total from investment operations	(2.26)	(1.54)	.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.61)	(.24)
Net asset value, end of period	$7.94	$10.82	$12.97

Total Return, at Net Asset Value[3]	(21.38)%	(12.23)%	4.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,891	$36,232	$11,322
Average net assets (in thousands)	$33,994	$22,982	$8,826
Ratios to average net assets:[4]
Net investment income	6.67%	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued	1.62%	1.87%	2.90%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.63%	0.15%

Total expenses	1.67%	2.50%	3.05	%(6)
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.85%	1.43%	0.95%
Portfolio turnover rate	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class B Year Ended March 31,	2009	2008	2007(1)

Per Share Operating Data
Net asset value, beginning of period	$10.81	$12.96	$12.70
Income (loss) from investment operations:
Net investment income[2]	.55	.59	.27
Net realized and unrealized gain (loss)	(2.88)	(2.22)	.18

Total from investment operations	(2.33)	(1.63)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.52)	(.19)
Net asset value, end of period	$7.93	$10.81	$12.96

Total Return, at Net Asset Value[3]	(22.00)%	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,117	$931	$380
Average net assets (in thousands)	$959	$644	$173
Ratios to average net assets:[4]
Net investment income	5.99%	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued	2.63%	3.06%	5.87%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.63%	0.15%

Total expenses	2.68%	3.69%	6.02	%(6)
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.60%	2.18%	1.70%
Portfolio turnover rate	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class C Year Ended March 31,	2009	2008	2007(1)

Per Share Operating Data
Net asset value, beginning of period	$10.80	$12.95	$12.70
Income (loss) from investment operations:
Net investment income[2]	.55	.58	.27
Net realized and unrealized gain (loss)	(2.87)	(2.21)	.17

Total from investment operations	(2.32)	(1.63)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.52)	(.19)
Net asset value, end of period	$7.93	$10.80	$12.95

Total Return, at Net Asset Value(3)	(21.92)%	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,043	$12,911	$1,894
Average net assets (in thousands)	$14,255	$7,602	$671
Ratios to average net assets:[4]
Net investment income	5.99%	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued	2.54%	2.68%	4.29%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.63%	0.15%

Total expenses	2.59%	3.31%	4.44	%(6)
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.60%	2.18%	1.70%
Portfolio turnover rate	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Maryland state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
At March 31, 2009, the Fund had no outstanding inverse floaters.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based On Cost Of
Securities And
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-term	Loss	For Federal Income
Income	Gain	Carryforward(1, 2, 3, 4)	Tax Purposes

$304,823	$—	$3,755,390	$18,392,720

1.	As of March 31, 2009, the Fund had $3,749,374 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$276,422
2017	3,472,952

Total	$3,749,374

2.	As of March 31, 2009, the Fund had $6,016 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	YEAR ENDED	YEAR ENDED
	MARCH 31, 2009	MARCH 31, 2008

Distributions paid from:
Exempt-interest dividends	$3,173,626	$1,543,722
Ordinary income	2,725	1,902
Return of capital	—	—

Total	$3,176,351	$1,545,624

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$69,443,364

Gross unrealized appreciation	$117,334
Gross unrealized depreciation	18,510,054

Net unrealized depreciation	$(18,392,720)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$490
Payments Made to Retired Trustees	121
Accumulated Liability as of March 31, 2009	1,304
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	1,702,370	$15,787,139	2,770,073	$33,184,121
Dividends and/or distributions reinvested	139,135	1,254,275	37,214	434,585
Redeemed	(1,299,915)	(11,653,510)	(331,098)	(3,873,079)

Net increase	541,590	$5,387,904	2,476,189	$29,745,627

Class B
Sold	67,413	$583,910	59,593	$716,948
Dividends and/or distributions reinvested	1,631	14,490	456	5,420
Redeemed	(14,374)	(122,095)	(3,158)	(39,000)

Net increase	54,670	$476,305	56,891	$683,368

Class C
Sold	1,175,001	$10,846,137	1,295,538	$15,566,531
Dividends and/or distributions reinvested	39,435	346,557	8,515	99,569
Redeemed	(511,691)	(4,636,370)	(255,140)	(2,983,285)

Net increase	702,745	$6,556,324	1,048,913	$12,682,815

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$16,254,992	$11,575,122
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $19,558 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $32,385 and $184,163, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions With Affiliates Continued
the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-end	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained By	Retained By	Retained By	Retained By
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$26,543	$7,619	$2,696	$3,201
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $276,807, $10,337 and $140,811 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.66% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$7,159,726
Average Daily Interest Rate	2.630%
Fees Paid	$132,794
Interest Paid	$213,960
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures About Derivative Instruments And Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Massachusetts Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Massachusetts Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Massachusetts Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 20, 2009
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—117.1%
Massachusetts—87.6%
$15,000	Belmont, MA GO1	5.150%	01/15/2012	$15,157
10,000	Billerica, MA GO1	5.500	10/15/2016	10,036
140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)[1]	6.500	09/01/2035	91,168
30,000	Boston, MA Industrial Devel. Financing Authority (Springhouse)[1]	5.875	07/01/2018	25,255
5,000	MA Bay Transportation Authority[1]	5.250	07/01/2030	5,017
1,755,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2027	1,115,320
1,000,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2037	562,530
10,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.650	02/01/2019	8,087
160,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	112,790
150,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2035	109,350
1,130,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2036	818,866
230,000	MA Devel. Finance Agency (Curry College)[1]	6.000	03/01/2031	197,646
350,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	232,866
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	166,145
2,000,000	MA Devel. Finance Agency (Linden Ponds)[1]	5.750	11/15/2042	1,099,640
305,000	MA Devel. Finance Agency (Loomis House/ Loomis Communities Obligated Group)[1]	5.750	07/01/2023	241,630
965,000	MA Devel. Finance Agency (Nichols College)[1]	6.000	10/01/2024	776,632
1,025,000	MA Devel. Finance Agency (Ogden Haverhill)[1]	5.500	12/01/2019	825,320
400,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	215,740
320,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125	06/01/2031	190,138
60,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	46,460
500,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	366,365
20,000	MA Devel. Finance Agency (The Wheeler School)[1]	6.250	12/01/2019	19,165
220,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200	02/20/2046	222,132
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200	11/01/2041	541,960
1,000,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	748,440
35,000	MA Educational Financing Authority[1]	5.550	07/01/2009	35,089
20,000	MA Educational Financing Authority[1]	5.850	07/01/2014	20,006
185,000	MA Educational Financing Authority, Series A1	6.000	12/01/2016	187,220
45,000	MA Educational Financing Authority, Series A1	6.050	12/01/2017	45,425
10,000	MA Educational Financing Authority, Series C1	5.200	12/01/2016	9,889
10,000,000	MA Educational Financing Authority, Series H2	6.350	01/01/2030	9,845,664
65,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	56,024
70,000	MA H&EFA (Burbank Hospital)[1]	6.125	08/01/2013	69,997
1,000,000	MA H&EFA (Caregroup)[1]	5.125	07/01/2038	737,110
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$2,285,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.625%	07/01/2020	$1,887,753
405,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.700	07/01/2015	370,134
705,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.750	07/01/2028	533,290
140,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	118,656
25,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	16,540
60,000	MA H&EFA (Hallmark Heath System)[1]	5.000	07/01/2021	58,152
5,000	MA H&EFA (Harvard Pilgrim Health Care)[1]	5.000	07/01/2028	4,449
10,000	MA H&EFA (Healthcare System-Covenant)[1]	6.000	07/01/2031	9,465
270,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	231,782
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	101,528
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	31,259
15,000	MA H&EFA (Lasell College)[1]	5.400	07/01/2014	13,624
110,000	MA H&EFA (Learning Center for Deaf Children)[1]	6.125	07/01/2029	77,812
75,000	MA H&EFA (Lowell General Hospital)[1]	5.250	06/01/2016	75,110
10,000	MA H&EFA (New England Health)[1]	5.200	08/01/2028	7,946
20,000	MA H&EFA (Nichols College)[1]	6.125	10/01/2029	15,183
20,000	MA H&EFA (North Adams Regional Hospital)[1]	6.750	07/01/2009	20,017
10,000	MA H&EFA (Partners Healthcare System)[1]	5.125	07/01/2019	10,099
165,000	MA H&EFA (Partners Healthcare System)[1]	5.375	07/01/2024	165,045
585,000	MA H&EFA (Saints Memorial Medical Center)[1]	6.000	10/01/2023	393,910
20,000	MA H&EFA (Schepens Eye Research Institute)[1]	6.500	07/01/2028	14,579
25,000	MA H&EFA (UMass Memorial Health Care/ UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	19,348
15,000	MA H&EFA (Valley Regional Health System)[1]	5.750	07/01/2018	12,985
220,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	160,710
1,000,000	MA HEFA (Simmons College)[1]	8.000	10/01/2039	1,030,780
10,000	MA HFA[1]	5.200	07/01/2018	10,069
15,000	MA HFA (Rental)[1]	5.350	01/01/2014	15,288
500,000	MA HFA (Single Family)[3]	5.000	12/01/2031	446,970
30,000	MA HFA (Single Family)[1]	5.250	12/01/2018	30,093
2,250,000	MA HFA, Series A1	5.300	06/01/2049	1,963,148
15,000	MA HFA, Series A1	5.375	06/01/2016	14,818
50,000	MA HFA, Series A1	5.500	07/01/2030	47,882
1,455,000	MA HFA, Series A1	5.800	07/01/2030	1,346,253
90,000	MA HFA, Series A1	6.125	12/01/2011	90,165
295,000	MA HFA, Series B1	5.400	12/01/2028	260,730
270,000	MA HFA, Series B1	5.550	07/01/2040	254,726
500,000	MA HFA, Series C1	5.300	12/01/2037	444,860
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$500,000	MA HFA, Series C1	5.400%	12/01/2049	$454,475
15,000	MA HFA, Series E1	6.050	07/01/2020	15,177
425,000	MA HFA, Series H1	5.000	12/01/2028	389,585
215,000	MA HFA, Series H1	6.650	07/01/2041	216,731
10,000	MA HFA, Series P1	5.000	12/01/2023	9,357
15,000	MA HFA, Series P1	5.200	12/01/2045	12,668
25,000	MA Industrial Finance Agency (Arbors at Taunton)[1]	5.300	06/20/2019	25,099
105,000	MA Industrial Finance Agency (Arbors at Taunton)[1]	5.500	06/20/2040	93,059
20,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	17,683
40,000	MA Industrial Finance Agency (Berkshire Retirement Community)[1]	6.625	07/01/2016	39,998
100,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	70,414
515,000	MA Industrial Finance Agency (General Motors Corp.)[3]	5.550	04/01/2009	180,250
10,000	MA Industrial Finance Agency (Heights Crossing)[1]	6.150	02/01/2035	9,456
495,000	MA Industrial Finance Agency (Massachusetts American Water Company)[1]	6.900	12/01/2029	421,943
5,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.450	12/01/2012	4,594
30,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.600	12/01/2019	23,731
935,000	MA Industrial Finance Agency (Shed)[1]	7.250	09/01/2017	784,166
145,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.350	06/01/2028	123,407
20,000	MA Industrial Finance Agency (St. Marks School)[1]	5.375	01/01/2021	20,163
30,000	MA Municipal Wholesale Electric Company Water Supply System[1]	5.000	07/01/2010	30,768
500,000	MA Port Authority (Bosfuel Corp.)[1]	5.000	07/01/2038	395,265
120,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	73,091
3,130,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2027	1,665,348
30,000	MA Port Authority (Delta Air Lines)[1]	5.200	01/01/2020	18,878
15,000	MA Port Authority (US Airways)[1]	5.625	09/01/2011	12,434
500,000	MA Port Authority (US Airways)[1]	5.750	09/01/2016	377,350
340,000	MA Port Authority (US Airways)[1]	5.875	09/01/2023	256,282
25,000	MA Port Authority (US Airways)[1]	6.000	09/01/2021	18,846
50,000	MA Port Authority, Series E1	5.000	07/01/2028	43,969
75,000	MA Turnpike Authority, Series A1	5.000	01/01/2027	63,526
30,000	MA Turnpike Authority, Series A1	5.000	01/01/2039	23,236
5,000	MA Water Pollution Abatement Trust[1]	5.125	08/01/2010	5,017
5,000	MA Water Pollution Abatement Trust[1]	5.125	02/01/2031	5,032
5,000	MA Water Pollution Abatement Trust[1]	5.375	08/01/2027	5,055
20,000	Wayland, MA GO1	5.000	09/15/2011	20,059
150,000	Worcester, MA GO1	5.700	08/01/2013	150,216

				36,151,765
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—29.5%
$250,000	Guam Government Waterworks Authority and Wastewater System[1]	5.875%		07/01/2035	$197,955
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	666,290
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[4]	06/01/2057	5,200
3,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	2,895,935
185,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	131,761
220,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	147,121
250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	167,020
56,555,000	Puerto Rico Children’s Trust Fund (TASC)	6.549	[4]	05/15/2050	942,206
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	254,775
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[4]	05/15/2055	95,520
530,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	209,127
160,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	147,661
455,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	353,863
1,270,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	918,705
75,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	66,359
2,310,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	911,610
105,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	41,428
6,500,000	Puerto Rico Sales Tax Financing Corp., Series A3	1.714	[5]	08/01/2057	3,453,125
215,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	158,117
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	24,114
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	375,695

					12,163,587

Total Investments, at Value (cost $67,267,522)—117.1%					48,315,352

Liabilities in Excess of Other Assets—(17.1)					(7,048,718)

Net Assets—100.0%					$41,266,634

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $4,080,345, which represents 9.89% of the Fund’s net assets. See Note 5 of accompanying Notes.

4.	Zero coupon bond reflects effective yield on the date of purchase.

5.	Represents the current interest rate for a variable or increasing rate security.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	In Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	48,315,352	—
Level 3—Significant Unobservable Inputs	—	—

Total	$48,315,352	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CC	Caritas Christi
CH	Carney Hospital
FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency/Authority
HFH	Holy Family Hospital
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
SEMCB	St. Elizabeth’s Medical Center of Boston
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
V.I.	United States Virgin Islands
VC	VinFen Corp.
VCS	VinFen Clinical Services
VRHS	Valley Regional Health System
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $67,267,522)—see accompanying statement of investments	48,315,352

Cash	344,436

Receivables and other assets:
Interest	923,692
Shares of beneficial interest sold	414,203
Other	3,096

Total assets	50,000,779

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,360,000
Payable on borrowings (See Note 6)	2,100,000
Shares of beneficial interest redeemed	114,735
Dividends	68,790
Distribution and service plan fees	19,451
Shareholder communications	11,268
Trustees’ compensation	2,048
Interest expense on borrowings	2,046
Transfer and shareholder servicing agent fees	1,747
Other	54,060

Total liabilities	8,734,145

Net Assets	$41,266,634

Composition Of Net Assets
Par value of shares of beneficial interest	$4,916

Additional paid-in capital	62,516,796

Accumulated net investment income	601,798

Accumulated net realized loss on investments	(2,904,706)

Net unrealized depreciation on investments	(18,952,170)

Net Assets	$41,266,634

 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $30,389,200 and 3,618,950 shares of beneficial interest outstanding)	$8.40
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.82
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,121,052 and 133,523 shares of beneficial interest outstanding)	$8.40
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,756,382 and 1,163,399 shares of beneficial interest outstanding)	$8.39
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income
Interest	$3,628,278

Expenses
Management fees	227,438
Distribution and service plan fees:
Class A	58,225
Class B	11,468
Class C	82,029
Transfer and shareholder servicing agent fees:
Class A	12,728
Class B	1,414
Class C	5,316
Shareholder communications:
Class A	22,359
Class B	2,072
Class C	11,362
Interest expense on borrowings	206,905
Interest expense and fees on short-term floating rate notes issued (See Note 1)	198,400
Borrowing fees	144,726
Legal, auditing and other professional fees	54,944
Custodian fees and expenses	3,347
Trustees’ compensation	1,377
Other	10,576

Total expenses	1,054,686
Less reduction to custodian expenses	(61)
Less waivers and reimbursements of expenses	(453,943)

Net expenses	600,682

Net Investment Income	3,027,596

Realized And Unrealized Loss
Net realized loss on investments	(1,794,743)
Net change in unrealized depreciation on investments	(13,447,683)

Net Decrease In Net Assets Resulting From Operations	$(12,214,830)

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2009	2008

Operations
Net investment income	$3,027,596	$1,855,105

Net realized loss	(1,794,743)	(1,109,387)

Net change in unrealized depreciation	(13,447,683)	(5,701,474)

Net decrease in net assets resulting from operations	(12,214,830)	(4,955,756)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,215,666)	(1,354,153)
Class B	(71,085)	(39,240)
Class C	(512,633)	(197,753)

	(2,799,384)	(1,591,146)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	10,279,773	20,748,361
Class B	504,488	597,761
Class C	5,910,907	4,984,256

	16,695,168	26,330,378

Net Assets
Total increase	1,680,954	19,783,476

Beginning of period	39,585,680	19,802,204

End of period (including accumulated net investment income of $601,798 and $373,586, respectively)	$41,266,634	$39,585,680

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(12,214,830)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(20,621,900)
Proceeds from disposition of investment securities	7,830,221
Short-term investment securities, net	1,652,166
Premium amortization	104,452
Discount accretion	(378,952)
Net realized loss on investments	1,794,743
Net change in unrealized depreciation on investments	13,447,683
Increase in interest receivable	(116,387)
Decrease in receivable for securities sold	3,189,439
Increase in other assets	(1,249)
Decrease in payable for securities purchased	(5,031,485)
Increase in payable for accrued expenses	23,470

Net cash used in operating activities	(10,322,629)

Cash Flows From Financing Activities
Proceeds from bank borrowings	29,700,000
Payments on bank borrowings	(35,100,000)
Proceeds from short-term floating rate notes issued	1,825,000
Proceeds from shares sold	25,833,011
Payments on shares redeemed	(10,450,253)
Cash distributions paid	(1,333,113)

Net cash provided by financing activities	10,474,645

Net increase in cash	152,016

Cash, beginning balance	192,420

Cash, ending balance	$344,436

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,435,777.
Cash paid for interest on bank borrowings—$218,350.
Cash paid for interest on short-term floating rate notes issued—$198,400.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31,	2009	2008	2007[1]

Class A
Per Share Operating Data
Net asset value, beginning of period	$11.97	$14.34	$13.70

Income (loss) from investment operations:
Net investment income[2]	.75	.77	.57
Net realized and unrealized gain (loss)	(3.63)	(2.48)	.48

Total from investment operations	(2.88)	(1.71)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.69)	(.66)	(.41)

Net asset value, end of period	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	(24.61)%	(12.27)%	7.73%

Ratios/supplemental Data
Net assets, end of period (in thousands)	$30,389	$31,809	$16,475

Average net assets (in thousands)	$32,067	$26,956	$10,143

Ratios to average net assets:[4]
Net investment income	7.47%	5.84%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued	1.86%	2.23%	3.05%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.72%	0.16%

Total expenses	2.34%	2.95%	3.21%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.28%	1.52%	0.96%

Portfolio turnover rate	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Year Ended March 31,	2009	2008	2007[1]

Class B
Per Share Operating Data
Net asset value, beginning of period	$11.97	$14.34	$13.70

Income (loss) from investment operations:
Net investment income[2]	.67	.68	.47
Net realized and unrealized gain (loss)	(3.63)	(2.49)	.50

Total from investment operations	(2.96)	(1.81)	.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.56)	(.33)

Net asset value, end of period	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	(25.19)%	(12.92)%	7.13%

Ratios/supplemental Data
Net assets, end of period (in thousands)	$1,121	$1,042	$632

Average net assets (in thousands)	$1,150	$915	$195

Ratios to average net assets:[4]
Net investment income	6.77%	5.10%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	2.89%	3.25%	4.92%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.72%	0.16%

Total expenses	3.37%	3.97%	5.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	2.27%	1.71%

Portfolio turnover rate	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Year Ended March 31,	2009	2008	2007[1]

Class C
Per Share Operating Data
Net asset value, beginning of period	$11.95	$14.33	$13.70

Income (loss) from investment operations:
Net investment income[2]	.67	.67	.46
Net realized and unrealized gain (loss)	(3.62)	(2.49)	.50

Total from investment operations	(2.95)	(1.82)	.96

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.56)	(.33)

Net asset value, end of period	$8.39	$11.95	$14.33

Total Return, at Net Asset Value[3]	(25.15)%	(13.01)%	7.05%

Ratios/supplemental Data
Net assets, end of period (in thousands)	$9,757	$6,735	$2,695

Average net assets (in thousands)	$8,228	$4,666	$748

Ratios to average net assets:[4]
Net investment income	6.75%	5.04%	4.59%
Expenses excluding interest and fees on short-term floating rate notes issued	2.76%	3.12%	4.24%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.72%	0.16%

Total expenses	3.24%	3.84%	4.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	2.27%	1.71%

Portfolio turnover rate	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Massachusetts Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Massachusetts state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $6,452,784 as of March 31, 2009, which represents 12.91% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2009, municipal bond holdings with a value of $9,845,664 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $6,360,000 in short-term floating rate notes issued and outstanding at that date.
At March 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$3,640,000	MA Educational Financing Authority ROLs[3]	12.474%	1/1/30	$3,485,664

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F5 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $6,360,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation Of Income, Expenses, Gains And Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based On Cost Of
Securities And
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-term	Loss	For Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$653,597	$—	$3,079,787	$18,777,089

1.	As of March 31, 2009, the Fund had $2,160,095 of capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring
2015	$173
2016	596,725
2017	1,563,197

Total	$2,160,095

2.	As of March 31, 2009, the Fund had $919,692 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$2,794,491	$1,589,381
Ordinary income	4,893	1,765

Total	$2,799,384	$1,591,146

 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$60,382,622

Gross unrealized appreciation	$251,243
Gross unrealized depreciation	(19,028,332)

Net unrealized depreciation	$(18,777,089)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$442
Payments Made to Retired Trustees	130
Accumulated Liability as of March 31, 2009	1,365
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends And Distributions To Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares Of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	1,688,393	$17,206,974	2,638,055	$35,106,457
Dividends and/or distributions reinvested	116,203	1,114,585	48,201	633,714
Redeemed	(843,362)	(8,041,786)	(1,177,071)	(14,991,810)

Net increase	961,234	$10,279,773	1,509,185	$20,748,361

 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class B
Sold	75,724	$783,503	72,684	$964,983
Dividends and/or distributions reinvested	3,428	32,653	1,526	20,115
Redeemed	(32,748)	(311,668)	(31,144)	(387,337)

Net increase	46,404	$504,488	43,066	$597,761

Class C
Sold	799,816	$7,693,878	469,741	$6,252,494
Dividends and/or distributions reinvested	30,120	288,539	8,940	117,358
Redeemed	(229,921)	(2,071,510)	(103,399)	(1,385,596)

Net increase	600,015	$5,910,907	375,282	$4,984,256

3. Purchases And Sales Of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$20,621,900	$7,830,221
4. Fees And Other Transactions With Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $18,980 to OFS for services to the Fund.
Distribution And Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan For Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees And Other Transactions With Affiliates Continued
The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution And Service Plans For Class B And Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $30,422 and $139,500, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-end	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained By	Retained By	Retained By	Retained By
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$29,414	$1,052	$3,890	$2,901
Waivers And Reimbursements Of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009,
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

the Manager reimbursed $339,502, $15,355 and $99,086 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.85% of the Fund’s average net assets on an annualized basis.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$7,267,945
Average Daily Interest Rate	2.63%
Fees Paid	$139,495
Interest Paid	$218,350
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its
| OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Michigan Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Michigan Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Michigan Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 20, 2009
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—106.3%
Michigan—72.9%
$50,000	Barry County, MI Building Authority[1]	5.650%	07/01/2017	$44,996
15,000	Belleville, MI GO1	5.400	11/01/2012	15,028
50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	37,198
5,000	Birch Run, MI Township[1]	7.100	05/01/2009	5,021
80,000	Center, MI Academy COP[1]	7.500	10/01/2029	57,354
100,000	Chelsea, MI EDC (United Methodist Retirement Communities)[1]	5.400	11/15/2027	76,292
20,000	Clare County, MI Sewer Disposal System[1]	5.750	11/01/2019	20,618
85,000	Concord, MI Academy Petoskey COP[1]	7.750	12/01/2020	75,585
95,000	Concord, MI Academy Petoskey COP[1]	8.375	12/01/2030	81,590
500,000	Dearborn, MI EDC (Henry Ford Village)[1]	7.125	11/15/2043	380,940
115,000	Detroit, MI GO1	5.000	04/01/2014	105,731
785,000	Detroit, MI GO1	5.250	04/01/2024	614,176
100,000	Detroit, MI GO1	5.375	04/01/2014	94,065
390,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	188,440
115,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	55,566
155,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	79,131
2,700,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,399,788
240,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	120,946
350,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2021	169,120
1,000,000	Detroit, MI Water Supply System[2]	6.250	07/01/2036	1,001,750
45,000	Devon Trace, MI Hsg. Corp.[1]	7.375	08/01/2023	45,680
175,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.750	02/15/2025	142,027
480,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.250	07/01/2016	392,026
100,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	78,089
60,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	37,237
230,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	142,743
15,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)[1]	5.750	09/01/2017	12,241
5,000	Grand Rapids, MI Charter Township (Porter Hills Foundation)[1]	5.200	07/01/2014	4,758
895,000	Grand Rapids, MI Downtown Devel. Authority[1]	6.875	06/01/2024	894,051
500,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	307,730
250,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	144,893
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$250,000	Grand Traverse Academy, MI Public School Academy[1]	5.000%	11/01/2022	$179,870
50,000	Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare)[1]	5.500	07/01/2018	47,323
500,000	Grand Valley, MI State University[1]	5.750	12/01/2034	487,200
20,000	Gratiot County, MI EDC (Grand Lodge of Free & Accepted Masons of Michigan)[1]	5.000	11/15/2014	19,468
155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	177,703
5,000	Hillsdale County, MI Intermediate School District[1]	5.700	05/01/2010	5,014
40,000	Hillsdale, MI Hospital Finance Authority (Community Health Center)[1]	5.250	05/15/2026	30,002
30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	29,465
20,000	Ionia, MI GO1	6.750	04/01/2015	20,155
250,000	Iron River, MI Hospital Finance Authority (Iron County Community Hospitals)[1]	6.500	05/15/2040	168,435
30,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital)[1]	5.250	05/15/2018	27,991
10,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2017	9,541
25,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2021	22,951
135,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2028	114,650
15,000	Mackinac Island, MI Park Commission[1]	5.800	09/01/2013	14,802
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	35,205
85,000	MI Discovery Elementary School COP (Public School Academy)[1]	8.125	10/01/2031	52,908
95,000	MI George Washington Carver Public School Academy COP[1]	8.000	09/01/2017	81,666
510,000	MI George Washington Carver Public School Academy COP[1]	8.125	09/01/2030	395,852
500,000	MI Higher Education Student Loan Authority[1]	4.700	03/01/2022	377,565
100,000	MI Higher Education Student Loan Authority[1]	5.000	03/01/2031	70,685
90,000	MI Higher Education Student Loan Authority[1]	5.400	06/01/2018	79,007
20,000	MI Higher Education Student Loan Authority[1]	5.750	06/01/2013	18,224
10,000	MI Hospital Finance Authority (Central Michigan Community Hospital)[1]	6.250	10/01/2027	8,329
15,000	MI Hospital Finance Authority (Chelsea Community Hospital)[1]	5.375	05/15/2019	13,622
60,000	MI Hospital Finance Authority (Crittenton Hospital Medical Center)[1]	5.625	03/01/2027	50,753
245,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2023	156,952
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$2,380,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250%		08/15/2027	$1,435,378
20,000	MI Hospital Finance Authority (Detroit Medical Center)[1]	6.500		08/15/2018	16,837
5,000	MI Hospital Finance Authority (Detroit Medical Center)[1]	8.125		08/15/2012	4,923
50,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.625		01/01/2028	43,965
25,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.875		11/15/2021	22,424
10,000	MI Hospital Finance Authority (Mercy Health Services)[1]	5.375		08/15/2016	10,030
20,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)[1]	5.500		07/01/2015	20,045
5,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.625		01/01/2016	4,349
160,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.700		01/01/2026	121,717
5,000	MI Hospital Finance Authority (St. John Medical Center)[1]	5.250		05/15/2026	5,016
25,000	MI Hospital Finance Authority (Trinity Health)[1]	5.375		12/01/2030	23,741
45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)[1]	5.500		01/15/2018	45,045
10,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	10,005
65,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500		01/15/2021	65,033
40,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.100		10/01/2033	38,430
145,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	7.941	[3]	04/01/2014	99,659
10,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000		04/15/2018	10,016
180,000	MI John Tolfree Health System Corp.[1]	5.850		09/15/2013	172,026
830,000	MI John Tolfree Health System Corp.[1]	6.000		09/15/2023	618,043
200,000	MI Landmark Academy Public School COP[1]	8.375		06/01/2031	171,740
30,000	MI Municipal Bond Authority[1]	5.150		11/01/2010	30,100
5,000	MI Municipal Bond Authority[1]	5.375		11/01/2020	5,012
5,000	MI Municipal Bond Authority[1]	5.650		05/01/2011	5,016
60,000	MI New Beginnings Academy COP[1]	8.000		02/01/2032	47,358
125,000	MI Pansophia Academy COP[1]	7.000		06/01/2029	93,706
1,000,000	MI Public Educational Facilities Authority (American Montessori)[1]	6.500		12/01/2037	695,660
400,000	MI Public Educational Facilities Authority (Black River School)[1]	5.800		09/01/2030	262,492
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	139,302
45,000	MI Strategic Fund Limited Obligation (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)[1]	5.650		09/01/2029	38,666
230,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.550		09/01/2029	195,139
460,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.650		09/01/2029	395,255
50,000	MI Strategic Fund Limited Obligation (Dow Chemical Company)[1]	5.500		12/01/2028	43,095
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$120,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A	6.550%		10/01/2022	$24,110
50,000	MI Strategic Fund Limited Obligation (Imperial Holly Corp.)[1]	6.250		11/01/2015	36,932
849,237	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850		08/31/2027	574,237
2,000,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,628,500
1,130,000	MI Strategic Fund Pollution Control (General Motors Corp.)	6.200		09/01/2020	135,837
245,000	MI Strategic Fund Solid Waste (S.D. Warren & Company)[1]	7.375		01/15/2022	185,592
600,000	MI Strategic Fund Solid Waste (Waste Management of MI)[1]	4.625		12/01/2012	557,760
1,250,000	MI Tobacco Settlement Finance Authority[1]	6.000		06/01/2034	765,138
1,500,000	MI Tobacco Settlement Finance Authority[1]	6.875		06/01/2042	984,105
75,650,000	MI Tobacco Settlement Finance Authority	7.249	[3]	06/01/2052	768,604
125,000,000	MI Tobacco Settlement Finance Authority	7.500	[3]	06/01/2052	1,035,000
20,000	Monroe County, MI Water Supply[1]	5.000		05/01/2025	20,091
20,000	Muskegon County, MI Building Authority[1]	5.625		07/01/2010	20,056
50,000	New Buffalo, MI GO1	5.300		04/01/2014	50,365
5,000	Northern MI University[1]	5.125		12/01/2020	5,024
30,000	Oceola Township, MI Special Assessment[1]	6.000		06/01/2014	30,294
30,000	Oceola Township, MI Special Assessment[1]	6.000		06/01/2015	30,281
10,000	Ottawa County, MI Building Authority[1]	4.900		11/01/2009	10,035
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	32,818
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	114,742
100,000	Pontiac, MI Sewer Disposal[1]	5.750		01/01/2020	74,215
720,000	Pontiac, MI Tax Increment Finance Authority[1]	5.375		06/01/2017	474,566
115,000	Pontiac, MI Tax Increment Finance Authority[1]	6.250		06/01/2022	68,897
55,000	Raisinville Township, MI Special Assessment District No. 8[1]	6.300		05/01/2009	55,153
1,500,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250		09/01/2039	1,605,690
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000		06/01/2018	15,084
20,000	Scio Township, MI Building Authority[1]	5.650		05/01/2016	20,121
25,000	Scio Township, MI Building Authority[1]	5.650		05/01/2017	25,145
10,000	Star International Academy, MI COP[1]	8.000		03/01/2033	8,235
35,000	Wayne County, MI Building Authority[1]	5.250		06/01/2016	35,106
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000		12/01/2019	21,351
50,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250		12/01/2014	47,951
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$500,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000%		12/01/2029	$278,695
5,000	Webberville, MI Water Supply & Wastewater Treatment[1]	6.500		11/01/2018	5,000

					24,154,101

U.S. Possessions—33.4%
30,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000		07/01/2025	24,510
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	754,660
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	852,120
1,450,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,199,745
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	200,995
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	3,850
60,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	42,634
15,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	5,919
240,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	221,491
700,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	544,404
1,855,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,341,888
95,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2012	92,569
25,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2026	18,959
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	45,173
1,360,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	536,710
15,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	12,290
500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	479,110
7,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	1.714	[6]	08/01/2057	3,984,375
30,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2024	24,136
700,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	487,795
250,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	187,843

					11,061,176

Total Investments, at Value (Cost $55,472,514)—106.3%					35,215,277

Liabilities in Excess of Other Assets—(6.3)					(2,102,298)

Net Assets—100.0%					$33,112,979

 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $3,984,375, which represents 12.03% of the Fund’s net assets. See Note 5 of accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
	In Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	35,215,277	—
Level 3—Significant Unobservable Inputs	—	—

Total	$35,215,277	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
EDC	Economic Devel. Corp.
GO	General Obligation
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

Assets
Investments, at value (cost $55,472,514)—see accompanying statement of investments	$35,215,277
Cash	258,139
Receivables and other assets:
Interest	674,261
Shares of beneficial interest sold	158,006
Investments sold	23,556
Due from Manager	604
Other	2,913

Total assets	36,332,756

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	2,100,000
Investments purchased on a when-issued basis or forward commitment	974,360
Dividends	63,912
Shareholder communications	10,904
Distribution and service plan fees	9,282
Trustees’ compensation	2,365
Shares of beneficial interest redeemed	1,803
Interest expense on borrowings	1,704
Transfer and shareholder servicing agent fees	1,235
Other	54,212

Total liabilities	3,219,777

Net Assets	$33,112,979

Composition of Net Assets
Par value of shares of beneficial interest	$4,433
Additional paid-in capital	58,965,315
Accumulated net investment income	856,121
Accumulated net realized loss on investments	(6,455,653)
Net unrealized depreciation on investments	(20,257,237)

Net Assets	$33,112,979

 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $27,121,800 and 3,630,597 shares of beneficial interest outstanding)	$7.47
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.84
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $681,762 and 91,262 shares of beneficial interest outstanding)	$7.47
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,309,417 and 711,481 shares of beneficial interest outstanding)	$7.46
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2009

Investment Income
Interest	$3,578,042
Other income	12

Total investment income	3,578,054

Expenses
Management fees	219,519
Distribution and service plan fees:
Class A	26,667
Class B	8,376
Class C	59,529
Transfer and shareholder servicing agent fees:
Class A	8,717
Class B	1,220
Class C	4,253
Shareholder communications:
Class A	18,987
Class B	2,757
Class C	13,635
Interest expense on borrowings	225,289
Borrowing fees	115,772
Interest expense and fees on short-term floating rate notes issued (See Note 1)	95,730
Legal, auditing and other professional fees	54,212
Custodian fees and expenses	1,998
Trustees’ compensation	1,563
Other	10,918

Total expenses	869,142
Less reduction to custodian expenses	(1,020)
Less waivers and reimbursements of expenses	(401,550)

Net expenses	466,572

Net Investment Income	3,111,482

Realized and Unrealized Loss
Net realized loss on investments	(5,362,334)
Net change in unrealized depreciation on investments	(14,082,171)

Net Decrease in Net Assets Resulting from Operations	$(16,333,023)

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2009	2008
Operations
Net investment income	$3,111,482	$2,422,415
Net realized loss	(5,362,334)	(1,089,782)
Net change in unrealized depreciation	(14,082,171)	(6,543,490)

Net decrease in net assets resulting from operations	(16,333,023)	(5,210,857)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,408,518)	(1,704,372)
Class B	(54,775)	(33,823)
Class C	(388,518)	(242,270)

	(2,851,811)	(1,980,465)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,402,756	29,454,553
Class B	178,399	558,910
Class C	1,202,162	5,707,814

	3,783,317	35,721,277

Net Assets
Total increase (decrease)	(15,401,517)	28,529,955
Beginning of period	48,514,496	19,984,541

End of period (including accumulated net investment income of $856,121 and $593,267, respectively)	$33,112,979	$48,514,496

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(16,333,023)
Adjustments to reconcile net decrease in net assets from operations to net cash flow provided by operating activities:
Purchase of investment securities	(21,430,157)
Proceeds from disposition of investment securities	27,672,205
Short-term investment securities, net	7,655,801
Premium amortization	89,018
Discount accretion	(739,995)
Net realized loss on investments	5,362,334
Net change in unrealized depreciation on investments	14,082,171
Decrease in interest receivable	253,584
Decrease in receivable for securities sold	3,845,918
Increase in other assets	(1,026)
Decrease in payable for securities purchased	(3,635,954)
Decrease in payable for accrued expenses	(7,251)

Net cash provided by operating activities	16,813,625

Cash Flows from Financing Activities
Proceeds from bank borrowings	28,100,000
Payments on bank borrowings	(40,400,000)
Payments from short-term floating rate notes issued	(5,500,000)
Proceeds from shares sold	13,825,127
Payments on shares redeemed	(10,731,328)
Cash distributions paid	(2,047,123)

Net cash used in financing activities	(16,753,324)
Net increase in cash	60,301
Cash, beginning balance	197,838

Cash, ending balance	$258,139

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $787,934.
Cash paid for interest on bank borrowings—$256,750.
Cash paid for interest on short-term floating rate notes issued—$95,730.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.20	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.77	.83	.65
Net realized and unrealized gain (loss)	(4.79)	(2.39)	.64

Total from investment operations	(4.02)	(1.56)	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.71)	(.67)	(.46)
Net asset value, end of period	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	(33.84)%	(11.14)%	9.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,122	$40,660	$17,170
Average net assets (in thousands)	$33,158	$33,865	$11,550
Ratios to average net assets:[4]
Net investment income	7.92%	6.12%	5.82%
Expenses excluding interest and fees on short-term floating rate notes issued	1.74%	1.99%	2.63%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.68%	0.34%

Total expenses	1.98%	2.67%	2.97%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.04%	1.48%	1.14%
Portfolio turnover rate	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Class B Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.20	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.70	.72	.51
Net realized and unrealized gain (loss)	(4.80)	(2.38)	.69

Total from investment operations	(4.10)	(1.66)	1.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.57)	(.37)
Net asset value, end of period	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	(34.35)%	(11.82)%	9.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$682	$918	$506
Average net assets (in thousands)	$839	$801	$196
Ratios to average net assets:[4]
Net investment income	7.18%	5.34%	4.55%
Expenses excluding interest and fees on short-term floating rate notes issued	3.05%	3.26%	4.43%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.68%	0.34%

Total expenses	3.29%	3.94%	4.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.79%	2.23%	1.89%
Portfolio turnover rate	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.19	$14.42	$13.60
Income (loss) from investment operations:
Net investment income[2]	.70	.72	.52
Net realized and unrealized gain (loss)	(4.80)	(2.38)	.67

Total from investment operations	(4.10)	(1.66)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.57)	(.37)
Net asset value, end of period	$7.46	$12.19	$14.42

Total Return, at Net Asset Value[3]	(34.38)%	(11.83)%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,309	$6,936	$2,309
Average net assets (in thousands)	$5,962	$5,750	$845
Ratios to average net assets:[4]
Net investment income	7.15%	5.33%	4.63%
Expenses excluding interest and fees on short-term floating rate notes issued	2.87%	3.03%	3.76%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.68%	0.34%

Total expenses	3.11%	3.71%	4.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.79%	2.23%	1.89%
Portfolio turnover rate	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Michigan Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Michigan state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$974,360
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities And
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	For Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$922,129	$—	$6,455,653	$20,257,237

1.	As of March 31, 2009, the Fund had $5,422,878 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2015	$184
2016	1,046,240
2017	4,376,454

Total	$5,422,878

2.	As of March 31, 2009, the Fund had $1,032,775 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase to	Accumulated Net
Accumulated Net	Realized Loss on
Investment Income	Investments

$3,183	$3,183
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$2,843,515	$1,978,877
Ordinary income	8,296	1,588

Total	$2,851,811	$1,980,465

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$55,469,224

Gross unrealized appreciation	$276,384
Gross unrealized depreciation	(20,533,621)

Net unrealized depreciation	$(20,257,237)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$517
Payments Made to Retired Trustees	156
Accumulated Liability as of March 31, 2009	1,611
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	1,040,629	$9,815,878	2,616,529	$35,776,419
Dividends and/or distributions reinvested	57,415	527,247	30,133	407,210
Redeemed	(798,896)	(7,940,369)	(504,769)	(6,729,076)

Net increase	299,148	$2,402,756	2,141,893	$29,454,553

Class B
Sold	25,522	$266,758	45,047	$622,643
Dividends and/or distributions reinvested	3,656	33,212	1,712	23,095
Redeemed	(13,155)	(121,571)	(6,552)	(86,828)

Net increase	16,023	$178,399	40,207	$558,910

Class C
Sold	405,757	$3,615,480	531,150	$7,344,236
Dividends and/or distributions reinvested	24,851	227,475	11,479	154,345
Redeemed	(288,010)	(2,640,793)	(133,820)	(1,790,767)

Net increase	142,598	$1,202,162	408,809	$5,707,814

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$21,430,157	$27,672,205
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $13,924 to OFS for services to the Fund.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $35,239 and $94,279, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$25,525	$7,178	$2,231	$4,831
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees And Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $310,597, $12,561 and $78,392 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.85% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$7,882,192
Average Daily Interest Rate	2.630%
Fees Paid	$115,557
Interest Paid	$256,750
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
 OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Minnesota Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 20, 2009
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—109.6%
Minnesota—109.6%
$50,000	Alexandria, MN Health Care Facilities (Board of Social Ministry)[1]	6.000%		07/01/2032	$45,363
25,000	Apple Valley, MN EDA (Evercare Senior Living)[1]	6.000		12/01/2025	18,150
25,000	Austin, MN GO1	5.000		10/01/2018	25,001
430,000	Baytown, MN Township (St. Croix Preparatory Academy)[1]	7.000		08/01/2038	335,680
900,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		03/01/2019	982,611
1,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		09/01/2019	1,090,820
2,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		04/01/2030	2,121,280
10,000	Bemidji, MN Health Care Facilities (North Country Health Services)[1]	5.000		09/01/2031	8,387
70,000	Brainerd, MN Health Care Facilities (Benedictine Health System)[1]	6.000		02/15/2020	70,021
20,000	Brooklyn Park, MN Economic Devel. Authority (Brooks Landing Apartments)[1]	5.600		07/01/2024	20,132
100,000	Burnsville, MN Multifamily (Coventry Court)[1]	5.950		09/20/2029	101,461
1,000,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)[1]	5.500		03/01/2037	681,920
135,000	Cloguet, MN Pollution Control (Potlach Corp.)[1]	5.900		10/01/2026	89,073
1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375		02/15/2032	565,060
200,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)[1]	5.700		07/01/2042	127,076
5,000	Coon Rapids, MN Hsg. (Pine Point Apartments)[1]	6.125		05/01/2032	5,002
400,000	Cottage Grove, MN Senior Hsg.[1]	6.000		12/01/2046	267,412
200,000	Cuyuna Range, MN Hospital District Health Facilities[1]	5.000		06/01/2029	132,212
200,000	Dakota County, MN Community Devel. Agency (Regent Burnsville)[1]	6.000		07/01/2045	171,542
5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)[1]	5.000	[2]	07/01/2015	4,436
750,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)[1]	5.875		11/01/2033	503,280
25,000	Eden Prairie, MN Multifamily Hsg. (Edendale Apartments)[1]	5.600		12/01/2032	25,027
250,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)[1]	5.200		10/01/2027	166,103
300,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000		11/01/2037	203,712
370,000	Golden Valley, MN (CRC/CAH/BCH/ECH Obligated Group)[1]	5.500		12/01/2029	282,832
130,000	Grand Rapids, MN Hsg. and Redevel. Authority (Lakeshore)[1]	5.700		10/01/2029	87,004
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$35,000	Harmony, MN Multifamily (Zedakah Foundation)[1]	5.950%	09/01/2020	$27,123
50,000	Hastings, MN Health Care Facility (Regina Medical Center)[1]	5.300	09/15/2028	36,576
90,000	Hayfield, MN GO1	5.000	02/01/2018	90,118
350,000	Hopkins, MN Hsg. and Redevel. Authority (Excelsior Crossings)[1]	5.050	02/01/2030	246,491
110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	52,059
180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.650	12/01/2022	86,839
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	57,230
10,000	Kilkenny, MN Water Authority[1]	5.900	12/01/2009	10,077
500,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[1]	5.700	09/01/2036	319,855
500,000	Lamberton, MN Solid Waste (Highwater Ethanol)[1]	8.500	12/01/2022	398,800
20,000	Litchfield, MN EDA (Hsg. Devel.)[1]	5.400	02/01/2012	20,065
20,000	Maplewood, MN Multifamily Hsg. (Hazel Ridge)[1]	5.700	12/01/2032	20,003
670,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2037	488,470
227,476	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	208,675
1,336,026	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	1,289,292
50,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	6.250	11/01/2030	51,235
120,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.250	01/01/2022	116,623
25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission, Series A1	5.000	01/01/2028	24,316
75,000	Minneapolis, MN (Carechoice Member)[1]	5.875	04/01/2024	55,723
25,000	Minneapolis, MN (Sports Arena)[1]	5.400	07/01/2030	23,698
500,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)[1]	5.200	10/20/2048	464,630
10,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500	06/01/2018	9,787
115,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	115,657
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500	04/01/2042	123,494
20,000	Minneapolis, MN Multifamily Hsg. (East Village Hsg. Corp.)[1]	5.750	10/20/2042	20,107
35,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.100	12/20/2018	35,016
190,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.200	12/20/2030	182,577
15,000	Minneapolis, MN Sports Arena[1]	5.100	10/01/2013	15,045
250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	193,380
600,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.200	02/01/2022	438,090
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$1,750,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.350%	02/01/2030	$1,103,078
500,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.500	02/01/2022	352,365
250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	160,940
635,000	Minneapolis, MN Tax Increment (Unocal Site)[1]	5.400	02/01/2031	398,405
5,000	Minneota, MN Hsg. Facilities (Madison Ave. Apartments)[1]	5.750	04/01/2019	4,378
40,000	Minnetonka, MN Multifamily Hsg. (Cedar Hills East/ Cedar Hills West)[1]	5.900	10/20/2019	40,884
200,000	MN Agricultural & Economic Devel. Board[1]	7.250	08/01/2020	187,936
5,000	MN Agricultural & Economic Devel. Board (Benedictine Health System)[1]	5.000	02/15/2023	5,231
155,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2022	157,522
90,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2029	89,889
15,000	MN HEFA (Gustavus Adolphus College)[1]	5.250	10/01/2009	15,050
45,000	MN HEFA (University of St. Thomas)[1]	5.250	10/01/2034	39,767
60,000	MN HFA (Rental Hsg.)[1]	5.200	08/01/2029	55,527
135,000	MN HFA (Rental Hsg.)[1]	5.875	08/01/2028	135,039
10,000	MN HFA (Rental Hsg.)[1]	6.000	02/01/2022	10,007
25,000	MN HFA (Rental Hsg.)[1]	6.125	08/01/2021	25,088
15,000	MN HFA (Rental Hsg.)[1]	6.150	08/01/2025	15,027
250,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2031	226,668
25,000	MN HFA (Residential Hsg.)[1]	5.350	07/01/2033	23,236
25,000	MN HFA (Single Family Mtg.)[1]	5.150	07/01/2019	24,432
10,000	MN HFA (Single Family Mtg.)[1]	5.200	07/01/2013	10,142
10,000	MN HFA (Single Family Mtg.)[1]	5.550	07/01/2013	10,105
20,000	MN HFA (Single Family Mtg.)[1]	5.600	07/01/2022	19,764
20,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	19,918
5,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	4,979
5,000	MN HFA (Single Family Mtg.)[1]	5.750	01/01/2026	5,001
10,000	MN HFA (Single Family Mtg.)[1]	5.850	07/01/2019	10,225
15,000	MN HFA (Single Family Mtg.)[1]	5.875	01/01/2017	15,022
675,000	MN HFA (Single Family Mtg.)[1]	5.900	07/01/2025	675,257
10,000	MN HFA (Single Family Mtg.)[1]	5.950	01/01/2017	10,015
10,000	MN HFA (Single Family Mtg.)[1]	6.100	07/01/2030	10,091
180,000	MN HFA (Single Family Mtg.)[1]	6.250	07/01/2026	180,081
15,000	MN Public Facilities Authority Water Pollution[1]	5.000	03/01/2015	15,041
780,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.000	04/01/2017	625,201
1,410,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.200	04/01/2027	973,535
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$200,000	Moorhead, MN EDA (Eventide)[1]	5.150%	06/01/2029	$127,510
20,000	Moorhead, MN Public Utility[1]	5.100	11/01/2017	20,054
55,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.875	03/01/2029	38,166
500,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)[1]	6.000	10/01/2033	370,255
1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)[1]	6.500	10/01/2047	834,691
40,000	Northfield, MN Senior Hsg. (Northfield Manor)[1]	6.000	07/01/2033	27,579
110,000	Olmstead County, MN Health Care Facilities (Olmsted Medical Group)[1]	5.450	07/01/2013	105,115
300,000	Otter Tail County, MN GO1	7.500	11/01/2019	213,498
100,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)[1]	5.600	08/01/2036	63,893
100,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	66,412
100,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center Obligated Group)[1]	6.125	06/01/2024	100,029
80,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center Obligated Group)[1]	6.250	06/01/2016	80,312
125,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)[1]	5.750	08/01/2041	84,959
20,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)[1]	5.625	07/01/2016	20,366
1,000,000	Redwood Falls, MN (Redwood Area Hospital)[1]	5.125	12/01/2036	608,030
200,000	Sartell, MN Health Care & Hsg. Facilities (The Foundation for Health Care Continuums)[1]	6.625	09/01/2029	159,432
25,000	Slayton, MN Tax Increment, Series B1	5.350	02/01/2013	25,051
25,000	South Washington County, MN Independent School District No. 833 COP[1]	5.250	12/01/2014	24,103
1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	539,240
750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	444,668
5,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	4,915
40,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	39,324
15,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2020	13,567
10,000	St. Paul, MN GO1	5.000	12/01/2018	10,028
890,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./HSJH/BLMC/DRH/HESJH Obligated Group)[1]	5.700	11/01/2015	798,704
400,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	290,872
50,000	St. Paul, MN Hsg. & Redevel. Authority (District Cooling St. Paul)[1]	5.350	03/01/2018	50,201
| OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250%	03/01/2029	$198,792
1,305,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2025	1,035,322
215,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2035	150,590
150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	102,297
1,275,000	St. Paul, MN Hsg. & Redevel. Authority (Rossy & Richard Shaller)[1]	5.250	10/01/2042	765,510
750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)[1]	5.500	09/20/2044	735,083
50,000	St. Paul, MN Hsg. & Redevel. Authority (U.S. Bank Operations Center)[1]	6.750	02/01/2028	35,741
716,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	521,549
5,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.200	05/15/2013	4,982
25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.250	05/15/2018	23,453
35,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.300	05/15/2028	28,527
100,000	St. Paul, MN Independent School District No. 625 COP[1]	6.375	02/01/2013	100,423
2,465,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	1,556,450
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)[1]	5.000	08/01/2036	741,606
200,000	Stillwater, MN Multifamily (Orleans Homes)[1]	5.500	02/01/2042	127,014
10,000	University of Minnesota[1]	6.200	09/01/2012	10,080
25,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375	10/01/2030	19,922
115,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.375	11/15/2018	94,026
15,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.375	11/15/2018	12,230
130,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.500	11/15/2027	94,639

				30,525,704

U.S. Possessions—0.0%
5,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	4,149

Total Investments, at Value (Cost $37,485,295)—109.6%				30,529,853
Liabilities in Excess of Other Assets—(9.6)				(2,685,018)

Net Assets—100.0%				$27,844,835

 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	30,529,853	—
Level 3—Significant Unobservable Inputs	—	—

Total	$30,529,853	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCH	Bethany Covenant Home
BLMC	Bethesda Lutheran Medical Center
CAH	Colonial Acres Home
COP	Certificates of Participation
CRC	Covenant Retirement Communities
DRH	D.R. Hospital
ECH	Ebenezer Covenant Home
EDA	Economic Devel. Authority
GO	General Obligation
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency/Authority
HSJH	HealthEast St. Joseph’s Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $37,485,295)—see accompanying statement of investments	$30,529,853
Cash	376,407
Receivables and other assets:
Interest	632,853
Investments sold	176,056
Shares of beneficial interest sold	38,235
Due from Manager	100
Other	4,483

Total assets	31,757,987

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	3,800,000
Dividends	38,299
Shareholder communications	11,340
Distribution and service plan fees	8,523
Interest expense on borrowings	2,987
Trustees’ compensation	1,133
Transfer and shareholder servicing agent fees	1,087
Other	49,783

Total liabilities	3,913,152

Net Assets	$27,844,835

Composition of Net Assets
Par value of shares of beneficial interest	$2,877
Additional paid-in capital	36,487,564
Accumulated net investment income	413,758
Accumulated net realized loss on investments	(2,103,922)
Net unrealized depreciation on investments	(6,955,442)

Net Assets	$27,844,835

 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $25,180,752 and 2,601,177 shares of beneficial interest outstanding)	$9.68
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.16

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $635,411 and 65,696 shares of beneficial interest outstanding)	$9.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,028,672 and 209,765 shares of beneficial interest outstanding)	$9.67
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income
Interest	$2,048,640

Expenses
Management fees	149,793
Distribution and service plan fees:
Class A	29,544
Class B	6,159
Class C	22,127
Transfer and shareholder servicing agent fees:
Class A	8,005
Class B	717
Class C	1,939
Shareholder communications:
Class A	26,002
Class B	1,303
Class C	6,676
Interest expense on borrowings	108,255
Borrowing fees	85,876
Legal, auditing and other professional fees	49,491
Trustees’ compensation	839
Custodian fees and expenses	513
Other	7,862

Total expenses	505,101
Less reduction to custodian expenses	(43)
Less waivers and reimbursements of expenses	(265,285)

Net expenses	239,773

Net Investment Income	1,808,867

Realized and Unrealized Loss
Net realized loss on investments	(1,935,614)
Net change in unrealized depreciation on investments	(5,027,958)

Net Decrease in Net Assets Resulting from Operations	$(5,154,705)

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2009	2008
Operations
Net investment income	$1,808,867	$970,172
Net realized loss	(1,935,614)	(167,715)
Net change in unrealized depreciation	(5,027,958)	(1,966,037)

Net decrease in net assets resulting from operations	(5,154,705)	(1,163,580)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,453,595)	(751,540)
Class B	(32,308)	(15,078)
Class C	(113,894)	(44,614)

	(1,599,797)	(811,232)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	8,306,214	16,884,636
Class B	252,606	374,259
Class C	322,254	2,222,928

	8,881,074	19,481,823

Net Assets
Total increase	2,126,572	17,507,011
Beginning of period	25,718,263	8,211,252

End of period (including accumulated net investment income of $413,758 and $204,688, respectively)	$27,844,835	$25,718,263

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,154,705)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(15,967,272)
Proceeds from disposition of investment securities	5,162,243
Short-term investment securities, net	1,983,786
Premium amortization	104,454
Discount accretion	(49,431)
Net realized loss on investments	1,935,614
Net change in unrealized depreciation on investments	5,027,958
Increase in interest receivable	(239,344)
Increase in receivable for securities sold	(133,316)
Increase in other assets	(3,695)
Decrease in payable for securities purchased	(1,521,319)
Increase in payable for accrued expenses	37,904

Net cash used in operating activities	(8,817,123)

Cash Flows from Financing Activities
Proceeds from bank borrowings	16,500,000
Payments on bank borrowings	(14,800,000)
Proceeds from shares sold	11,135,524
Payments on shares redeemed	(2,866,605)
Cash distributions paid	(891,626)

Net cash provided by financing activities	9,077,293
Net increase in cash	260,170
Cash, beginning balance	116,237

Cash, ending balance	$376,407

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $692,987.
Cash paid for interest on bank borrowings—$108,016.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.38	$13.79	$13.60
Income (loss) from investment operations:
Net investment income[2]	.73	.74	.30
Net realized and unrealized gain (loss)	(2.78)	(1.53)	.09

Total from investment operations	(2.05)	(.79)	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.62)	(.20)
Net asset value, end of period	$9.68	$12.38	$13.79

Total Return, at Net Asset Value[3]	(16.92)%	(5.89)%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,181	$22,915	$7,832
Average net assets (in thousands)	$24,459	$15,737	$6,330
Ratios to average net assets:[4]
Net investment income	6.71%	5.70%	5.53%
Total expenses	1.74%	2.21%	3.44%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%
Portfolio turnover rate	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class B Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.37	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.65	.64	.26
Net realized and unrealized gain (loss)	(2.79)	(1.53)	.08

Total from investment operations	(2.14)	(.89)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.52)	(.16)
Net asset value, end of period	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	(17.57)%	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$635	$547	$215
Average net assets (in thousands)	$622	$373	$95
Ratios to average net assets:[4]
Net investment income	5.96%	4.95%	4.75%
Total expenses	2.80%	3.32%	8.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.55%
Portfolio turnover rate	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.37	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.65	.63	.26
Net realized and unrealized gain (loss)	(2.79)	(1.53)	.08

Total from investment operations	(2.14)	(.90)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.51)	(.16)
Net asset value, end of period	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	(17.57)%	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,029	$2,256	$164
Average net assets (in thousands)	$2,217	$1,119	$77
Ratios to average net assets:[4]
Net investment income	5.88%	4.87%	4.75%
Total expenses	2.84%	3.18%	9.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.55%
Portfolio turnover rate	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Minnesota state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$453,012	$—	$2,103,922	$6,955,442

1.	As of March 31, 2009, the Fund had $282,236 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$91,561
2017	190,675

Total	$282,236

2.	As of March 31, 2009, the Fund had $1,821,686 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$1,598,807	$810,725
Ordinary Income	990	507

Total	$1,599,797	$811,232

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$37,485,295

Gross unrealized appreciation	$185,074
Gross unrealized depreciation	(7,140,516)

Net unrealized depreciation	$(6,955,442)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$261
Payments Made to Retired Trustees	69
Accumulated Liability as of March 31, 2009	733
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	889,612	$9,765,268	1,389,631	$18,230,315
Dividends and/or distributions reinvested	56,918	598,089	16,712	215,755
Redeemed	(196,012)	(2,057,143)	(123,431)	(1,561,434)

Net increase	750,518	$8,306,214	1,282,912	$16,884,636

Class B
Sold	31,466	$350,310	27,902	$365,701
Dividends and/or distributions reinvested	2,255	23,701	728	9,369
Redeemed	(12,228)	(121,405)	(62)	(811)

Net increase	21,493	$252,606	28,568	$374,259

Class C
Sold	86,402	$927,114	188,678	$2,469,227
Dividends and/or distributions reinvested	6,682	71,197	2,360	30,335
Redeemed	(65,673)	(676,057)	(20,598)	(276,634)

Net increase	27,411	$322,254	170,440	$2,222,928

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$15,967,272	$5,162,243
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $10,186 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $19,022 and $25,983, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$22,702	$—	$584	$1,163
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $229,000, $7,756 and $28,529 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.71% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$4,136,712
Average Daily Interest Rate	2.630%
Fees Paid	$78,724
Interest Paid	$108,016
6. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
7. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
 OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 20, 2009
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—111.6%
North Carolina—45.8%
$1,400,000	Albermarle, NC Hospital Authority[1]	5.250%	10/01/2038	$972,804
140,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.750	11/20/2029	139,486
10,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.800	11/20/2039	9,453
1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)[1]	7.250	08/01/2034	771,670
10,000	Buncombe County, NC Center for Mental Retardation (Blue Ridge Area Foundation)[1]	7.750	11/01/2017	9,088
645,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600	07/01/2027	349,745
2,575,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	1,766,064
1,000,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2017	1,011,870
285,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.800	12/01/2016	228,644
60,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850	12/01/2020	43,148
2,220,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	2,191,140
900,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125	03/20/2049	825,372
110,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	61,449
90,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	59,433
2,400,000	Haywood County, NC IF&PCFA (International Paper Company)[1]	4.450	03/01/2024	1,432,224
15,000	Madison, NC Center For Mental Retardation (Blue Ridge Area Foundation)[1]	7.750	11/01/2017	14,213
30,000	Mecklenburg County, NC IF&PCFA (Fluor Corp.)[1]	5.250	12/01/2009	30,091
585,000	Monroe, NC COP[1]	5.500	03/01/2039	584,971
5,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.125	10/01/2041	5,017
1,455,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,297,438
1,500,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,375,965
75,000	NC Centennial Authority Hotel Tax (Arena)[1]	5.125	09/01/2019	75,319
10,000	NC Eastern Municipal Power Agency[1]	5.125	01/01/2012	10,012
50,000	NC Eastern Municipal Power Agency[1]	5.125	01/01/2026	43,946
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$1,145,000	NC Eastern Municipal Power Agency[1]	5.750%	01/01/2026	$1,079,712
25,000	NC Eastern Municipal Power Agency[1]	6.500	01/01/2018	27,305
195,000	NC Eastern Municipal Power Agency, Series A1	5.750	01/01/2026	183,881
295,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	295,909
5,000	NC Educational Facilities Finance Agency (Davidson College)[1]	5.100	12/01/2012	5,014
60,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	55,325
90,000	NC HFA[1]	5.625	07/01/2030	87,760
245,000	NC HFA[1]	5.750	03/01/2017	249,599
30,000	NC HFA[1]	6.000	01/01/2016	30,103
225,000	NC HFA[1]	6.000	07/01/2016	225,761
400,000	NC HFA (Home Ownership)[1]	4.800	01/01/2039	338,612
495,000	NC HFA (Home Ownership)[1]	4.850	07/01/2038	421,725
15,000	NC HFA (Home Ownership)[1]	4.950	01/01/2032	13,330
25,000	NC HFA (Home Ownership)[1]	5.000	01/01/2025	23,718
20,000	NC HFA (Home Ownership)[1]	5.100	07/01/2017	20,052
60,000	NC HFA (Home Ownership)[1]	5.150	01/01/2019	60,006
10,000	NC HFA (Home Ownership)[1]	5.200	01/01/2020	10,002
80,000	NC HFA (Home Ownership)[1]	5.200	07/01/2026	76,227
15,000	NC HFA (Home Ownership)[1]	5.250	07/01/2011	15,061
100,000	NC HFA (Home Ownership)[1]	5.250	07/01/2026	96,045
20,000	NC HFA (Home Ownership)[1]	5.250	07/01/2034	19,965
5,000	NC HFA (Home Ownership)[1]	5.375	01/01/2029	4,752
20,000	NC HFA (Home Ownership)[1]	5.400	07/01/2032	18,838
5,000	NC HFA (Home Ownership)[1]	5.950	01/01/2027	5,085
10,000	NC HFA (Multifamily Mtg.)[1]	6.700	01/01/2027	10,009
20,000	NC HFA (Multifamily)[1]	5.950	07/01/2021	20,014
10,000	NC HFA (Single Family)[1]	5.350	09/01/2028	9,580
5,000	NC HFA (Single Family)[1]	5.600	09/01/2019	5,066
30,000	NC HFA (Single Family)[1]	5.700	09/01/2026	29,370
40,000	NC HFA (Single Family)[1]	5.850	09/01/2028	39,996
30,000	NC HFA (Single Family)[1]	5.950	09/01/2017	30,043
15,000	NC HFA (Single Family)[1]	6.125	03/01/2018	15,139
10,000	NC HFA (Single Family)[1]	6.150	03/01/2017	10,011
35,000	NC HFA (Single Family)[1]	6.200	03/01/2018	35,042
20,000	NC HFA (Single Family)[1]	6.250	03/01/2017	20,034
140,000	NC HFA (Single Family)[1]	6.250	09/01/2027	140,787
10,000	NC HFA (Single Family)[1]	6.450	09/01/2027	10,005
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$280,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800%	10/01/2034	$210,151
30,000	NC Medical Care Commission (Baptist Retirement)[1]	6.300	10/01/2021	23,791
5,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	4,865
50,000	NC Medical Care Commission (Catholic Health East)[1]	5.000	11/15/2028	40,768
15,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	11,558
250,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	196,330
25,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	17,695
270,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	186,899
10,000	NC Medical Care Commission (Grace Healthcare System)[1]	5.250	10/01/2016	9,960
200,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2018	151,036
55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	35,505
150,000	NC Medical Care Commission (Maria Parham Medical Center)[1]	5.500	10/01/2014	134,220
180,000	NC Medical Care Commission (Moravian Home)[1]	5.100	10/01/2030	111,393
1,000,000	NC Medical Care Commission (Pennybyrn at Maryfield)[1]	6.125	10/01/2035	637,550
10,000	NC Medical Care Commission (Scotland Health Memorial Hospital)[1]	5.375	10/01/2011	10,006
25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	6.250	06/01/2029	23,909
195,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	171,048
25,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	23,720
10,000	NC Medical Care Commission (STHS/STMH/STM/HCC)[1]	6.375	10/01/2029	8,345
20,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	20,001
45,000	NC Medical Care Commission (Village at Brookwood)[1]	6.375	01/01/2022	35,014
865,000	NC Medical Care Commission (Wake County Hospital System)[1]	5.375	10/01/2026	725,199
135,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	5.375	01/01/2020	107,501
35,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	6.250	01/01/2027	25,838
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$1,000,000	NC Medical Care Commission Health Facilities (Wakemed)[1]	5.625%	10/01/2038	$1,004,450
20,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2013	20,045
130,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2024	127,927
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	311,645
5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	3,210
40,000	NC Medical Care Commission Retirement Facilities (Givens Estates)[1]	4.375	07/01/2009	39,933
750,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	541,335
25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)[1]	5.100	09/01/2013	23,178
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2035	3,424
1,850,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250	01/01/2032	1,064,250
85,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450	11/01/2029	56,551
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	399,795
100,000	Raleigh Durham, NC Airport Authority[1]	5.000	05/01/2037	82,634
40,000	Raleigh, NC GO1	5.500	06/01/2009	40,254

				23,688,378
U.S. Possessions—65.8%
30,000	Guam GO1	5.375	11/15/2013	27,893
250,000	Guam Government Waterworks Authority and Wastewater System[1]	5.875	07/01/2035	197,955
40,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	39,600
35,000	Guam Power Authority, Series A1	5.250	10/01/2013	33,271
60,000	Guam Power Authority, Series A1	5.250	10/01/2023	48,453
75,000	Guam Power Authority, Series A1	5.250	10/01/2023	57,833
235,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250	06/01/2032	156,964
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250[2]	06/01/2057	352,430
2,400,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	1,486,704
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000[3]	07/01/2024	377,330
850,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2038	724,302
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$4,300,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000%		07/01/2044	$3,557,863
1,160,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	826,175
2,250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	1,504,643
3,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,471,896
20,870,000	Puerto Rico Children’s Trust Fund (TASC)	6.460	[2]	05/15/2050	347,694
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	254,775
85,000	Puerto Rico Commonwealth Development Bank[1]	5.000		12/01/2015	79,465
100,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	79,037
20,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	15,401
70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	53,555
500,000	Puerto Rico Commonwealth GO1	5.250		01/01/2015	465,475
485,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	402,972
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	309,980
85,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2027	74,444
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	200,995
4,000,000	Puerto Rico Electric Power Authority, Series UU4	1.662	[5]	07/01/2031	1,680,000
10,000	Puerto Rico HFC[1]	5.100		12/01/2018	10,083
55,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100		12/01/2031	52,501
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	20,706
3,200,000	Puerto Rico Highway & Transportation Authority, Series N4	1.491	[5]	07/01/2045	1,204,800
335,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	132,176
35,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	35,231
90,000	Puerto Rico Industrial Devel. Company, Series B1	5.375		07/01/2016	87,675
1,400,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	982,646
25,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	21,349
235,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	216,877
725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	563,847
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,533,587
2,150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,321,068
35,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	29,042
580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	403,158
45,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	39,815
1,000,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	775,850
1,930,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	761,655
270,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	269,390
50,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	50,060
335,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	323,630
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$30,000	Puerto Rico Public Buildings Authority[1]	5.250%		07/01/2033	$23,136
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	239,555
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	3,804
165,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	163,228
6,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	1.714	[5]	08/01/2057	3,453,125
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[2]	08/01/2056	313,600
200,000	University of Puerto Rico[1]	5.000		06/01/2025	154,368
250,000	University of Puerto Rico[1]	5.000		06/01/2026	190,583
275,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	200,981
370,000	University of V.I., Series A1	6.000		12/01/2024	285,492
30,000	University of V.I., Series A1	6.250		12/01/2029	22,104
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	37,519
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,213,500
1,300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	905,905
1,240,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	911,933
300,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	256,866
175,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	149,839
50,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	41,745
1,000,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	751,390

					33,980,924

Total Investments, at Value (Cost $79,146,256)—111.6%					57,669,302

Liabilities in Excess of Other Assets—(11.6)					(5,995,174)

Net Assets—100.0%					$51,674,128

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $6,337,925, which represents 12.27% of the Fund’s net assets. See Note 5 of accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	57,669,302	—
Level 3—Significant Unobservable Inputs	—	—

Total	$57,669,302	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
COP	Certificates of Participation
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency/Authority
HFC	Housing Finance Corp.
IF&PCFA	Industrial Facilities & Pollution Control Financing Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $79,146,256)—see accompanying statement of investments	$57,669,302

Cash	404,100

Receivables and other assets:
Interest	1,141,227
Shares of beneficial interest sold	206,228
Other	3,285

Total assets	59,424,142

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	7,300,000
Shares of beneficial interest redeemed	268,292
Dividends	80,015
Distribution and service plan fees	23,871
Shareholder communications	11,576
Interest expense on borrowings	4,064
Trustees’ compensation	2,414
Transfer and shareholder servicing agent fees	2,413
Other	57,369

Total liabilities	7,750,014

Net Assets	$51,674,128

Composition of Net Assets
Par value of shares of beneficial interest	$5,957

Additional paid-in capital	78,331,132

Accumulated net investment income	312,828

Accumulated net realized loss on investments	(5,498,835)

Net unrealized depreciation on investments	(21,476,954)

Net Assets	$51,674,128

     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $40,511,576 and 4,670,099 shares of beneficial interest outstanding)	$8.67
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.10

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $954,335 and 110,037 shares of beneficial interest outstanding)	$8.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,208,217 and 1,176,944 shares of beneficial interest outstanding)	$8.67
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income

Interest	$4,140,762

Expenses

Management fees	294,526

Distribution and service plan fees:
Class A	74,324
Class B	7,985
Class C	99,148

Transfer and shareholder servicing agent fees:
Class A	11,896
Class B	1,029
Class C	7,844

Shareholder communications:
Class A	18,354
Class B	258
Class C	18,063

Interest expense on borrowings	191,405

Borrowing fees	128,401

Interest expense and fees on short-term floating rate notes issued (See Note 1)	111,279

Legal, auditing and other professional fees	69,577

Custodian fees and expenses	2,163

Trustees’ compensation	1,833

Other	12,266

Total expenses	1,050,351
Less reduction to custodian expenses	(72)
Less waivers and reimbursements of expenses	(429,200)

Net expenses	621,079

Net Investment Income	3,519,683

Realized and Unrealized Loss

Net realized loss on investments	(3,838,001)

Net change in unrealized depreciation on investments	(14,889,012)

Net Decrease in Net Assets Resulting from Operations	$(15,207,330)

See accompanying Notes to Financial Statements.
      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2009	2008

Operations

Net investment income	$3,519,683	$2,078,196

Net realized loss	(3,838,001)	(1,776,273)

Net change in unrealized depreciation	(14,889,012)	(6,635,309)

Net decrease in net assets resulting from operations	(15,207,330)	(6,333,386)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(2,696,897)	(1,592,505)
Class B	(45,253)	(14,274)
Class C	(554,432)	(288,736)

	(3,296,582)	(1,895,515)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	11,580,002	39,627,728
Class B	508,165	745,953
Class C	4,320,122	5,456,372

	16,408,289	45,830,053

Net Assets

Total increase (decrease)	(2,095,623)	37,601,152

Beginning of period	53,769,751	16,168,599

End of period (including accumulated net investment income of $312,828 and $206,467, respectively)	$51,674,128	$53,769,751

See accompanying Notes to Financial Statements.
      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(15,207,330)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(23,637,015)
Proceeds from disposition of investment securities	13,504,391
Short-term investment securities, net	324,743
Premium amortization	150,967
Discount accretion	(442,424)
Net realized loss on investments	3,838,001
Net change in unrealized depreciation on investments	14,889,012
Increase in interest receivable	(154,935)
Decrease in receivable for securities sold	5,247,072
Increase in other assets	(1,800)
Decrease in payable for securities purchased	(6,506,686)
Increase in payable for accrued expenses	24,874

Net cash used in operating activities	(7,971,130)

Cash Flows from Financing Activities

Proceeds from bank borrowings	36,900,000
Payments on bank borrowings	(37,300,000)
Payments from short-term floating rate notes issued	(4,985,000)
Proceeds from shares sold	30,572,343
Payments on shares redeemed	(14,910,513)
Cash distributions paid	(2,047,093)

Net cash provided by financing activities	8,229,737

Net increase in cash	258,607

Cash, beginning balance	145,493

Cash, ending balance	$404,100

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,218,275.
Cash paid for interest on bank borrowings—$205,336.
Cash paid for interest on short-term floating rate notes issued—$111,279.
See accompanying Notes to Financial Statements.
      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31,	2009	2008	2007[1]

Class A
Per Share Operating Data
Net asset value, beginning of period	$12.34	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.70	.70	.31
Net realized and unrealized gain (loss)	(3.71)	(2.36)	.19

Total from investment operations	(3.01)	(1.66)	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.64)	(.26)

Net asset value, end of period	$8.67	$12.34	$14.64

Total Return, at Net Asset Value[3]	(25.00)%	(11.70)%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,512	$43,726	$10,883

Average net assets (in thousands)	$42,919	$33,933	$7,927

Ratios to average net assets:[4]
Net investment income	6.70%	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	1.55%	1.64%	2.09%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%

Total expenses	1.76%	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.01%	1.28%	0.95%

Portfolio turnover rate	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31,	2009	2008	2007[1]

Class B
Per Share Operating Data
Net asset value, beginning of period	$12.33	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.62	.59	.25
Net realized and unrealized gain (loss)	(3.70)	(2.37)	.20

Total from investment operations	(3.08)	(1.78)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.53)	(.21)

Net asset value, end of period	$8.67	$12.33	$14.64

Total Return, at Net Asset Value[3]	(25.51)%	(12.43)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$954	$733	$62

Average net assets (in thousands)	$801	$354	$47

Ratios to average net assets:[4]
Net investment income	6.03%	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued	2.48%	2.69%	10.13%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%

Total expenses	2.69%	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.76%	2.03%	1.70%

Portfolio turnover rate	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Year Ended March 31,	2009	2008	2007[1]

Class C
Per Share Operating Data
Net asset value, beginning of period	$12.33	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.62	.60	.25
Net realized and unrealized gain (loss)	(3.70)	(2.37)	.19

Total from investment operations	(3.08)	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.53)	(.21)

Net asset value, end of period	$8.67	$12.33	$14.63

Total Return, at Net Asset Value[3]	(25.51)%	(12.37)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,208	$9,311	$5,224

Average net assets (in thousands)	$9,938	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	5.99%	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.56%	2.69%	2.95%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%

Total expenses	2.77%	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.76%	2.03%	1.70%

Portfolio turnover rate	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$394,904	$—	$4,743,948	$22,231,841

1.	As of March 31, 2009, the Fund had $3,271,442 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$186,537
2017	3,084,905

Total	$3,271,442

2.	As of March 31, 2009, the Fund had $1,472,506 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated	Accumulated Net
Net Investment	Realized Loss on
Income	Investments

$116,740	$116,740
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$3,293,911	$1,892,984
Ordinary income	2,671	2,531

Total	$3,296,582	$1,895,515

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$79,886,725

Gross unrealized appreciation	$140,723
Gross unrealized depreciation	(22,372,564)

Net unrealized depreciation	$(22,231,841)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$585
Payments Made to Retired Trustees	149
Accumulated Liability as of March 31, 2009	1,589
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,173,327	$22,079,543	3,222,345	$45,313,153
Dividends and/or distributions reinvested	94,525	941,248	27,276	369,410
Redeemed	(1,142,293)	(11,440,789)	(448,419)	(6,054,835)

Net increase	1,125,559	$11,580,002	2,801,202	$39,627,728

Class B
Sold	77,616	$772,127	58,582	$790,188
Dividends and/or distributions reinvested	3,252	31,827	573	7,669
Redeemed	(30,282)	(295,789)	(3,940)	(51,904)

Net increase	50,586	$508,165	55,215	$745,953

Class C
Sold	737,388	$7,503,953	617,958	$8,454,877
Dividends and/or distributions reinvested	24,926	245,200	10,867	149,073
Redeemed	(340,302)	(3,429,031)	(230,944)	(3,147,578)

Net increase	422,012	$4,320,122	397,881	$5,456,372

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$23,637,015	$13,504,391
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $19,478 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $24,078 and $141,390, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$31,432	$1,273	$1,914	$3,145

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $321,201, $7,431 and $100,568 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.60% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$6,904,110
Average Daily Interest Rate	2.630%
Fees Paid	$122,944
Interest Paid	$205,336
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Ohio Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 20, 2009
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes — 117.2%
Ohio — 85.8%
$40,000	Adams County, OH Valley Local School District [1]	5.250%		12/01/2021	$40,022
1,000,000	American Municipal Power-OH (Prairie State Energy Campus) [1]	5.750		02/15/2039	1,002,610
35,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged) [1]	6.050		12/15/2019	28,040
5,000	Athens County, OH Community Mental Health (Kevin Coleman Foundation/Mahoning County Chemical Obligated Group) [1]	6.000		03/01/2013	5,069
10,000	Auglaize County, OH (Lake Pleasant Central School) [1]	7.000		12/01/2011	10,049
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty) [1]	5.000		12/01/2035	71,159
2,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC) [1]	5.125		06/01/2024	1,647,973
7,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC) [1]	5.875		06/01/2047	3,736,320
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC) [1]	6.500		06/01/2047	2,944,300
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	392,288
2,980,000	Centerville, OH Health Care (Bethany Lutheran Village) [1]	5.750		11/01/2022	2,149,444
60,000	Clermont County, OH Hospital Facilities (Mercy Health System) [1]	5.625		09/01/2021	54,981
155,000	Cleveland, OH Airport (Continental Airlines) [1]	5.375		09/15/2027	79,631
275,000	Cleveland, OH Airport (Continental Airlines) [1]	5.700		12/01/2019	173,245
395,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments) [1]	7.000		06/01/2018	378,244
150,000	Cleveland-Cuyahoga County, OH Port Authority (Perrysburg) [1]	4.800		11/15/2035	93,384
150,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland) [1]	5.750		05/15/2020	127,344
360,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland) [1]	5.800		05/15/2027	274,298
5,000	Coldwater Village, OH School District [1]	5.350		12/01/2011	5,031
20,000	Columbus, OH Regional Airport Authority [1]	5.000		11/20/2035	18,452
1,250,000	Columbus-Franklin County, OH Finance Authority, Series A [1]	6.000		05/15/2035	1,054,488
85,000	Cuyahoga County, OH Health Care Facilities (Menorah Park Center for Senior Living) [1]	6.600		02/15/2018	73,603
70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim) [1]	6.700		08/15/2028	51,714
25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim) [1]	6.800		02/15/2035	17,798
45,000	Cuyahoga County, OH Hospital (Cleveland Clinic) [1]	5.125		01/01/2029	45,588
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$35,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.125%	02/15/2013	$35,005
25,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.125	02/15/2015	24,846
35,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.125	02/15/2017	33,886
105,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.250	02/15/2019	99,137
10,000	Cuyahoga County, OH Hospital (Metro Health System) [1]	5.375	02/15/2012	10,006
10,000	Cuyahoga County, OH Hospital (W.O. Walker Center) [1]	5.000	01/01/2023	8,447
5,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group) [1]	6.750	01/01/2010	5,147
1,290,0000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group) [1]	7.500	01/01/2030	1,241,973
60,000	Cuyahoga County, OH Mtg. (Osborn Apartments) [1]	5.350	05/20/2018	60,042
50,000	Cuyahoga County, OH Multifamily (Livingston Park) [1]	5.350	09/20/2027	50,023
15,000	Cuyahoga County, OH Utility System (The Medical Center Company) [1]	5.800	08/15/2009	15,041
260,000	Cuyahoga County, OH Utility System (The Medical Center Company) [1]	5.850	08/15/2010	260,450
425,000	Dayton, OH Airport (James M. Cox) [1]	5.250	12/01/2023	347,306
20,000	Dayton, OH Airport (James M. Cox) [1]	5.350	12/01/2032	15,214
75,000	Dayton, OH Special Facilities (EAFC/EWA Obligated Group) [1]	5.625	02/01/2018	75,465
100,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center) [1]	5.500	08/15/2022	90,608
265,000	Fairfield County, OH Hospital Improvement (Lancaster-Fairfield Community Hospital) [1]	5.500	06/15/2021	265,588
25,000	Finneytown, OH Local School District [1]	5.800	12/01/2024	25,071
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus) [1]	5.250	08/15/2018	7,685
15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus) [1]	5.375	08/15/2028	9,481
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus) [1]	5.375	08/15/2028	34,764
5,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services) [1]	5.400	07/01/2010	4,931
10,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services) [1]	5.500	07/01/2011	9,658
15,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services) [1]	5.500	07/01/2017	12,095
10,000	Franklin County, OH Industrial Devel. (FMC Corp.) [1]	7.125	10/01/2009	10,035
20,000	Franklin County, OH Mtg. (Briggs/Wedgewood Assoc.) [1]	5.650	11/20/2022	20,247
160,000	Franklin County, OH Mtg. (Villas at St. Therese) [1]	5.500	07/01/2021	118,389
25,000	Franklin County, OH Multifamily Hsg. (Hamilton Creek) [1]	5.550	07/01/2024	24,999
40,000	Franklin County, OH Revenue (New Lincoln Lodge) [1]	6.850	02/01/2035	41,402
     vOPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$225,000	Glenwillow Village, OH GO [1]	5.875%	12/01/2024	$227,198
192,500	Greene County, OH Economic Devel. (YMCA) [1]	6.000	12/01/2023	131,129
55,000	Greene County, OH University Hsg. (Central State University) [1]	5.100	09/01/2035	30,170
55,000	Greene County, OH University Hsg. (Central State University) [1]	5.375	09/01/2022	37,940
35,000	Greene County, OH University Hsg. (Central State University) [1]	5.625	09/01/2032	21,317
2,500,000	Grove City, OH Tax Increment Financing [1]	5.375	12/01/2031	1,463,400
49,000	Heath City, OH School District [1]	6.375	12/01/2027	44,996
5,000,000	Hickory Chase, OH Community Authority Infrastructure Improvement [1]	7.000	12/01/2038	3,598,000
1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.) [1]	5.000	12/01/2032	949,519
500,000	Lake County, OH Hospital Facilities (Lake Hospital System) [1]	6.000	08/15/2043	400,020
20,000	Lake County, OH Sewer District Improvements [1]	6.250	12/01/2014	20,058
5,000	Lakewood, OH GO [1]	5.125	12/01/2017	5,065
80,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza) [1]	6.375	07/15/2019	69,394
10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin) [1]	5.250	02/01/2021	8,831
15,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin) [1]	5.375	02/01/2012	14,999
10,000	Lorain County, OH Hospital (Catholic Healthcare Partners) [1]	5.375	10/01/2030	9,558
20,000	Lorain County, OH Hospital (Catholic Healthcare Partners) [1]	5.625	09/01/2016	20,227
15,000	Lorain County, OH Hospital (Catholic Healthcare Partners) [1]	5.625	09/01/2017	15,170
500,000	Lorain County, OH Multifamily Hsg. (Kensington Square) [3]	5.800	07/20/2050	501,250
210,000	Lorain County, OH Port Authority (Alumalloy LLC) [1]	6.000	11/15/2025	139,490
20,000	Lorain, OH GO [1]	5.650	12/01/2015	20,138
10,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group) [1]	5.375	11/15/2023	9,360
50,000	Mahoning County, OH Board of Education (Career & Technical Center) [1]	6.750	12/01/2036	50,090
80,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group) [1]	5.000	11/15/2025	50,654
480,000	Mahoning County, OH Hospital Facilities (Forum Health/Trumbull Memorial	6.000	11/15/2032	303,782
	Hospital/Beeghly Oaks)
170,000	Marblehead, OH GO (Island View Waterline) [1]	5.250	12/01/2026	160,813
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$55,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent) [1]	8.250%	12/01/2016	$55,127
25,000	Miamisburg, OH (Municipal Golf Course) [1]	5.750	12/01/2014	25,008
500,000	Montgomery County, OH (Miami Valley Hospital) [1]	6.250	11/15/2033	500,540
80,000	Montgomery County, OH Sewer (Greater Moraine-Beaver Creek) [1]	5.600	09/01/2011	81,151
120,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group) [1]	5.400	12/01/2016	116,497
135,000	Muskingum County, OH Hospital Facilities (FSCCHM) [1]	5.375	02/15/2012	135,038
325,000	New Carlisle, OH (Twin Creek) [1]	6.125	11/01/2026	322,390
30,000	North Canton, OH Health Care Facilities (Waterford at St. Luke) [1]	5.800	11/15/2028	19,763
700,000	OH Air Quality Devel. Authority (Fostoria Ethanol) [1]	8.500	02/01/2020	491,827
50,000	OH Air Quality Devel. Authority (Fostoria Ethanol) [1]	10.000	02/01/2020	35,115
450,000	OH Air Quality Devel. Authority (JMG Funding) [1]	5.625	10/01/2022	369,671
805,000	OH Air Quality Devel. Authority (JMG Funding) [1]	5.625	01/01/2023	658,514
700,000	OH Air Quality Devel. Authority (Marion Ethanol) [1]	8.500	02/01/2020	491,827
5,000	OH Capital Corp. for Hsg. (Section 8 Asst. Hsg.) [1]	6.000	07/01/2015	5,008
150,000	OH Economic Devel. (Astro Instrumentation) [1]	5.450	06/01/2022	148,227
15,000	OH Economic Devel. (Ohio Enterprise Bond Fund) [1]	5.150	12/01/2017	15,358
35,000	OH Environmental Facilities (Ford Motor Company)	5.950	09/01/2029	7,007
65,000	OH Environmental Facilities (Ford Motor Company)	6.150	06/01/2030	13,031
175,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments) [1]	6.600	08/01/2025	175,159
220,000	OH HFA [1]	5.250	09/01/2030	200,710
10,000	OH HFA (Oakleaf Village) [1]	5.700	09/01/2026	10,002
20,000	OH HFA (Wind River Apartments) [1]	5.650	05/01/2032	20,013
10,000	OH HFA, Series A-1 [1]	5.400	09/01/2029	9,963
200,000	OH Pollution Control (General Motors Corp.)	5.625	03/01/2015	24,844
850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage) 4,5,[6]	14.500	07/01/2028	—
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation) [1]	7.125	08/01/2025	71,317
2,000,000	OH RiverSouth Authority (Lazarus Building Redevel.) [1]	5.750	12/01/2027	1,420,620
50,000	OH Sewage & Solid Waste Disposal (Anheuser Busch) [1]	6.000	07/01/2035	40,616
195,000	OH Solid Waste (General Motors Corp.)	6.300	12/01/2032	23,915
600,000	OH Solid Waste Disposal (USG Corp.) [1]	5.600	08/01/2032	263,214
950,000	OH Solid Waste Disposal (USG Corp.) [1]	5.650	03/01/2033	403,760
215,000	OH Solid Waste Disposal (USG Corp.) [1]	6.050	08/01/2034	94,527
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Ohio Continued
$250,000	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)	6.350%		07/01/2027	$176,613
500,000	Orange Village, OH GO [1]	5.500		12/01/2027	459,385
390,000	Orange Village, OH GO (Chagrin) [1]	5.250		12/01/2024	363,223
120,000	Parma, OH GO [1]	5.000		12/01/2026	119,158
50,000	Pike County, OH Hospital Facilities (Pike Health Services) [1]	6.750		07/01/2017	45,331
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure) [1]	6.400		02/15/2034	158,092
10,000	Ravenna, OH GO [1]	6.300		02/01/2013	10,028
20,000	Seven Hills, OH GO [1]	6.250		12/01/2020	20,790
15,000	Sheffield, OH GO [1]	7.250		12/01/2011	15,016
5,000	Springboro, OH Special Assessment [1]	6.250		12/01/2014	5,108
25,000	Springboro, OH Special Assessment (Pioneer Blvd.) [1]	6.350		12/01/2014	25,044
940,000	Summit County, OH Port Authority [1]	6.500		05/15/2039	674,807
35,000	Toledo, OH GO [1]	6.350		12/01/2025	35,033
60,000	Toledo, OH Multifamily Hsg. (Commodore Perry) [1]	5.400		12/01/2023	60,014
95,000	Toledo, OH Multifamily Hsg. (Commodore Perry) [1]	5.450		12/01/2028	91,229
5,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments) [1]	5.250		12/01/2018	5,028
130,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments) [1]	5.300		12/01/2028	122,568
275,000	Toledo-Lucas County, OH Port Authority [1]	5.500		05/15/2020	206,847
2,680,000	Toledo-Lucas County, OH Port Authority (Crocker Park) [1]	5.375		12/01/2035	2,063,359
1,090,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	5.125		11/15/2025	781,606
50,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	5.400		05/15/2019	40,595
985,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	6.000		11/15/2027	732,712
50,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	6.375		11/15/2032	36,851
170,000	Toledo-Lucas County, OH Port Authority (Preston) [1]	4.800		11/15/2035	102,792
1,000,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons) [1]	5.400		11/01/2036	769,420
1,500,000	Tuscarawas County, OH (Union Hospital Assoc.) [1]	6.500		10/01/2021	1,477,980
1,500,000	Warren County, OH Port Authority (Corridor 75 Park) [1]	7.500		12/01/2034	1,167,075
10,000	Warren, OH Waterworks [1]	5.000		11/01/2022	9,936

					41,759,983

U.S. Possessions — 31.4%
250,000	Northern Mariana Islands Commonwealth, Series A [1]	5.000		06/01/2030	154,865
2,400,000	Puerto Rico Aqueduct & Sewer Authority [1]	6.000		07/01/2044	1,985,784
800,000	Puerto Rico Electric Power Authority, Series UU [5]	1.662	[7]	07/01/2031	336,000
25,000	Puerto Rico HFC [1]	5.100		12/01/2018	25,208
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$90,000	Puerto Rico IMEPCF (American Airlines)	6.450%		12/01/2025	$35,512
250,000	Puerto Rico Infrastructure (Mepsi Campus) [1]	5.600		10/01/2014	230,720
765,000	Puerto Rico Infrastructure (Mepsi Campus) [1]	6.250		10/01/2024	594,956
2,120,000	Puerto Rico Infrastructure (Mepsi Campus) [1]	6.500		10/01/2037	1,533,587
1,580,000	Puerto Rico ITEMECF (Ana G. Mendez University) [1]	5.375		02/01/2019	1,311,021
20,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo) [1]	6.250		07/01/2016	20,009
10,000	Puerto Rico ITEMECF (Mennonite General Hospital) [1]	6.500		07/01/2012	9,744
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals) [1]	5.750		06/01/2029	45,173
2,085,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	822,824
35,000	Puerto Rico Port Authority, Series D [1]	7.000		07/01/2014	35,042
15,000	Puerto Rico Public Buildings Authority [1]	5.125		07/01/2024	12,290
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A [5]	1.714	[7]	08/01/2057	5,843,750
15,000	University of V.I., Series A [1]	6.000		12/01/2019	12,791
2,000,000	V.I. Public Finance Authority (Hovensa Refinery) [1]	4.700		07/01/2022	1,213,500
335,000	V.I. Public Finance Authority (Hovensa Refinery) [1]	6.125		07/01/2022	246,369
500,000	V.I. Public Finance Authority, Series A [1]	5.625		10/01/2025	428,110
50,000	V.I. Water & Power Authority [1]	5.300		07/01/2021	41,934
500,000	V.I. Water & Power Authority, Series A [1]	5.000		07/01/2031	375,692

					15,314,881

Total Investments, at Value (Cost $84,490,012) — 117.2%					57,074,864
Liabilities in Excess of Other Assets — (17.2)					(8,396,632)

NET ASSETS — 100.0%					$48,678,232

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See Note 1 of accompanying Notes.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $6,179,750, which represents 12.70% of the Fund’s net assets. See Note 5 of accompanying Notes.

6.	Non-income producing security.

7.	Represents the current interest rate for a variable or increasing rate security.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1 — quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2 — inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3 — unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	57,074,864	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$57,074,864	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCC	Bethesda Company Care, Inc.
BCG	Bethesda Care Givers
BHA	Bethesda Hospital Assoc.
BHC	Bethesda Home Care
CSAHS	The Sisters of Charity of St. Augustine Health System
EAFC	Emery Air Freight Corp.
EWA	Emery Worldwide Airlines
FMC	Flagstaff Medical Center
FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry.
GO	General Obligation
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
PP	Professionals PRN, Inc.
SSNH	Sunny Slope Nursing Home
TASC	Tobacco Settlement Asset-Backed Bonds
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $84,490,012) — see accompanying statement of investments	$57,074,864

Cash	372,165

Receivables and other assets:
Interest	1,372,731
Shares of beneficial interest sold	42,763
Other	46,789

Total assets	58,909,312

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	9,500,000
Investments purchased on a when-issued basis or forward commitment	500,644
Dividends	80,991
Shares of beneficial interest redeemed	32,003
Distribution and service plan fees	24,923
Shareholder communications	12,238
Interest expense on borrowings	6,648
Transfer and shareholder servicing agent fees	3,083
Trustees’ compensation	2,997
Other	67,553

Total liabilities	10,231,080

Net Assets	$48,678,232

Composition of Net Assets
Par value of shares of beneficial interest	$6,059

Additional paid-in capital	80,688,519

Accumulated net investment income	560,470

Accumulated net realized loss on investments	(5,161,668)

Net unrealized depreciation on investments	(27,415,148)

Net Assets	$48,678,232

     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $32,743,175 and 4,073,855 shares of beneficial interest outstanding)	$8.04
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.44

Class B Shares:
Net asset value, redemption price(excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,196,196 and 273,406 shares of beneficial interest outstanding)	$8.03

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,738,861 and 1,711,405 shares of beneficial interest outstanding)	$8.03
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income
Interest	$5,066,694

Other income	12

Total investment income	5,066,706

Expenses
Management fees	338,351

Distribution and service plan fees:
Class A	84,013
Class B	24,740
Class C	166,636
Transfer and shareholder servicing agent fees:
Class A	25,657
Class B	2,338
Class C	12,847

Shareholder communications:
Class A	25,080
Class B	1,526
Class C	15,674

Interest expense on borrowings	301,740

Borrowing fees	283,837

Interest expense and fees on short-term floating rate notes issued (See Note 1)	198,933

Custodian fees and expenses	2,902

Trustees’ compensation	2,180

Other	71,164

Total expenses	1,557,618
Less reduction to custodian expenses	(120)
Less waivers and reimbursements of expenses	(721,785)

Net expenses	835,713

Net Investment Income	4,230,993

Realized and Unrealized Loss
Net realized loss on investments	(3,313,577)

Net change in unrealized depreciation on investments	(19,073,099)

Net Decrease in Net Assets Resulting from Operations	$(18,155,683)

See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,	2009	2008

Operations
Net investment income	$4,230,993	$2,759,528

Net realized loss	(3,313,577)	(1,904,894)

Net change in unrealized depreciation	(19,073,099)	(8,737,064)

Net decrease in net assets resulting from operations	(18,155,683)	(7,882,430)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,813,302)	(1,979,461)
Class B	(150,229)	(80,305)
Class C	(995,687)	(508,925)

	(3,959,218)	(2,568,691)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	513,398	32,634,045
Class B	800,068	1,751,664
Class C	3,799,672	14,622,932

	5,113,138	49,008,641

Net Assets
Total increase (decrease)	(17,001,763)	38,557,520

Beginning of period	65,679,995	27,122,475

End of period (including accumulated net investment income of $560,470 and $351,360, respectively)	$48,678,232	$65,679,995

See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(18,155,683)

Adjustments to reconcile net decrease in net assets from operations to net cash flow provided by operating activities:
Purchase of investment securities	(17,484,260)
Proceeds from disposition of investment securities	14,727,946
Short-term investment securities, net	8,320,289
Premium amortization	218,239
Discount accretion	(231,725)
Net realized loss on investments	3,313,577
Net change in unrealized depreciation on investments	19,073,099
Decrease in interest receivable	139,125
Decrease in receivable for securities sold	5,236,924
Increase in other assets	(43,040)
Decrease in payable for securities purchased	(10,227,626)
Increase in payable for accrued expenses	7,270

Net cash provided by operating activities	4,894,135

Cash Flows from Financing Activities
Proceeds from bank borrowings	46,200,000
Payments on bank borrowings	(44,400,000)
Payments from short-term floating rate notes issued	(8,355,000)
Proceeds from shares sold	30,815,709
Payments on shares redeemed	(27,258,325)
Cash distributions paid	(1,774,042)

Net cash used in financing activities	(4,771,658)

Net increase in cash	122,477

Cash, beginning balance	249,688

Cash, ending balance	$372,165

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,167,535.
Cash paid for interest on bank borrowings — $329,699.
Cash paid for interest on short-term floating rate notes issued — $198,933.
See accompanying Notes to Financial Statements.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.41	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.70	.68	.61
Net realized and unrealized gain (loss)	(3.41)	(2.21)	.61

Total from investment operations	(2.71)	(1.53)	1.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.64)	(.44)

Net asset value, end of period	$8.04	$11.41	$13.58

Total Return, at Net Asset Value[3]	(24.44)%	(11.67)%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,743	$47,326	$22,292

Average net assets (in thousands)	$42,433	$39,710	$12,528

Ratios to average net assets:[4]
Net investment income	7.06%	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued	1.92%	1.69%	2.49%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.73%	0.17%

Total expenses	2.24%	2.42%	2.66% [6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.12%	1.53%	0.97%

Portfolio turnover rate	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class B Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$11.40	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.63	.59	.52
Net realized and unrealized gain (loss)	(3.42)	(2.23)	.62

Total from investment operations	(2.79)	(1.64)	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.54)	(.36)

Net asset value, end of period	$8.03	$11.40	$13.58

Total Return, at Net Asset Value[3]	(25.04)%	(12.41)%	9.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,196	$2,316	$935

Average net assets (in thousands)	$2,481	$1,872	$419

Ratios to average net assets:[4]
Net investment income	6.52%	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued	2.86%	2.63%	3.95%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.73%	0.17%

Total expenses	3.18%	3.36%	4.12% [6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.87%	2.28%	1.72%

Portfolio turnover rate	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class C Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data

Per Share Operating Data Net asset value, beginning of period	$11.39	$13.57	$12.80

Income (loss) from investment operations:
Net investment income[2]	.63	.59	.46
Net realized and unrealized gain (loss)	(3.41)	(2.23)	.67

Total from investment operations	(2.78)	(1.64)	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.54)	(.36)

Net asset value, end of period	$8.03	$11.39	$13.57

Total Return, at Net Asset Value[3]	(24.97)%	(12.43)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,739	$16,038	$3,895

Average net assets (in thousands)	$16,693	$11,872	$784

Ratios to average net assets:[4]
Net investment income	6.41%	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	2.82%	2.54%	3.45%
Interest and fees on short-term floating rate notes issued[5]	0.32%	0.73%	0.17%

Total expenses	3.14%	3.27%	3.62% [6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.87%	2.28%	1.72%

Portfolio turnover rate	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities on a When-issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$500,644
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of zero were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based On Cost Of
Securities And
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-term	Loss	For Federal Income
Income	Gain	Carryforward [1,2,3,4]	Tax Purposes

$868,558	$—	$5,041,919	$27,534,897

1.	As of March 31, 2009, the Fund had $2,953,897 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2015	$5
2016	809,696
2017	2,144,196

Total	$2,953,897

2.	As of March 31, 2009, the Fund had $2,088,022 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction To	Reduction To
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	On Investments

$62,665	$62,665
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$3,956,990	$2,565,402
Ordinary income	2,228	3,289

Total	$3,959,218	$2,568,691

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$84,604,786

Gross unrealized appreciation	$18,038
Gross unrealized depreciation	(27,552,935)

Net unrealized depreciation	$(27,534,897)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$706
Payments Made to Retired Trustees	185
Accumulated Liability as of March 31, 2009	1,955
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,041,645	$20,170,311	3,789,553	$48,991,843
Dividends and/or distributions reinvested	162,147	1,556,254	79,568	1,006,807
Redeemed	(2,279,387)	(21,213,167)	(1,360,687)	(17,364,605)

Net increase (decrease)	(75,595)	$513,398	2,508,434	$32,634,045

Class B
Sold	171,922	$1,705,637	147,833	$1,924,580
Dividends and/or distributions reinvested	10,770	100,190	4,261	53,628
Redeemed	(112,404)	(1,005,759)	(17,836)	(226,544)

Net increase	70,288	$800,068	134,258	$1,751,664

Class C
Sold	769,606	$8,097,415	1,398,244	$18,129,322
Dividends and/or distributions reinvested	54,681	511,091	19,322	243,638
Redeemed	(520,639)	(4,808,834)	(296,908)	(3,750,028)

Net increase	303,648	$3,799,672	1,120,658	$14,622,932

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$17,484,260	$14,727,946
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $40,164 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan For Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans For Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $81,238 and $187,173, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-end	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$28,260	$—	$14,366	$7,407
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $477,207, $32,526 and $212,052 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.95% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$10,959,452
Average Daily Interest Rate	2.630%
Fees Paid	$314,017
Interest Paid	$329,699
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures About Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
     OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Virginia Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 20, 2009
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—105.0%
Virginia—67.0%
$25,000	Alexandria, VA IDA (Alexandria Hospital)[1]	5.500%	07/01/2014	$25,079
10,000	Alexandria, VA IDA Educational Facilities (Episcopal High School)[1]	5.250	01/01/2010	10,033
265,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	265,045
60,000	Alexandria, VA Redevel. & Hsg. Authority (CRS Alexandria Hsg. Corp.)[1]	6.125	10/01/2029	60,614
180,000	Alexandria, VA Redevel. & Hsg. Authority (Essex House)[1]	5.550	07/01/2028	180,324
5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	4,183
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.500	07/15/2035	148,567
25,000	Chesapeake, VA Airport Authority[1]	5.300	08/01/2019	24,573
10,000	Chesapeake, VA IDA (Chesapeake Court House)[1]	5.250	06/01/2017	10,048
500,000	Chesterfield County, VA EDA (VA Electric & Power Company)[1]	5.600	11/01/2031	394,235
750,000	Chesterfield County, VA Health Center (Lucy Corr Village)[1]	6.250	12/01/2038	482,963
25,000	Danville, VA IDA (Collegiate Hsg. Foundation)[1]	6.500	06/01/2014	24,415
70,000	Danville, VA IDA Educational Facilities (Averett University)[1]	6.000	03/15/2016	64,976
125,000	Dulles, VA Town Center CDA (Dulles Town Center)[1]	6.250	03/01/2026	89,281
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875	08/01/2027	25,012
135,000	Fairfax County, VA Redevel. & Hsg. Authority (Paul Spring Retirement Center)[1]	6.000	12/15/2028	135,502
1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.450	03/01/2036	677,454
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.800	03/01/2036	719,288
55,000	Galax, VA IDA Hospital Facilities (Twin County Regional Healthcare)[1]	5.750	09/01/2020	50,482
2,540,000	Halifax County, VA IDA (Old Dominion Electric Cooperative)[1]	5.625	06/01/2028	2,480,132
170,000	Henrico County, VA IDA (Browning-Ferris Industries)[1]	5.875	03/01/2017	155,089
50,000	Henrico County, VA IDA (Collegiate School)[1]	5.100	10/15/2029	44,753
600,000	Isle Wight County, VA IDA Environmental Improvement (International Paper Company)[1]	6.600	05/01/2024	438,204
125,000	James City County, VA IDA (Anheuser-Busch Companies)[1]	6.000	04/01/2032	107,328
10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)[1]	6.000	04/01/2032	6,575
500,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050	03/01/2027	333,915
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$60,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125%	09/01/2015	$51,443
10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	8,008
15,000	Lynchburg, VA IDA (The Summit)[1]	6.125	01/01/2021	11,650
10,000	Manassas, VA GO1	6.000	05/01/2014	10,217
100,000	New Port, VA CDA[1]	5.600	09/01/2036	50,592
35,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	25,406
300,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	176,892
10,000	Norfolk, VA GO1	5.750	06/01/2017	10,010
790,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	525,429
290,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000	12/01/2022	228,358
1,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	687,434
75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	75,031
15,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.625	04/01/2012	15,012
1,795,000	Prince William County, VA Multifamily Hsg. Pass-Through Certificates (Woodward Gables)[1]	5.600	11/01/2034	1,515,088
45,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	41,959
5,000	Richmond, VA Metropolitan Authority (Expressway)[1]	5.400	01/15/2013	5,150
20,000	Richmond, VA Redevel. & Hsg. Authority (Old Manchester)[1]	5.000	03/01/2015	20,123
25,000	Roanoke, VA IDA (Virginia Lutheran Homes)[1]	6.000	12/01/2032	16,870
80,000	Southampton County, VA IDA Medical Facilities Mtg.[1]	5.625	01/15/2022	79,992
1,100,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	799,931
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2038	684,480
15,000	Stafford County, VA COP[1]	5.000	11/01/2009	15,039
100,000	Stafford County, VA EDA Hospital Facilities (MediCorp Health System)[1]	5.250	06/15/2037	84,094
5,000	Suffolk, VA IDA (Hotel & Conference Center)[1]	5.125	10/01/2035	5,724
725,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	537,762
400,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	269,580
410,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)[1]	5.600	02/01/2033	421,041
1,200,000	VA Celebrate South CDA Special Assessment[1]	6.250	03/01/2037	756,984
250,000	VA Gateway Community Devel. Authority[1]	6.375	03/01/2030	174,078
100,000	VA H2O Community Devel. Authority[1]	5.200	09/01/2037	51,779
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	5.600	11/01/2017	50,369
25,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.000	11/01/2011	25,046
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.200	05/01/2012	50,083
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$90,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.450%		05/01/2012	$91,005
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		05/01/2013	10,103
50,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		11/01/2013	50,600
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		11/01/2009	15,040
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.950		05/01/2009	10,029
30,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	30,068
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	10,023
225,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		11/01/2017	225,243
55,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.150		05/01/2011	55,107
25,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.200		05/01/2013	25,038
75,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.750		02/01/2017	75,712
65,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	6.000		08/01/2017	66,161
35,000	VA Hsg. Devel. Authority, Series B1	5.950		05/01/2016	35,058
75,000	VA Hsg. Devel. Authority, Series D1	6.000		04/01/2024	75,651
100,000	VA Hsg. Devel. Authority, Series E1	6.375		01/01/2036	105,747
40,000	VA Hsg. Devel. Authority, Series H1	5.625		11/01/2022	40,007
140,000	VA Hsg. Devel. Authority, Series J1	6.250		05/01/2015	140,161
225,000	VA Multifamily Hsg. (The Broad Point/American International Group)[1]	5.950	[2]	11/01/2033	185,020
20,000	VA Port Authority[1]	5.000		07/01/2027	17,576
20,000	VA Resources Authority Airports, Series B1	5.125		08/01/2027	18,068
45,000	VA Resources Authority Water & Sewer (South Hill)[1]	5.200		11/01/2017	45,583
250,000	VA Small Business Financing Authority (Wellmont Health System)[1]	5.250		09/01/2037	153,410
22,000,000	VA Tobacco Settlement Authority	5.770	[3]	06/01/2047	341,220
93,000,000	VA Tobacco Settlement Authority	9.353	[3]	06/01/2047	1,666,560
45,000	Virginia Beach, VA Devel. Authority (Our Lady of Perpetual Help Health Center)[1]	6.150		07/01/2027	32,586
90,000	Virginia Beach, VA Industrial Devel. Revenue (Holiday Inn)[1]	7.250		12/01/2012	86,408
500,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250		07/01/2019	493,365
250,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	247,775
250,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	250,038
500,000	Watkins Centre, VA Community Devel. Auth.[1]	5.400		03/01/2020	388,860
1,450,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	1,194,829
35,000	York County, VA IDA (Virginia Electric & Power Company)[1]	5.500		07/01/2009	35,096

					20,655,871

 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions —37.2%
$35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750%		09/01/2031	$34,650
200,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	123,892
255,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	192,438
750,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	639,090
1,600,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,323,856
120,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	85,466
550,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	367,444
25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[3]	05/15/2050	429,828
250,000	Puerto Rico Commonwealth GO1	5.250		01/01/2015	232,738
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	200,995
2,000,000	Puerto Rico Electric Power Authority, Series UU5	1.662	[2]	07/01/2031	840,000
5,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	5,033
15,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	10,705
105,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	96,902
325,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	252,759
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	654,668
500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	307,225
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	82,976
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	173,775
500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	387,925
105,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	41,431
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	239,555
145,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	143,443
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	1.714	[2]	08/01/2057	2,656,250
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[3]	08/01/2056	156,800
300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	182,025
900,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	627,165
620,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	455,967
400,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	345,628
250,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	187,848

					11,478,477

District of Columbia—0.8%
250,000	Metropolitan Washington, D.C. Airport Authority[1]	5.375		10/01/2029	232,823
Total Investments, at Value (Cost $45,801,642)—105.0%					32,367,171
Liabilities in Excess of Other Assets—(5.0)					(1,542,234)

Net Assets—100.0%					$30,824,937

 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $3,496,250, which represents 11.34% of the Fund’s net assets. See Note 5 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	32,367,171	—
Level 3—Significant Unobservable Inputs	—	—

Total	$32,367,171	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
COP	Certificates of Participation
EDA	Economic Devel. Authority
GO	General Obligation
IDA	Industrial Devel. Agency
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets
Investments, at value (cost $45,801,642)—see accompanying statement of investments	32,367,171

Cash	353,900

Receivables and other assets:
Interest	478,636
Shares of beneficial interest sold	316,231
Investments sold	156,023
Other	3,094

Total assets	33,675,055

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	2,700,000
Dividends	53,898
Shares of beneficial interest redeemed	16,078
Distribution and service plan fees	13,417
Shareholder communications	11,245
Interest expense on borrowings	1,391
Trustees’ compensation	1,369
Transfer and shareholder servicing agent fees	1,303
Other	51,417

Total liabilities	2,850,118

Net Assets	$30,824,937

Composition of Net Assets
Par value of shares of beneficial interest	$4,266
Additional paid-in capital	46,227,234
Accumulated net investment income	506,169
Accumulated net realized loss on investments	(2,478,261)
Net unrealized depreciation on investments	(13,434,471)

Net Assets	$30,824,937

 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $24,131,634 and 3,338,359 shares of beneficial interest outstanding)	$7.23
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.59
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,339,253 and 185,550 shares of beneficial interest outstanding)	$7.22
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,354,050 and 742,241 shares of beneficial interest outstanding)	$7.21
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2009

Investment Income
Interest	$2,381,801

Expenses
Management fees	154,374
Distribution and service plan fees:
Class A	38,921
Class B	8,719
Class C	53,777
Transfer and shareholder servicing agent fees:
Class A	7,692
Class B	1,025
Class C	4,318
Shareholder communications:
Class A	20,499
Class B	949
Class C	11,524
Interest expense on borrowings	135,812
Borrowing fees	84,727
Interest expense and fees on short-term floating rate notes issued (See Note 1)	57,903
Legal, auditing and other professional fees	54,947
Custodian fees and expenses	1,773
Trustees’ compensation	887
Other	8,853

Total expenses	646,700
Less reduction to custodian expenses	(41)
Less waivers and reimbursements of expenses	(316,592)

Net expenses	330,067

Net Investment Income	2,051,734

Realized and Unrealized Loss
Net realized loss on investments	(1,777,532)
Net change in unrealized depreciation on investments	(8,083,753)

Net Decrease in Net Assets Resulting from Operations	$(7,809,551)

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2009	2008
Operations
Net investment income	$2,051,734	$1,364,014
Net realized loss	(1,777,532)	(697,348)
Net change in unrealized depreciation	(8,083,753)	(5,540,676)

Net decrease in net assets resulting from operations	(7,809,551)	(4,874,010)

Dividends And/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,578,110)	(883,093)
Class B	(58,671)	(15,868)
Class C	(342,271)	(135,428)

	(1,979,052)	(1,034,389)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	11,727,431	13,750,396
Class B	1,241,502	407,271
Class C	2,262,592	4,696,964

	15,231,525	18,854,631

Net Assets
Total increase	5,442,922	12,946,232
Beginning of period	25,382,015	12,435,783

End of period (including accumulated net investment income of $506,169 and $431,754, respectively)	$30,824,937	$25,382,015

See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(7,809,551)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(18,180,762)
Proceeds from disposition of investment securities	10,748,475
Short-term investment securities, net	3,210,873
Premium amortization	71,611
Discount accretion	(450,990)
Net realized loss on investments	1,777,532
Net change in unrealized depreciation on investments	8,083,753
Decrease in interest receivable	4,269
Decrease in receivable for securities sold	803,945
Increase in other assets	(1,727)
Decrease in payable for securities purchased	(3,078,342)
Increase in payable for accrued expenses	15,391

Net cash used in operating activities	(4,805,523)

Cash Flows from Financing Activities
Proceeds from bank borrowings	23,400,000
Payments on bank borrowings	(28,200,000)
Payments from short-term floating rate notes issued	(3,250,000)
Proceeds from shares sold	23,130,059
Payments on shares redeemed	(8,963,813)
Cash distributions paid	(1,131,612)

Net cash provided by financing activities	4,984,634
Net increase in cash	179,111
Cash, beginning balance	174,789

Cash, ending balance	$353,900

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $819,438.
Cash paid for interest on bank borrowings—$154,468.
Cash paid for interest on short-term floating rate notes issued—$57,903.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.20	$13.21	$12.60

Income (loss) from investment operations:
Net investment income[2]	.64	.78	.54
Net realized and unrealized gain (loss)	(2.99)	(3.20)	.44

Total from investment operations	(2.35)	(2.42)	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.59)	(.37)

Net asset value, end of period	$7.23	$10.20	$13.21

Total Return, at Net Asset Value[3]	(23.70)%	(18.85)%	7.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,132	$19,946	$11,023

Average net assets (in thousands)	$21,874	$17,701	$7,721

Ratios to average net assets:[4]
Net investment income	7.47%	6.54%	5.89%
Expenses excluding interest and fees on short-term floating rate notes issued	1.88%	2.73%	3.11%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%

Total expenses	2.09%	3.62%	3.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.01%	1.69%	1.12%

Portfolio turnover rate	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.19	$13.20	$12.60

Income (loss) from investment operations:
Net investment income[2]	.57	.68	.43
Net realized and unrealized gain (loss)	(2.99)	(3.19)	.47

Total from investment operations	(2.42)	(2.51)	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.30)

Net asset value, end of period	$7.22	$10.19	$13.20

Total Return, at Net Asset Value[3]	(24.33)%	(19.48)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,339	$446	$150

Average net assets (in thousands)	$876	$373	$40

Ratios to average net assets:[4]
Net investment income	6.82%	5.81%	4.66%
Expenses excluding interest and fees on short-term floating rate notes issued	2.79%	3.84%	8.07%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%

Total expenses	3.00%	4.73%	8.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.76%	2.44%	1.87%

Portfolio turnover rate	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class C Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.18	$13.19	$12.60

Income (loss) from investment operations:
Net investment income[2]	.58	.68	.43
Net realized and unrealized gain (loss)	(3.00)	(3.19)	.44

Total from investment operations	(2.42)	(2.51)	.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.28)

Net asset value, end of period	$7.21	$10.18	$13.19

Total Return, at Net Asset Value[3]	(24.34)%	(19.50)%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,354	$4,990	$1,263

Average net assets (in thousands)	$5,390	$3,147	$400

Ratios to average net assets:[4]
Net investment income	6.63%	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	2.86%	3.51%	4.38%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%

Total expenses	3.07%	4.40%	4.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.76%	2.44%	1.87%

Portfolio turnover rate	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Virginia state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$561,253	$—	$2,478,261	$13,434,471

1.	As of March 31, 2009, the Fund had $1,672,409 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2015	$19
2016	241,599
2017	1,430,791

Total	$1,672,409

2.	As of March 31, 2009, the Fund had $805,852 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. SIGNIFICANT ACCOUNTING POLICIES Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase to	Accumulated Net
Accumulated Net	Realized Loss
Investment Income	on Investments

$1,733	$1,733
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$1,978,553	$1,033,237
Ordinary income	499	1,152

Total	$1,979,052	$1,034,389

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$45,799,119

Gross unrealized appreciation	$56,541
Gross unrealized depreciation	(13,491,012)

Net unrealized depreciation	$(13,434,471)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$285
Payments Made to Retired Trustees	87
Accumulated Liability as of March 31, 2009	908
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,097,781	$17,280,706	1,487,049	$17,942,983
Dividends and/or distributions reinvested	71,611	595,404	19,890	230,146
Redeemed	(785,920)	(6,148,679)	(386,435)	(4,422,733)

Net increase	1,383,472	$11,727,431	1,120,504	$13,750,396

Class B
Sold	152,908	$1,338,957	34,034	$425,891
Dividends and/or distributions reinvested	4,856	38,287	691	8,063
Redeemed	(15,941)	(135,742)	(2,327)	(26,683)

Net increase	141,823	$1,241,502	32,398	$407,271

Class C
Sold	538,557	$4,743,703	495,880	$5,903,097
Dividends and/or distributions reinvested	22,186	185,747	6,989	80,691
Redeemed	(308,586)	(2,666,858)	(108,561)	(1,286,824)

Net increase	252,157	$2,262,592	394,308	$4,696,964

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$18,180,762	$10,748,475
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $12,443 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Class C shares were $66,721 and $58,652, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$30,047	$3,783	$479	$4,822
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $235,300, $10,822 and $70,470 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.78% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$4,827,945
Average Daily Interest Rate	2.630%
Fees Paid	$82,479
Interest Paid	$154,468
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans4
4)     Group Retirement Plans5
5)     403(b)(7) custodial plan accounts
6)     Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

"Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

■

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant's account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.11
9)     On account of the participant's separation from service.12
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund               Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund     Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

■	Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

■	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

■

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

■

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually; and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

■

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually; and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund

and are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account     Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account     CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account     CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

■

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

■

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.	Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

1 In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B

SPECIAL CONSIDERATIONS RELATING TO STATE MUNICIPAL OBLIGATIONS

As explained in the Prospectus, a Fund’s investments are highly sensitive to the fiscal stability of its respective state, its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests.

     The following information as to certain state-specific considerations is given to investors in view of a Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state and other official state documents. The Fund has not independently verified this information.

     The bond ratings provided below are current as of the date specified and are based on economic conditions which may not continue. Moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political, regulatory or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state’s political subdivisions, agencies, instrumentalities or authorities may have different ratings which are unrelated to the ratings assigned to state obligations. An explanation of the significance of a particular rating may be obtained from the rating agency furnishing it. Ratings may be changed at any time and no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all, circumstances should warrant such actions. Any downward revision or withdrawal of any of the ratings could have an adverse effect on market prices for the related state municipal securities.

To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements,” which must be read with an abundance of caution and which may not be realized or may not occur in the future.

Special Investment Considerations - Arizona Municipal Securities

The following is based on information obtained from the Annual Financial Report of the State of Arizona for the fiscal year ended June 30, 2008, as well as other state publications.

|X| Economic Climate

Fueled by multiple consecutive years of substantial tax reductions, Arizona’s economy was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the state’s corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 11.17 million by 2050 (a 118% increase from 5.13 million in 2000). Arizona has been the second fastest growing state in the United States in recent years, and from 1990 to 2006 its population grew at a rate over three times that of the U.S. population. The continuing population growth has been driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. However, Arizona’s population growth peaked at 3.6% in 2005 and 2006. Growth in 2007 and 2008 is expected to be between 1.2% and 1.3%, only slightly faster than nationwide. Arizona’s population as of July 2008 was 6.6 million, a 29.2% increase since 2000.

After increasing 1.2% in 2007, Arizona’s total non-farm employment is expected to decrease by -1.3% in 2008 and by -0.5% in 2009. The main economic sectors include services, trade and construction. The single largest economic sector in Arizona is services (including federal, state and local government services), employing more than 942,000 people and retail trade employing 331,000 people, or 35.3% and 12.4%, respectively, of the state’s employment in 2007. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state’s economy each year. Arizona’s unemployment rate as of November 2008 was 6.3%, compared to 4.1% as of November 2007. Nationwide, the unemployment rate was 6.7% and 4.7% as of November 2008 and November 2007, respectively.

Geographically, Arizona is the nation’s sixth largest state (113,635 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for 75% of total population and 80% of total wage and salary employment in Arizona, based on 2008 estimates.

Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona’s increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona’s economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona averaged an estimated $33,678 in the second quarter of 2008, up 2.8% from the second quarter of 2007.

|X| Financial Condition

The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State’s financial statements are prepared in accordance with generally accepted governmental accounting principles.

While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds, grant anticipation notes (“GANs”) and lease purchase transactions to finance capital projects. Each such project is individually rated based on its specific creditworthiness.

GANs are an innovative financing mechanism secured by revenues received from the Federal Highway Administration under a grant agreement and certain other Federal-Aid revenues. The State issued GANs to help pay for the costs of acquiring right-of-way for design and construction of certain controlled-access highways within Maricopa County. Lease purchase transactions are funded by certificates of participation (“COPs”). The State has used COPs primarily to construct prisons and to purchase and construct other buildings for State government operations. Additionally, the State has issued COPs to finance new school facilities approved by voters under Proposition 301. As of June 30, 2007, there were $3.197 billion in revenue bonds, $283 million in GANs and $1.895 billion in COPs outstanding.

Arizona’s constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

Arizona’s Constitution also restricts the debt of certain of the State’s political subdivisions. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona’s constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

Arizona’s local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen’s referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State’s constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three- fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona’s Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.

Arizona accounts for its revenues and expenditures within various funds. The largest fund supporting the operation of State government is the General Fund, which accounts for the majority of receipts from sales and income taxes. The General Fund ended the June 30, 2008 fiscal year with a total fund balance of $0.2 billion, compared to $1.2 billion for the June 30, 2007 fiscal year.

The State’s Enterprise Funds are comprised of governmental and quasigovernmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund ended the June 30, 2008 fiscal year with net assets of $26.9 million and generated $212.9 million of operating revenues during that period, compared to $16.1 million and $197.9 million, respectively, in the June 30, 2007 fiscal year.

|X| Litigation

The State has a variety of claims pending against it that arose during the normal course of its activities. Management believes, based on advice of legal counsel, that losses, if any, resulting from settlement of these claims will not have a material effect on the financial position of the State.

|X| Ratings of the State’s Securities

Moody’s and Standard & Poor’s have assigned Arizona bond equivalent ratings of “Aa3” and “AA”, respectively, since the State does not issue general obligation debt instruments. The State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

Special Investment Considerations - Maryland Municipal Securities.

      |X| The State and Its Economy

     According to the 2000 Census, Maryland’s population in that year was 5,296,486, an increase of 10.8% from the 1990 Census. Maryland’s population is concentrated in urban areas. Approximately 86.9% of Maryland’s population lives in the densely populated Baltimore-Washington region. Per capita income in 2007 was $46,646 in Maryland, compared to the national average of $38,564 in that year. Per capita income in Maryland increased at an annual rate of 6.0% in 2007, less than the national average of 5.0%.

Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant than it is nationwide. Maryland’s economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2007 was approximately 9.7% for Maryland residents, compared to 3.5% nationwide. Maryland’s unemployment rate has been lower than the rest of the country for the past ten years, while the labor force in Maryland grew faster than the rest of the country during the expansion years of 2005 and 2006. In 2007, the unemployment rate in Maryland was approximately 3.8%, as compared to a national unemployment rate of 4.6%.

As with the national economy, currently signs of weakness in the Maryland economy are widespread, and there are few positive indicators. For example, sales of existing homes have declined for 34 consecutive months, prices have dropped 12 months straight, and inventories are at a record high. Business bankruptcies have doubled over the last year, and personal bankruptcies have increased by 36%. Employment of Maryland manufacturers is declining at an accelerating rate, the finance sector has lost jobs since late 2006, and the construction industry is also in decline. The slowing economy is also impacting State expenditures through increased outlays related to income-sensitive programs such as Medicaid. The State economy, which grew sluggishly in 2007, appears to have begun to contract during the summer of 2008. Most signs indicate that the impact of the current nationwide credit crisis on the State will be worse before it is better, as reflected in the State’s economy.

      |X| State Fiscal Information

     The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. General fund revenues on a budgetary basis realized in the State’s fiscal year ended June 30, 2008, were below estimates by $71.2 million, or 0.5%. The State ended fiscal year 2008 with a $487.1 million general fund balance on a budgetary basis. This balance reflects a $50.9 million decrease compared to the balance projected at the time the 2009 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $684.8 million. On a GAAP basis, the fiscal year 2008 reserved general fund balance was $1,388.2 million, while the unreserved, designated and undesignated, fund balances were $538.0 million and $959.4 million, respectively; this compares to the reserved general fund balance of $2,373.7 million, and unreserved, designated and undesignated fund balances of $195.1 million and $690.2 million respectively at the end of fiscal year 2007. The total GAAP fund balance for fiscal year 2008 was $2,885.6 million compared with a total GAAP fund balance of $3,259.0 million for fiscal year 2007.

     For fiscal year 2009, the total budget is $30.9 billion, a $1.3 billion increase over fiscal year 2008. The General Fund accounts for approximately $14.6 billion, of which the largest expenditures are for health and education, which together represent 75.2% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust

      General Fund Current Year Budget Versus Prior Year Actual

      2009 Budget. On April 5, 2008, the General Assembly approved the Budget for fiscal year 2009. The Budget includes, among other things: (1) $5,956.4 million in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Session of the General Assembly (“Thornton”), as amended; (2) $16.2 million for capital projects; (3) $231.5 million to the State Reserve Fund; and (4) deficiency appropriations of $77.5 million for fiscal year 2008, including $32.5 million for the Department of Juvenile Services primarily for overtime, per diem placements, and re-opening the Victor Cullen Academy; $13.7 million for the Department of Public Safety and Correctional Services mostly for overtime and to provide a death benefit for members of the United States uniformed services; $12.9 million to the Department of Human Resources primarily to provide legal services for children and electricity assistance for low-income Marylanders; and $5.8 million for the Department of State Police to provide for operating shortfalls.

     The Budget as proposed included funds for the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute. Subsequently, the State’s retirement actuary reevaluated its calculation of the State contribution and recommended an increase of $87.7 million, however the enacted Budget did not include this increase. The $231.5 million for the State Reserve Fund includes $146.5 million to the Revenue Stabilization Account, representing the portion of the fiscal year 2007 general fund balance in excess of the amount used to fund the fiscal year 2007 budget (less $10.0 million). The Budget includes $85.0 million in the Dedicated Purpose Account for transfer to the Maryland Transportation Authority for the Intercounty Connector, a State highway project located in Prince George’s and Montgomery counties. Transfers from the State Reserve Fund to the General Fund total $125.0 million in fiscal year 2009.

     The Budget funds fiscal year 2009 debt service on the State’s general obligation bonds with $745.5 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects a property tax rate of 11.2 cents (per $100 of taxable assessed value), a rate unchanged from fiscal year 2008. The Budget includes funds for a 2% employee cost of living adjustment, merit increases, and the statutory match for contributions to deferred compensation. In addition, the 2009 Budget provides $62.8 million in general funds and $44.7 million in non-general funds for Other Post Employment Benefits to address the liability for future retiree health care costs.

      Subsequent Events. In September 2008, the Board of Revenue Estimates decreased its 2009 general fund revenue estimate by $431.9 million. In order to close the gap between anticipated revenues and budgeted expenditures, the Governor proposed and the Board of Public Works approved on October 15, 2008 expenditure reductions totaling $297.2 million. These reductions included $13.9 million in aid to local governments, $20.0 million in the Dedicated Purpose Account of the State Reserve Fund reflecting a reduced payment for the Intercounty Connector, $46.1 million for Other Post Employment Benefits and $217.2 million in other reductions to State agencies.

     In December 2008, the Board of Revenue Estimates decreased its 2009 general fund revenue estimate by an additional $415.3 million. The fiscal year 2010 Budget plan proposes transfers from accounting reserves totaling $380.2 million and an increase in the transfer from the State Reserve Fund to the General Fund of $45.0 million for a total of $170.0 million in fiscal year 2009. The 2010 Budget also assumes the Governor will propose and the Board of Public Works will approve an additional $153.8 million in reductions to the 2009 Budget.

     The Governor has also proposed the Budget Reconciliation and Financing Act of 2009 (the “2009 Act”) legislation that, if enacted, would authorize various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2009 Act proposes transfers to the General Fund in fiscal year 2009 of $239.4 million from various special fund balances including $73.0 million from the Dedicated Purpose Account, $51.5 million from the Helicopter Replacement Fund, $20.0 million from the University System of Maryland, $18.0 million from the Injured Worker’s Insurance Fund actuarial liability reserve for claims against the State, $17.0 million from the Trauma Fund, $14.0 million from the Community Health Resources Fund; and $10.0 million from the State Insurance Trust Fund.

     It is therefore estimated that the general fund balance on a budgetary basis at June 30, 2009 will be $424.1 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $692.6 million at June 30, 2009, equal to 5% of estimated general fund revenues.

Chapter 10 of the Laws of 2008 repealed the extension of a sales tax on computer services that was enacted in the 2007 1st Special Session. This repeal created a budget shortfall of $214.0 million which was resolved through a combination of budget reductions and new revenues, including (i) a three year personal income tax surcharge on taxpayers with net taxable income exceeding $1.0 million, which is expected to increase revenues by $154.6 million in fiscal year 2009, and (ii) $50.0 million in fiscal year 2009 budget reductions approved by the Board of Public Works on June 25, 2008. These

new measures were, at the time adopted, intended to eliminate the State’s structural deficit, assuming passage in November 2008 of a referendum to permit certain slot machine parlors, as described below.

Since passage of these measures, however, Maryland’s economic performance has been weaker than previously estimated. In August 2008, the State projected that, due to the sluggish economy and problems in the housing market, its revenues would be approximately $423 million short of projections. As a result, the State increased the amount of debt permitted to be issued under its internal policies, and the Governor started to outline measures to address the situation; possible options considered included spending cuts and furloughs of State employees. On October 15, 2008, the Governor proposed, and the Board of Public Works approved, $300 million in spending cuts to address, on an emergency basis, the reduced revenue estimates. These cuts extended into almost all State agencies, and included cuts in health, public safety and education programs.

At the same time, considerable attention was also paid to slot parlors as an additional source of revenues. For several years, legislative leaders and two successive Governors had discussed legislation permitting slots in Maryland. In 2008, the various forces agreed that the question of whether slots should be permitted would be left to the voters, with the result that a referendum question was included on the November 2008 ballot. While originally described as a proposal that would help Maryland’s thoroughbred racing industry, recent economic conditions have shifted the focus somewhat so that slots are perceived as a way to head off additional cuts in health, public safety and education programs. The Slots referendum was approved at the November 2008 election. The passage of the measure, however, only starts the process of site selection, vendor selection, negotiation, etc., so it may be some time before any slot revenues are received by the State.

Additionally the passage of the slots measure has not solved the complete budget situation, however, so dialogue is ongoing as to whether to do a comprehensive review of the State’s budget, to identify other sources of revenues, and possible additional spending cuts. The direction of the economy and its effect on revenues remains uncertain. Finally, the long-term forecast suggests that under current assumptions, the State faces cash and structural deficits which will require additional actions to ensure balanced budgets over the next few years. It is difficult to predict what, if any, further steps may be required to address Maryland’s deficit and declining revenues.

Other fiscal challenges facing Maryland. At the same time, the State and impacted local governments are addressing the financial burden of additional state and local infrastructure needs resulting from the United States Base Realignment and Closure (BRAC) program. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional households, estimated to potentially total 28,000 by 2015, will require schools, housing, transportation and other services. BRAC relocations are resulting in increased expenditures at both the State and local levels, although recent spending cuts made by the State may impact the funding for some of these expenditures and may result in either greater borrowing or delays in implementation of the needed infrastructure. The short term financial impact of BRAC relocations, while generally perceived to be favorable in the long term, cannot yet be determined.

Finally, the State is still assessing the magnitude of and solutions for funding its post-employment non-pension benefit liability. Recent estimates of this liability range from approximately $9.0 billion to $14.5 billion. A commission formed in 2006 to develop a plan with respect to these liabilities must report to the Governor and General Assembly by December 31, 2009; in 2008 the General Assembly extended the due date for the final report by one year from December 31, 2008.

      2010 General Fund Budget

     On January 21, 2009, the Governor presented his proposed fiscal year 2010 Budget to the General Assembly. The Budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,895.8 million in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Session of the General Assembly (“Thornton”), as amended; (3) $60,000 for capital projects; (4) $238.8 million to the State Reserve Fund; and (5) deficiency appropriations of $92.8 million for fiscal year 2009, including $36.3 million for the State Department of Education, $14.3 million to the Department of Health and Mental Hygiene mostly for Medicaid; $10.8 million to the Department of Juvenile Services primarily for personnel costs and per diem placements; and $15.3 million for the Department of Public Safety and Correctional Services mostly for overtime, fuel and utilities.

     The 2009 Act proposes transfers to the General Fund in fiscal year 2010 of $15.6 million from various special fund balances and proposes increases to fiscal year 2010 revenues of $27.4 million, including $9.0 million from repealing the Mined Coal Tax Credit, $8.6 million from reducing the commission earned by lottery sales agents and $6.5 million by diverting a portion of sales tax revenue from the Chesapeake Bay 2010 Fund to the General Fund. Proposed reductions to required fiscal year 2010 general fund appropriations total $449.3 million including $414.3 million contingent upon enactment of the 2009 Act. The proposed reductions include: $49.9 million in aid to community colleges; $48.3 million representing a decrease in the State share (from 80% to 50%) of the cost of placing students with special needs in non-public establishments; $43.3 million representing a proposal to reduce supplemental grants to primary and secondary schools; and $11.8 million reflecting the elimination of a State match of employee contributions to the deferred compensation plan. The $238.8 million for the State Reserve Fund includes $175.8 million to the Revenue Stabilization Account, representing the portion of the fiscal year 2008 general fund balance in excess of the amount used to fund the fiscal year 2008 budget (less $10.0 million). The Budget also includes $63.0 million in the Dedicated Purpose Account for the required payment to Maryland Transportation Authority for the Intercounty Connector. The 2009 Act proposes to eliminate this funding and authorize the use of general obligation bonds instead. A transfer of $210.0 million from the State Reserve Fund to the General Fund is proposed in fiscal year 2010.

     The Budget funds fiscal year 2010 debt service on the State’s general obligation bonds with $785.0 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects a property tax rate of 11.2 cents (per $100 of taxable assessed value), a rate unchanged from fiscal year 2008. The Budget does not include funds for any employee cost of living adjustment nor merit increases. State aid to primary and secondary schools includes $90.0 million in Education Trust Fund revenues generated through anticipated licensing fees for Video Lottery Terminals. The Budget also includes $350.0 million in additional federal fund attainment in the Medicaid program. This action anticipates the passage of a federal stimulus package that increases the federal Medicaid match.

     It is estimated that the general fund balance on a budgetary basis at June 30, 2010, will be $45.9 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $686.9 million at June 30, 2010, equal to 5% of estimated general fund revenues.

      |X| State-Level Municipal Obligations.

      Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 General Session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or “capital bond bill,” that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had approximately $7.6 billion of State tax-supported debt outstanding as of March 31, 2008. The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

• The State and various counties, agencies and municipalities of the State, issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due.

• The Maryland Department of Transportation issues limited special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion to the BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2007 General Assembly established a maximum outstanding principal amount of $726.2 million as of June 30, 2008, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. At June 30, 2008, the outstanding principal amount of such nontraditional debt was estimated at $726.2 million.

• The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

• Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; any significant decline in air traffic at the BWI airport could impede repayment of such bonds.

•During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $57.5 million in revenue during fiscal year 2007. Future sewer fee revenues are projected at approximately $58.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds to be issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, closed on June 25, 2008. Between 2009 and 2012, the Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds.

• The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “nonappropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

     |X| Other Issuers of Municipal Bonds

     Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance. Recently, however, downgrades on the ratings of bond insurers has resulted in lower ratings on these insured bonds. Additionally, other issuers within Maryland have received lower ratings.

     Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have also issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments, the current economic environment and potential increases in capital requirements and service needs for localities impacted by upcoming BRAC relocations has and will require some Maryland counties and municipalities to find creative sources of revenue. The substantial projected budget shortfalls at the State level and current economic environment, as well as other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid and reductions in revenues due to a slower economy will adversely affect local economies.

|X| Risks and Uncertainties

     Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment. Finally, the credit crisis is affecting the bond markets. The State, its political subdivisions and other conduit borrowers regularly issue bonds to fund capital projects. Since the credit crisis began, the interest rates paid on some financings have increased. Other financings have been delayed as a result of market conditions. These problems in the capital markets have imposed financial hardship, which in some cases has been severe, on the State, its political subdivisions and conduit borrowers.

As described above, the State projects reduced revenues due, at least on part, to the current economic environment, in Maryland and nationwide, and the ongoing credit crisis. Losses in the job market, slowing individual and business income growth, coupled with reduced consumer and business sentiment should negatively impact many of the State’s revenues. A slowing economy or a recession would probably dampen corporate and business revenues and profits leading to a reduction in corporate and personal income taxes as well as business-related taxes. The cumulative effect of market uncertainty, the credit crisis, and a looming economic recession makes the economic performance of the State, its political subdivisions and other borrowers difficult to predict.

While Maryland’s economy is unusually dependent on the federal government because a large percentage of Maryland residents are employed either by the federal government or in companies working with the federal government, other sectors of Maryland’s economy are likely to experience the same difficulties as presented by the economic slowdown as in the rest of the nation. As described above, Maryland may need to decrease spending, cut employment, raise taxes or take other measures to balance its budget.

National and international developments, including the credit crisis, could have a materially adverse effect on the economy in Maryland. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland’s economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, now are bearing increased costs associated with foreclosed properties and are themselves experiencing lower revenues due to lower income tax and property transfer tax revenues and reduced State aid. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid as a result of the State’s own deficit issues could adversely affect local budgets. If negative trends continue, Maryland and state local governments might need to take more drastic measures, including tax increases, to balance their budgets.

Finally, the effect of the economic slowdown and credit crisis could affect the cash flow and ability of many conduit borrowers on bonds to service the debt service payments on their bonds; many of the entities may be unable to raise revenues due to weak consumer demand or other factors or may be experiencing higher costs (e.g., increased charity care), so the combination of higher interest rates and lower revenues or higher expenses could result in defaults on these conduit obligations.

      |X| Ratings of Maryland Municipal Securities. As of March 4, 2009, Moody’s, Standard & Poor’s, and Fitch have rated the State’s general obligation bonds “Aaa”, “AAA” and “AAA”, respectively.

Special Investment Considerations - Massachusetts Municipal Securities

Massachusetts’ economy is deep and fundamentally strong, driven by education, healthcare, financial services, and high tech. The Commonwealth’s economy has outperformed the nation as a whole recently. Unemployment for the Commonwealth stood at 4.1% in April 2008, well below the national average of 5.0%. However, total employment has still not passed its pre-recession peak. Moody’s Economy.com does not project full recovery of all those jobs until sometime after 2010, citing Massachusetts’ high business costs as an impediment to future job creation. Education accounts for about 5% of Massachusetts’ employment, twice the national average. The concentration of colleges and universities in Massachusetts adds employment stability and provides a source of well-educated workers for the Commonwealth’s service industries.

In April 2006, Massachusetts passed legislation essentially mandating healthcare insurance for all residents. Those residents unable to secure insurance on their own will have their premiums subsidized by the Commonwealth. Firms with more than 10 workers will be required to provide insurance to their employees or pay a fee to the Commonwealth. It is unknown at this time whether this new legislation will ultimately reduce or increase healthcare costs to the Commonwealth and its employers. Costs incurred by the Commonwealth in relation to this initiative have exceeded initial estimates during FY 2008.

Though impacted more severely than most states during the recent recession, the Commonwealth has taken steps to improve its financial profile on an ongoing basis. Changes in the way school construction and the Massachusetts Bay Transportation Authority are funded should create more budgetary certainty. The Commonwealth’s Budget Stabilization Fund ended fiscal year 2007 with a balance of $2.4 billion. This fund, as well as undesignated fund balances, equaled a healthy 17.6% of General Fund revenues at fiscal year end 2007. The Commonwealth and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post-employment benefits. Due in part to costs connected to the Central Artery/Ted Williams Tunnel Project (“the Big Dig”), the Commonwealth’s debt burden has increased substantially in the past decade and is high by any number of measurements. According to Moody’s Investors Service, Massachusetts has the highest debt burden in the United States on a per capita basis. This may reduce financial flexibility in the future.

The Big Dig, which involved replacing an elevated roadway in central Boston with a new underground expressway, was substantially completed in January 2006 after 141/2 years of construction. However, a series of events have raised concerns relating to the quality of the construction on the project. A number of leaks have developed, and on July 10, 2006, a ceiling panel in one of the tunnels dislodged and fell, killing an automobile passenger. On January 23, 2008, Big Dig contractors agreed to pay the Commonwealth $458 million to settle construction related litigation and head off possible criminal charges. Bechtel/Parsons agreed to pay $407 million, with the remaining $51 million coming from two dozen smaller firms. $415 million will go into a repair trust fund, and about $100 million of that will be used for immediate fixes.

|X| Fiscal 2008

As of June 30, 2008, the Commonwealth ended fiscal 2008 with an undesignated budgetary fund balance of $115 million, which includes the statutorily required 0.5% tax revenue carry-forward into fiscal 2008 of $105 million.

For fiscal 2008, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $2.119 billion. The year closed with additional reserve fund balances of $171.5 million, $25 million of which is commonly known as “consolidated net surplus” and is dedicated to the Massachusetts Life Sciences Investment Fund under the fiscal 2009 budget. The total ending fund balance in the budgeted operating funds was approximately $2.406 billion.

On October 28, 2008, the Governor approved legislation to allow the Comptroller to address timing discrepancies in the receipt of federal reimbursements owed to the Commonwealth for fiscal 2008. In part, the timing discrepancy was a consequence of the then-ongoing negotiation of the Medicaid waiver, which delayed collection of federal reimbursements on expenditures made during fiscal 2008. Accordingly, the legislation authorizes the Comptroller to use those federal reimbursements in fiscal 2009 to make needed transfers to the Stabilization Fund and the State Lottery Fund, as the Legislature and Governor intended for fiscal 2008. The Commonwealth has now received most of the deferred federal reimbursements and will soon transfer these and additional amounts to the Stabilization Fund and the State Lottery Fund. The legislation also provides the Comptroller with discretion to adjust the timing of these transfers to minimize the impact on the Commonwealth’s cash flow.

|X| Fiscal 2009

On October 15, 2008, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $1.421 billion with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted, including snow and ice removal costs, health and human services caseload exposures, increased debt service and public safety costs. The $1.421 billion projected shortfall to cover expenses resulted from a projected $1.1 billion reduction in state tax revenues and $321 million in projected costs not accounted for in the fiscal 2009 budget.

On October 15, 2008, the Governor announced a plan to close the projected $1.421 billion shortfall. The plan consisted of three major components: (i) $1.053 billion in spending reductions and controls, (ii) a $200 million transfer from the Stabilization Fund and (iii) $168 million of additional revenues.

The most significant element of the Governor’s plan was $1.053 billion in spending reductions and controls. Approximately $755 million in reductions were made pursuant to accounts within state agencies under the Governor’s control and through other spending controls. The other spending controls were expected to result in savings of $146 million from deficiencies not being funded, $52 million from pension funding reconciliation and $100 million in pension funding deferrals. The remaining deficiency was met by voluntary reductions in the budgets of the judiciary, the Legislature, other constitutional offices and district attorneys, which are not subject to the Governor’s authority to reduce spending.

On October 15, 2008, in order to implement the voluntary reductions and address the remainder of the deficiency, the Governor filed emergency supplemental budget legislation to extend the state pension funding schedule from 2023 to 2025 (permitting a $100 million reduction in the amount to be funded in fiscal 2009), authorize the withdrawal of an additional $200 million from the Stabilization Fund to meet fiscal 2009 obligations, formalize the voluntary spending reductions provided within non-executive accounts, establish tiers of state employee health insurance contributions based on ability to pay (expected to provide $28.5 million for the remainder of fiscal 2009), authorize up to $80 million to be spent for emergency snow and ice removal (in excess of previously appropriated amounts) and authorize the Governor to transfer amounts among appropriation line items within certain limits. On October 30, 2008, the Legislature enacted such legislation with some modifications; the Legislature’s version authorized $50 million for snow and ice removal and placed stricter limits on the Governor’s line item transfer authority, and the Legislature did not include the provisions relating to state employee health insurance. The Legislature and the Governor also agreed on a two-month tax amnesty program to be implemented by the Department of Revenue and completed by June 30, 2009. The final legislation, approved by the Governor on January 7, 2009, allows the Department of Revenue to select which tax types and tax periods will be eligible for the tax amnesty provisions, under which the Department will waive accrued penalties for taxpayers with outstanding tax obligations. Such taxpayers will be required to pay their outstanding tax obligations and any accrued interest. The Department of Revenue estimates that a limited tax amnesty program will result in $10 million to $20 million of revenue. The Department expects to announce the details of the tax amnesty program and its effective dates later in February.

In his October 15, 2008 announcement, along with the proposals contained in the legislation, the Governor identified $168 million in additional revenues not previously budgeted for fiscal 2009, including $100 million in anticipated Department of Revenue judgments and settlements, $55 million in federal grants under the Temporary Assistance for Needy Families program and $13 million in local revenues anticipated under previously proposed legislation that would authorize municipalities to levy property taxes on certain telecommunications equipment.

On January 13, 2009, the Secretary of Administration and Finance advised the Governor of a further deficiency of revenue of approximately $1.101 billion with respect to the appropriations approved to date for fiscal 2009. On the same day, the Secretary made a further downward revision to the fiscal 2009 tax revenue estimate.

|X| Fiscal 2010 Budget Proposals

On January 28, 2009, the Governor filed with the Legislature his budget recommendations for fiscal 2010. The Governor’s recommendations are based on the consensus tax revenue estimate for fiscal 2010 of $19.530 billion, plus $325 million in anticipated additional sales taxes resulting from a proposed elimination of certain exemptions, as well as increases to the state’s meals tax and hotel/motel room occupancy tax. The Governor’s recommendations call for total spending in fiscal 2010 to exceed total anticipated spending in fiscal 2009 by just 0.5%.

Overall, the Governor proposes to use $1.4 billion in Stabilization Funds over fiscal years 2009 and 2010. For fiscal 2009, $601 million has already been authorized and an additional $325 million is recommended to help close the remaining shortfall. See “Fiscal 2009” above. The fiscal 2010 budget will rely on an additional $489 million, not including the suspension of the statutorily required deposit. At the end of fiscal 2010, the balance of the Stabilization Fund is expected to be approximately $850 million to $888 million, depending on investment earnings.

The amount of federal aid and Stabilization Fund moneys used in solving the fiscal 2009 and fiscal 2010 shortfalls was calibrated to ensure that the amounts used in fiscal 2010 were less than what was programmed for use in fiscal 2009. This places a greater emphasis on cuts, savings and revenues to balance the fiscal 2010 budget, solutions that have longer-term benefits. The Governor’s fiscal 2010 budget recommendations would leave one-time resources available at the end of fiscal 2010 equal to those used in balancing the fiscal 2010 budget.

Consistent with the Governor’s proposal for the second half of fiscal 2009, the Governor’s fiscal 2010 budget recommendations would base state employee health care contributions on salary levels and affordability rather than date of hire, a change that is expected to result in $60.4 million of budget savings in fiscal 2010. Medicaid cost controls and savings in fiscal 2010 are expected to amount to $357 million ($178 million in state dollars net of federal reimbursement). Taking into account off-budget reductions, the total Medicaid savings are expected to be $374 million ($187 million in net state dollars) from the level of spending that will be required to maintain the same level and provision of medical services funded following spending cuts announced on October 15, 2008. Local aid reductions would total $220 million from fiscal 2009 funding levels, and reductions to Executive and Non-Executive branch agencies would total $871 million from the level of spending that would be required to maintain the same level and provision of services by these agencies following the October 15, 2008 spending cuts.

|X|     Ratings of the Commonwealth’s Securities. As of July 2008, Standard & Poor’s, Fitch and Moody’s rated the Commonwealth’s general obligation bonds “AA,” “AA,” and “Aa2,” respectively. These ratings remained unchanged from prior years’ ratings.

Special Investment Considerations - Michigan Municipal Securities

|X| Economic Climate

In recent years, Michigan’s economy has been diversifying, although manufacturing is still an important component of the State’s economy. In 2007, total manufacturing employment averaged 616,800, compared to 719,700 in 2003.
Michigan’s economy has recovered from the recessionary period of the early 1990s. Unemployment rates, which had averaged approximately 9.3% in 1991, declined to 3.7% in 2000. In 2005 and 2007, the unemployment rate was 6.9% and 7.2%, respectively. The national averages for the years 2005 and 2007 were 5.1% and 4.6%, respectively. Michigan’s per capita income has increased since 1994, and in 2007 was $34,342, compared to $38,611 for the nation as a whole.

Legislation requires that the administration and legislative fiscal agencies prepare two economic forecasts and revenue estimates each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. In addition, any one of the three conference principals may call a special revenue conference at any time during the year. The May 2009 conference was held on May 15, 2008. The May 2008 forecast is summarized below.

The State’s U.S. economic forecast projects slower growth in calendar year 2008 (1.1%) followed by faster growth in 2009 (1.8%). Light vehicle sales will fall to 14.9 million units in 2008 and then rise slightly to 15.0 million units in 2009.

The U.S. Consumer Price Index (CPI) is projected to increase by 4.1% in 2008 and 2.9% in 2009. Ninety-day T-bill rates are expected to average 1.6% in 2008 and 1.8% in 2009.

Total Michigan wage and salary employment is projected to decrease 1.8% in 2008 and to decline 1.5% in 2009. The State's unemployment rate is projected to rise from 7.2% in 2007 to 7.6% in 2008 before increasing to 8.3% in 2009.

Michigan personal income is expected to increase 1.4% in 2008 and 1.9% in 2009. Prices, as measured by the Detroit CPI, are forecast to rise 2.9% in 2008 and 2.5% in 2009. Consequently, real (inflation adjusted) State personal income is projected to decline 1.4% in 2008 before falling 0.6% in 2009. Michigan wages and salaries are forecast to rise 0.1% in 2008 before increasing 0.7% in 2009.

|X| Financial Condition

As amended in 1978, Michigan’s Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year’s personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan’s Counter Cyclical Budget and Economic Stabilization Fund (“BSF”), Michigan’s “Rainy Day Fund.” Michigan may raise taxes in excess of the limit in emergency situations when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the “following fiscal year,” which means the year following the determination of the shortfall, according to an opinion issued by the State’s Attorney General. Spending for local units met this requirement for fiscal years 1993-94 through 2006-07.

The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year’s surplus or deficit in any fund must be included in the succeeding year’s budget for that fund.

Total revenue and other sources of funds for general governmental operations for fiscal year 2007-08 were projected to be $9,601.6 million and $9,303.2 million for fiscal year 2008-09.

Expenditures and other uses of funds for governmental operations in fiscal year 2007-08 were projected to be $9,980.8 million, of which $2,030.8 million supported K-12 and higher education and $3,217.8 million supported health services. Expenditures and other uses of funds for governmental operations in fiscal year 2008-09 were projected to be $9,701.4 million, of which $1,993.3 million supported K-12 and higher education and $3,095.5 million supported health services.

The BSF was established in 1977 to serve as the state’s “savings” account. Calculated on an accrual basis, the unreserved ending balance of the BSF was $145.2 million on September 30, 2002, $0 on September 30, 2003, $0 million on September 30, 2004, $2.0 million on September 30, 2005, $2.0 million on September 30, 2006 and $2.1 million on September 30, 2007.

The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

     Recent Developments

     In February 2009, Governor Jennifer Granholm’s 2010 executive budget recommendation to a joint session of the Senate and House Appropriations Committees. The governor’s budget is a combination of spending cuts and government reforms necessary to address both the on-going structural deficit in Michigan’s budget and the cyclical challenges caused by the national recession.

     The overall budget totaled $44.2 billion and included $8.9 billion in general fund spending, $11.4 billion from the School Aid Fund (SAF), and recognizes $13.3 billion in federal revenues. To address the state’s on-going structural deficit, Governor Granholm recommended $670 million in spending reductions and government reforms, including elimination of the Department of History, Arts, and Libraries. In addition, the budget recommended $230 million in revenue adjustments through tax loophole closures, increased liquor license fees and permit revenues, lottery investments, and tax enforcement actions. As many as 1,500 employee layoffs are expected by the end of fiscal year 2010.

     To address the short-term cyclical challenges created by the on-going national recession, Governor Granholm recommended the use of $500 million in increased federal funding for Medicaid. The additional funding is expected through the federal economic recovery package currently being debated in Congress. Forecasts for fiscal year 2011 anticipate sufficient revenue growth to more than account for this one-time spending.

     On May 15, 2009, the Senate Fiscal Agency, House Fiscal Agency, and the Treasury Department held a Consensus Revenue Estimating Conference and unanimously adopted revised revenue estimates for FY 2008-09 and FY 2009-10.

•

General Fund/General Purpose (GF/GP). The revised consensus estimate for General Fund/General Purpose revenue from ongoing revenue sources for FY 2008-09 is $7,435.3 million. This revised estimate of General Fund/General Purpose revenue is down 20.6% or $1.9 billion from the FY 2007-08 final level. The large decrease primarily reflects very weak economic activity due to the economic recession and, in part, to the negative impact some new tax credits will have on tax revenue. Compared with the January 2009 consensus revenue estimate, this revised estimate is down $870.8 million. In FY 2009-10, GF/GP revenue will total an estimated $6,949.7 million, which is down 6.5% or $485.6 million from the revised estimate for FY 2008-09. This decline is attributable primarily to the lingering effects of the recession along with the negative impacts of the new tax credits. The revised estimate for FY 2009-10 is down $984.8 million from the January 2009 consensus estimate.

•

School Aid Fund (SAF). SAF earmarked tax and lottery revenue will total an estimated $10,943.7 million in FY 2008-09, which is down 4.9% or $569.2 million from the actual revenue level for FY 2007-08. Compared with the January 2009 consensus revenue estimate this revised estimate is down $425.0 million. In FY 2009-10, SAF revenue will total an estimated $10,563.0 million, which is down 3.5%, or $380.7 million, from the revised estimate for FY 2008-09. This revised estimate for FY 2009-10 is down $732.8 million from the January 2009 consensus estimate.

•

Total GP/GF and SAF Revenue. Total GF/GP and SAF revenue will total an estimated $18,378.9 million in FY 2008-09. This revised estimate is down 11.9% or $2.5 billion from the final revenue level for FY 2007-08, and is down $1.3 billion from the January 2009 consensus revenue estimate. For FY 2009-10, GF/GP and SAF revenue will total an estimated $17,512.7 million, which represents a decline of 4.7% or $866.2 million from the revised estimate for FY 2008-09. Compared with the January 2009 consensus estimate, this revised estimate for FY 2009-10 is down $1.7 billion.

•

Revenue Limit. In FY 2007-08, revenue subject to the revenue limit was $4.7 billion or 14.4% below the constitutional limit. In both FY 2008-09 and FY 2009-10, it is estimated that revenue will continue to fall well below the revenue limit. In FY 2008-09, revenue will fall short of the revenue limit by an estimated $7.5 billion or 22.9%, and in FY 2009-10, revenue subject to the limit will fall below the limit by an estimated $9.0 billion or 26.9%.

•

Budget Stabilization Fund. Based on the consensus economic forecast, it is estimated that the statutory budget stabilization formula (based on the change in real Michigan personal income less transfer payments) will trigger suggested withdrawals from the Budget Stabilization Fund equal to $557.6 million in FY 2008-09 and $375.3 million in FY 2009-10. These formula-triggered transfers do not occur automatically, but must be appropriated by the Legislature; however, as of May 15, 2009, these suggested transfers are not possible given that the current balance in the BSF is only $2.2 million.

|X| Litigation

The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. The State is also a party to various legal proceedings which, if resolved in the State’s favor, would result in contingency gains to the State’s General Fund balance, but without material effect upon the Fund’s balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

■	Ratings of the State’s Securities

As of November 6, 2009, Moody’s, Standard & Poor’s and Fitch have assigned Michigan’s general obligations bonds ratings of “Aa3,” “AA-,” and “AA-,” respectively.

Special Investment Considerations - Minnesota Municipal Securities

|X| Economic Climate

Minnesota’s population grew from 4,390,000 in 1990 to 4,934,000 in 2000, at an average annual compound rate of 1.2%, about the same as the United States as a whole during that period. During the period 2000-2007 the population in Minnesota grew at an annual compound rate of 0.8% compared to 1.0% nationally. Minnesota population is currently forecast to grow at an annual compounded rate of 0.79% through 2030, compared to 0.83% nationally.

In 2007, the structure of Minnesota’s economy paralleled the structure of the United States economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

In the period 1990 to 2000, overall employment growth in Minnesota increased by 23.1%, exceeding the nation, whose growth increased by 19.9%. Non-farm employment data indicate that the recession that began in July 1990 was less severe in Minnesota than in the nation as a whole. The recent recession and recovery presents a more mixed picture, however. For the 2000-2003 period, Minnesota’s non-farm employment declined by 1.1% compared to 1.4% nationally. However, in the 2003-2007 period, Minnesota non-farm employment grew 4.2% compared to 5.9% nationally. Manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in the 1990-2000 and 2000-2006 periods. In the durable goods industries, the State’s employment in 2007 was highly concentrated in fabricated metals, machinery, and computers and electronics categories. Of particular importance is the computers and electronics category in which 23.8% of the State’s durable goods employment was concentrated in 2007, as compared to 14.4% for the United States as a whole.

The importance of the State’s rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2007, 35.2% of Minnesota’s non-durable goods employment was concentrated in food manufacturing, compared to 29.2% for the United States as a whole. Food manufacturing relies heavily on renewable resources in the State. Over half of the State’s acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the U.S.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 8.4 thousand employed in 1990 to 5.9 thousand employed in 2007. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2007, Minnesota per capita personal income was 106.2% of its U.S. counterpart. In level of personal income per capita, Minnesota ranked second in 1990 and first in 2007 among 12 states in the North Central Region. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and fifth during the period 2000 to 2007 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.7%. During the 2000-2007 period, Minnesota non-agricultural employment grew 3.2%, while regional non-agricultural employment declined by 1.0%.

During 2006 and 2007, the State’s monthly unemployment rate was less than or the same as the national unemployment rate, averaging 4.1% in 2006, as compared to the national average of 4.6%. In 2007, Minnesota’s unemployment rate averaged 4.6%, the same as the national average.

|X| Financial Condition

Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State’s principal sources of non-dedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium (July 1, 2007 – June 30, 2009).

The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance was set for the Current Biennium at $686 million. Of this amount, a special contingent reserve of $33 million was established and used for its designated purposes in December 2007. Actions in the 2008 legislative session further reduced the Budget Reserve Account to $155 million.

|X| Current Biennium

In January 2007 the Governor submitted a proposed budget to the Legislature for the Current Biennium that was based on the November 2006 forecast of General Fund revenues and expenditures (“Current Law”). In March 2007 the Governor’s budget recommendations were updated to reflect changes in forecast revenues and spending resulting from the February 2007 forecast.

The March 2007 Governor’s recommendation reflected a net decrease in General Fund revenues from the February 2007 forecast for the Current Biennium. General Fund spending was increased by $1.933 billion from the February 2007 forecast of Current Law. The total recommended spending increase was $3.076 billion (9.8%) over the forecast for the Previous Biennium (July 1, 2005 – June 30, 2007).

As enacted by the 2007 Legislature, the budget for the Current Biennium reflected little change in General Fund revenues from the February 2007 forecast for the Current Biennium. No general tax increases or decreases were included in the adopted budget. The Governor and the Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Revenue provisions in the vetoed omnibus tax bill, however, were largely limited to modifications to taxes paid related to foreign operating corporations. Without these changes, forecast revenues for the Current Biennium increased only slightly from forecast levels, reflecting additional tax compliance revenues and limited fee and other revenue changes occurring in omnibus appropriation bills.

The enacted budget for the Current Biennium increased General Fund spending by $1.871 billion from the February 2007 forecast of Current Law. The total recommended spending increase is $3.011 billion (9.6%) over the forecast for the Previous Biennium. K-12 education accounts for 40% of total General Fund spending. Health and human services programs account for 28% of authorized spending. Significant increases both to the State’s higher education systems, as well as to student financial aid programs, are included in the enacted budget.

At the end of the 2007 legislative session, Minnesota law provided for a total of $1.003 billion in reserves, including the Budget Reserve Account and a separate Cash Flow Account. No changes were made to these reserves. A special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities.

Final budget actions left an unusually high unexpended, available General Fund balance of $373 million. Executive vetoes of the omnibus tax bill reduced legislative spending by $138 million, as well as deferring a recommended increase to the budget reserve of $150 million. An executive veto of a capital budget bill reduced legislatively approved cash spending for capital projects by $135 million, while reducing debt service spending from forecast levels that assumed a small off-year capital budget.

The Department of Finance prepared revised forecasts of General Fund revenues and expenditures for the Current Biennium at the end of November 2008. The current recession is forecast to reduce revenues and add slightly to expenditures in the Current Biennium. Revenues are expected to fall $412 million (1.3%) below prior estimates. Actual receipts for fiscal year 2008 were $398 million (2.4%) more than forecast, but receipts for fiscal year 2009 are now expected to fall $810 million (4.9%) below earlier projections. Receipts from the individual income tax, sales tax, and the corporate income tax are projected to decline by 1.9%, 1.6% and 3.1% respectively. When combined with small increases in spending, the result is a $426 million deficit for the Current Biennium.

Projected spending for the Current Biennium based on current laws was expected to be higher than spending in the Previous Biennium. Health and human services spending estimates increased over the previous forecast. Net spending in all other areas was nearly flat due to the fact that Minnesota law required fiscal year 2007 legislative appropriations be the base for the Current Biennium budget planning.

The Minnesota Constitution prohibits borrowing for operating purposes beyond the end of the biennium. Options for dealing with the projected Current Biennium deficit are provided for in the statute. The Budget Reserve Account, currently at $155 million, will be used to partially offset the projected deficit. The Governor also has authority to unallot, or cancel expenditures after the Budget Reserve Account has been depleted. Balancing the Current Biennium budget will eliminate $428 million of the projected deficit in the Next Biennium. The State’s Cash Flow Account, used to smooth timing differences between the receipt of revenues and expenditure cash outlays within the fiscal year, is currently $350 million.

|X| Next Biennium

Next Biennium revenues are forecast to be 1.8%, or $579 million below levels forecast for the Current Biennium. Current law spending is expected to grow by 6.1% over Current Biennium levels. Total revenues are forecast to decline 9.4% below previous estimates, reducing projected revenues for the Next Biennium by $3.321 billion. That revenue reduction, combined with projected spending increases in Health and Human Services, increase the projected budget deficit for the Next Biennium to $4.847 billion. About 40% of the decline in revenues from the Current Biennium is due to the economic downturn. The remainder is caused by revenue reductions already included in previous estimates.

Current law requires release of the Budget Reserve Account prior to canceling appropriated funds. The law also requires the Commissioner of Finance to consult with the Legislative Advisory Committee (the “LAC”) prior to releasing the Budget Reserve Account. A meeting to solicit advice form the LAC was held on December 11, 2008. The Budget Reserve Account was released effective that date for use in offsetting $154.9 million of the Current Biennium fiscal year 2009 deficit.

The Governor then directed the reduction of $229.2 million in unexpected allotments of prior transfers and appropriations from the General Fund. This action reduced the deficit to $42.2 million. To resolve the remaining deficit, cabinet agencies were instructed to submit by January 2, 2009, detailed plans identifying specific reductions totaling $40 million. A voluntary reduction of $2.2 million was also made by the legislature.

|X| Litigation

There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $10 million on the State’s expenditures and revenues during the Current Biennium.

|X| Ratings of the State’s Securities. As of January 2, 2009, Standard & Poor’s and Fitch had rated the State’s general obligation bonds “AAA” and Moody’s had rated those bonds “Aa1”.

Special Investment Considerations – North Carolina Municipal Securities

|X| Economic Climate

North Carolina’s economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade. According to the U.S. Bureau of the Census, the State’s estimated population as of July 2007 was 9,061,032. According to the State Employment Security Commission, the adjusted non-farm employment accounted for approximately 4,168,200 jobs in August 2008. North Carolina’s seasonally adjusted unemployment rate in October 2008 was 7.0%, which was slightly higher than the national rate for October. The last time the unemployment rate in the State reached this level was 2002.

Manufacturing firms employ approximately 12.4% of the non-agricultural work force, resulting in the State being named ninth nationally for manufacturing employment. Manufacturing jobs in the traditional sectors of textiles and apparel have declined due to competition in international markets. These sectors, however, accounted for only 2.36% of total non-farm employment in May 2008. The State has continued to experience significant investment by international firms, and is ranked fifteenth largest among the states in export trade as of May 2008. The services industry sector constitutes the single largest job segment of the State’s economy, representing nearly 81% of the non-farm jobs, and includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services. Total employment in the service industry increased by 48,000 between May 2007 and May 2008.

|X| Budget Process

     The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State’s budget is adopted and administered, and requires the adoption of a balanced budget. The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 29.9% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

|X| State Revenues and Expenditures

     The State ended fiscal year 2006-2007 with a general fund balance of $2.577 billion which was higher than the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income (15.0%), corporate income (12.3%) and sales and use (1.5%). Therefore, the State closed fiscal year 2006-2007 with a $680.4 million unreserved fund balance and various reserves funded at $1,020.9 million, including $634.6 million in the “Rainy Day” savings reserve. In October 2008, the Governor directed all state agencies (other than those in the areas of education, student financial aid and Medicaid) to cut their budgets by 2-3% in light of a worsening economy and lower than budgeted tax collections for the fiscal year that began July 1, 2008.

     |X| Ratings of the State’s Securities

As of April 2008, Standard & Poor’s had rated the State’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”.

Special Investment Considerations – Ohio Municipal Securities

      |X| Economic Climate

Ohio’s 2000 decennial census population of 11,353,100 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population. Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State’s economy, the greatest growth in Ohio’s economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio ranked seventh in the nation with approximately $442 billion in gross state product and was third in manufacturing with an approximate value of $85 billion and third in durable goods with an approximate value of $57 billion. As a percent of Ohio’s 2005 gross state product, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state, with 2005 merchandise exports totaling $34.8 billion. The State’s two leading export industries are machinery and motor vehicles, which together accounted for 57% of the value of Ohio’s merchandise exports in 2005.

With 14.3 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 76,200 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio’s economy. Ohio’s 2006 crop production value of $3.5 billion represented 3.0% of total U.S. crop production value. In 2006, Ohio’s agricultural sector total output reached $6.8 billion with agricultural exports (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.7 billion.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000, before decreasing again in 2001 through 2003, increased in 2004 through 2006, and decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 86% of all non-agricultural payroll workers in Ohio.

     Personal income grew at a rate of 4.6 percent in 2007. Ohio’s per capita income is $34,874 and median household income is currently $45,900 compared to the national average of $48,201. The average civilian labor force unemployment rate for 2007 was 5.6 percent in Ohio compared to 4.6 percent for the nation. This represented a 0.2 percent increase in unemployment from 2006 for Ohio while the national average stayed at 4.6 percent. Ohio has the 6th highest unemployment rate in the nation at an average of 5.6 percent in 2007, which is an increase from 5.4 percent in 2006. Total employment in Ohio is expected to increase 7.3 percent over the ten year period from 2004- 2014, which is a projected gain of 425,800 jobs.

     |X| Financial Condition

Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund (“GRF”) or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive several times in both the 2002-03 and 2004-05 bienniums and some prior fiscal years.

Most State operations are financed through the GRF. Personal income and sales use taxes are the major GRF sources. The GRF fund balance for Fiscal Year ended June 30, 2008 was $807,566,000. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (“BSF”), which under current law and until used is intended to carry a balance of up to 5% of the GRF revenues for the preceding fiscal year. The BSF is generally maintained by transfer from the surplus, if any in each fiscal year. The BSF had a balance of $1,012,289,000 at the end of Fiscal Year 2008, which is 3.8% of Fiscal Year 2008 revenues.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the “ten-mill limitation”.

The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

Effective July 1, 2005, State personal income tax rates, applying generally to federal adjusted gross income, were reduced 4.2% annually for the years 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. The indexing of the State income tax brackets, which was previously scheduled to begin in July 2005, has been suspended until January 2010.

Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. A school district income tax is currently approved in 145 districts. Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but these taxes may not be levied on non-residents.

Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio’s ranking moving from fifth among the states in 1970 to seventh in 1990, moving to between seventh and eighth in 1994 through 1999, and eighth since 2000. This movement in significant measure reflects “catching up” by several other states and a trend in Ohio toward more service sector employment.

     |X| 2006-2007 Biennium

Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF Appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increases over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

     |X| 2008-2009 Biennium

Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. The GRF Appropriations Act for the biennium was passed by the General Assembly and signed by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act reflects total GRF biennial estimated revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increases over the 2006-07 biennial expenditures). The following are spending increases for major program categories over the 2006-07 actual expenditures: 2.2% for Medicaid; 13.2% for higher education; 5.25% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation.

With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 the Office of Budget and Management (“OBM”) reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected shortfall for the current biennium of $733,000,000. Executive and legislative actions were taken based on the new OBM estimates.

The State ended Fiscal Year 2008 with a GRF cash balance of $1,682,002,000 and a GRF fund balance of $807,566,000. Of the ending GRF fund balance, the State maintained $133,313,000 reflecting one-half of one percent of Fiscal Year 2008 GRF revenues as the required ending fund balance and carried forward $674,253,000 to cover the expected and planned for variance of Fiscal Year 2009 GRF appropriations over estimated revenue. The BSF balance at the end of Fiscal Year 2008 was $1,012,289,000 (subject to currently authorized transfers of up to $263,333,000).

In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bio-products and bio-medical advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits.

With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540,000,000 further reduction in its GRF revenue projections for the Fiscal Year 2009 and a projected Fiscal Year budgetary shortfall of the same amount. Executive actions were taken to offset the projected shortfall.

Based on these actions and expenditure reductions, OBM is currently projecting a positive GRF fund balance at June 30, 2009. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure a positive GRF ending fund balance.

     |X| 2010-2011 Financial Situation

     Over the past two years, Ohio’s economy has been buffeted by a severe national recession, and projected revenues for the fiscal year 2010-2011 biennium are expected to require the state to operate state programs at the same resource level operated in fiscal year 2004.

     In February 2009, Governor Ted Strickland submitted his Executive Budget for the 2010-2011 to the 128th General Assembly. As of the date of this SAI, the deadline to approve the budget had passed without approval, and Governor Strickland had signed a seven-day interim budget to ensure critical state services continue at reduced funding levels. As a result of the national recession, projections of tax collections declined at an increasing rate throughout the fiscal year 2008-2009 biennium, necessitating three rounds of budget adjustments in February 2008, September 2008, and December 2008. As of February 2009, General Revenue Fund tax receipts were projected to decline by $825.8 million from fiscal year 2009 to fiscal year 2010 (4.5 percent) and then increase by $59.2 million in fiscal year 2011. The Executive Budget assumes the use of $3.4 billion from the Federal stimulus package in order to balance the General Revenue Fund and avoid additional funding reductions. For the biennium, total growth in the budget is 6.3 percent.

     As of the date of July 1, 2009, the state had already tapped its rainy-day fund and the 2010-2011 budget had been projected and re-projected eight times and is expected to cut approximately $3 billion dollars.

     |X| Municipalities

Ohio has a mixture of urban and rural population, with approximately three quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “fiscal emergencies”. A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality’s bonds and notes and, subject to the act’s stated standards and controls, permits the State to purchase limited amounts of the municipality’s short-term obligations (used only once, in 1980).

There are currently 15 local governments in fiscal emergency status and six infiscal watch status. A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us .

|X|     Ratings of the Commonwealth’s Securities.      As of June 15, 2009, Moody’s Investor's Service had downgraded Ohio's general obligation bonds to "Aa2" from "Aa1" and Fitch had downgraded its rating to "AA" from "AA+." Each rating agency cited Ohio's heavy reliance on the deteriorating manufacturing industry as a key factor in the rating downgrades. As of the same date, Standard & Poor’s had assigned Ohio’s general obligation bonds a rating of "AA+."

|X| Litigation

The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

Special Investment Considerations - Virginia Municipal Securities

     |X| Economic Climate

The Commonwealth’s 2007 population of 7,712,091 was 2.6% of the United States’ total. Among the 50 states, it ranked twelfth in population. With 39,598 square miles of land area, its 2007 population density was 194.8 persons per square mile, compared with 86.2 persons per square mile for the United States.

The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation’s capital have had a significant influence on the development of the present economic structure of the Commonwealth.

The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2007 population of 2,460,749. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation’s leading high-technology centers for computer software and telecommunications.

According to the U.S. Department of Commerce, Virginians received over $322.5 billion in personal income in 2007. In 2007, Virginia had per capita income of $41,347, the highest of the Southeast region and greater than the national average of $38,611. From 1998 to 2007, the Commonwealth’s 4.4% average annual rate of growth in per capita income was less than the national growth rate of 4.9%. Much of Virginia’s per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

Employment in the Information Services sector decreased by 10.6% from 2003 to 2007, which may in part be due to the national trend of reclassifying employers from the information industry to professional and business services. The Professional and Business Services sector, however, gained 17.2% over the same period. From 2003 to 2007, employment in the Financial Activities sector grew by 4.2%. The private Education and Health sector continued to add jobs in 2007, increasing by 12.7% from 2003 to 2007. The Leisure and Hospitality sector employment level rose 12.1% over the same period, with much of this growth in the food service and accommodations portions of the industry.

The Retail Trade sector increased by 5.8% from 2003 to 2007. The Wholesale Trade sector increased by 7.0% from 2003 to 2007.

With Northern Virginia and Hampton Roads, the home of the nation’s largest concentration of military installations, the federal government has a greater impact on the Commonwealth relative to its size than all states except Alaska and Hawaii. In 2007, federal government civilian employment in the Commonwealth averaged approximately 156,600, for a 6.0% gain between 2003 and 2007.

State government employment averaged 156,300 in the Commonwealth for 2007, up 9.4% from 2003 due primarily to an easing budget situation. Approximately 50% of state government employment is related to general government administration and 50% is related to higher education.

Manufacturing employment dropped 8.6% between 2003 and 2007.

The Commonwealth typically has one of the lowest unemployment rates in the nation, due in large part to the diversity of the Commonwealth’s economy. During 2007, an average of 3.2% of the Commonwealth’s population was unemployed, compared to 4.8% for the nation. Virginia has not seen the net job loss that has occurred throughout the nation. But, the rate of job growth is very low. The Virginia economy added 20,600 jobs in October 2008, for growth of 0.5%. Growth over the last few months is the slowest since fiscal year 2004. The unemployment rate has averaged 4.4% over the first four months of fiscal year 2009, which, while significantly lower than the national unemployment rate, is the highest rate in Virginia since 1996.

     The housing market continues to be troubled. Some data suggests that the market may have bottomed out, and certain communities have shown some signs of a housing revival, but the threat of more foreclosures and tight credit markets still causes concern.

     |X| Budgetary Process

The Governor is required by statute to present a bill detailing his budget (the “Budget Bill”) and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the “Appropriation Act”). In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

     |X| The 2006 Appropriation Act

On December 16, 2005, former Governor Warner presented the 2006 Budget Bill for the 2006-2008 biennium. The 2006 Budget Bill was developed with the following three main objectives in mind: maintain the Commonwealth’s financial stability for the long term; make targeted investments that will pay measurable returns in the future; and meet the Commonwealth’s ongoing commitment to fund core services.

The 2006 Budget Bill included $34,374.6 million from the general fund in base spending, and total general fund resources of $34,419.2 million. Recommendations for new spending totaled $5,947.0 million, including $930.3 million for capital outlay funding. General fund budget savings of $57.3 million were also recommended. The 2006 Budget Bill included approximately $1,501.8 million in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

On January 14, 2006, Timothy M. Kaine was inaugurated Governor of Virginia. On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill. General fund spending actions in Governor Kaine’s executive amendments for the 2006-2008 biennium included $39.6 million to increase proposed K-12 instructional staff pay raises from three percent to four percent; $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. General fund savings in Governor Kaine’s proposed amendments totaled $7.6 million, resulting largely from standardized testing procurement changes. Net additional general fund revenue proposed in Governor Kaine’s amendments totaled $15.1 million, due in substantial part to the proposed sale of an alcoholic and beverage control facility.

The House and the Senate could not reach agreement on the 2006 Budget Bill and adjourned on March 11, 2006. The Governor called a Special Session of the 2006 General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium, as amended, that included significant portions of the original 2006 Budget Bill. The increases in new general fund spending included: a net increase of $68.0 million for public education; a net increase of $90.5 million for capital project expenses; and $106.3 million for additional salary increases for state employees and state-supported local employees. In keeping with the objectives of the introduced budget, The compromise budget provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial general fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory programs such as Medicaid, Comprehensive Services Act, children’s health insurance, adoptions and the impact of the new Medicare Part D prescription drug program. Under the compromise budget, a deposit in the amount of $138.3 million was provided for the Revenue Stabilization Fund in fiscal year 2008, representing an estimate of the required deposit attributable to tax collections for fiscal year 2006.
     |X| The 2007 Amendments to the 2006 Appropriation Act

On December 15, 2006 Governor Kaine presented his proposed amendments to the 2006 Appropriations Act (House Bill 1650) affecting the remainder of the 2006-2008 biennium. The Governor’s objectives were developed with the following goals in mind: maintain the Commonwealth’s financial stability for the long term; make targeted investments that will enhance Virginia’s ability to compete in a global economy; and meet the Commonwealth’s ongoing commitment to fund core services.

Fiscal year 2006 ended with actual collections exceeding the forecast by $147 million or 1.0%. Nonwithholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the fiscal year 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for fiscal year 2007.

The Governor’s budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in fiscal year 2007 and an additional $46.1 million in fiscal year 2008 (for a total fiscal year 2008 deposit of $184.3 million). With these deposits, the Fund will remain at its Constitutional maximum of $1.3 billion in fiscal year 2008. The Fund reached its Constitutional maximum for the first time in fiscal year 2006. Excess deposits (estimated at $36.9 million in fiscal year 2007 and $120.4 million in fiscal year 2008) will be transferred back to the General Fund.

After making the deposit to the Revenue Stabilization Fund, approximately 70% of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced. Governor Kaine returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the Budget Bill was enacted as Chapter 847 of the 2007 Acts of Assembly.

     |X| The 2008 Appropriation Act

On December 17, 2007, Governor Kaine presented the 2008 Budget Bill for the 2008-2010 biennium. The 2008 Budget Bill included $36,174.3 million from the General Fund in base spending, and total General Fund resources of $36,197.7 million. Recommendations for new spending totaled $2,213.6 million, including $54.0 million for capital outlay funding. General Fund budget savings of $463.6 million were also recommended.

Major items in the 2008 Budget Bill recommended to meet the Commonwealth’s commitment to fund core services included $890.3 million for estimated state cost of the technical re-benchmarking of the Standards of Quality for elementary and secondary schools and $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research facility at higher education institutions.

While preliminary data show that General Fund revenue collections for fiscal year 2008 exceeded the budgeted forecast, as described above, economic indicators for early fiscal year 2009 revenues reflect a slowing economy. Declining employment levels, slower income growth, lower consumer confidence, and continued downward trends in the housing market have resulted in withholding, sales, and recordation taxes being less than projections. For fiscal year 2008, the revenue shortfalls from these areas were offset by higher than expected corporate income tax collections due to strength in the defense and energy sectors. Economic indicators suggest that the slower growth pattern will continue, which will adversely impact important components of the Commonwealth’s revenues.

The Commonwealth has taken actions to address the reduction in revenues. In mid-July, 2008, the Governor directed state agencies to freeze certain hiring without prior approval at the cabinet level, and to suspend nonessential travel, discretionary equipment purchases and new consulting contracts. The Governor also advised agencies to expect further budget adjustments to reflect any reductions in the General Gund revenue forecast for fiscal years 2009 and 2010. In early September, 2008, the Governor ordered heads of state agencies to prepare three sets of spending plans for the current budget biennium, reflecting spending cuts of 5%, 10% and 15%. Under applicable law, the Governor is authorized to make cuts up to 15% of appropriated line items, subject to certain exceptions, when the General Assembly is not in session.

     In early October, 2008, the Governor presented his revised revenue forecast, which projected a shortfall in General Fund revenues of $973.6 million for fiscal year 2009 and $1.54 billion for fiscal year 2010. In December 2008, the forecast was further revised downward by an additional $138.6 million in fiscal year 2009 and an additional $229.6 million in fiscal year 2010. These adjustments result in a total general fund revenue reduction in the biennial budget passed last spring of nearly $2.9 billion. In order to reduce the shortfall for fiscal year 2009, the Governor specified reducing state agency spending by over $323 million, recovering over $40 million in various balances from fiscal year 2008 and capturing savings of over $24 million from his previous spending directives to state agencies. The Governor proposed addressing the remaining shortfall for fiscal year 2009 by financing nearly $250 million in capital outlays through the issuance of bonds and by withdrawing $400 million from the Revenue Stabilization Fund, but these actions will require approval by the General Assembly.

     |X| Litigation

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

|X| Ratings of the Commonwealth’s Securities. As of June 30, 2009, Standard & Poor’s had rated the Commonwealth’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”.

Appendix C

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. (“Moody's”)

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Mig/Vmig Ratings: U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services (“Standard & Poor's”), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Oppenheimer RochesterTM Arizona Municipal Fund

Oppenheimer RochesterTM Maryland Municipal Fund
Oppenheimer RochesterTM Massachusetts Municipal Fund

Oppenheimer RochesterTM Michigan Municipal Fund

Oppenheimer RochesterTM Minnesota Municipal Fund

Oppenheimer RochesterTM North Carolina Municipal Fund

Oppenheimer RochesterTM Ohio Municipal Fund

Oppenheimer RochesterTM Virginia Municipal Fund

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP(225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas
New York, New York 10036

1234

PX0000.001.0709